SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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[X]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).

[ ]	Definitive information statement

DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
(Name of Registrant as Specified in Its Charter)

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DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
866-437-0252

IMPORTANT SHAREHOLDER INFORMATION

This Joint Proxy Statement (Proxy Statement) contains information that holders of preferred shares of beneficial interest designated as Muni-MultiMode Preferred Shares, Series 2049 (MMP Shares) of Delaware Investments Colorado Municipal Income Fund, Inc. (VCF) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM and collectively with VCF, the Acquired Funds, and each, an Acquired Fund), and Delaware Investments National Municipal Income Fund (VFL or the Acquiring Fund, and together, with the Acquired Funds, the Funds) should know before voting on the proposals that are described herein.

This Proxy Statement is being provided to you in conjunction with the joint annual meeting of shareholders of the Funds (the Meeting), which will be held virtually on Oct. 11, 2021 at 4:00 p.m. Eastern Time. The Proxy Statement discusses the following proposals (the Proposals) to be voted on by holders of MMP Shares (MMP Shareholders) at the Meeting:

1.
For MMP Shareholders of VCF: To vote on the approval of an Agreement and Plan of Acquisition that provides for (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VCF in exchange solely for (a) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (b) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VCF according to their respective interests in liquidation of VCF, and (iii) the dissolution of VCF as soon as is practicable after the closing;

2.
For MMP Shareholders of VMM: To vote on the approval of an Agreement and Plan of Acquisition that provides for (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VMM in exchange solely for (a) full and fractional shares of common stock, par value of $0.01 per share, of the Acquiring Fund; and (b) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VMM according to their respective interests in liquidation of VMM and (iii) the dissolution of VMM as soon as is practicable after the closing;

3.	For MMP Shareholders of VFL:

(a)
To vote on the approval of an Agreement and Plan of Acquisition among VCF, the Acquiring Fund, and Delaware Management Company (DMC or the Manager), that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VCF in exchange solely for: (1) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (2) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VCF according to their respective interests in liquidation of VCF; and (iii) the dissolution of VCF as soon as is practicable after the closing;

(b)
To vote on the approval of an Agreement and Plan of Acquisition among VMM, the Acquiring Fund, and DMC, that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VMM in exchange solely for: (1) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (2) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VMM according to their respective interests in liquidation of VMM; and (iii) the dissolution of VCF as soon as is practicable after the closing;

4.
For MMP Shareholders of the Funds: To elect a Board of Trustees or Directors for each Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans by MMP Shareholders and common shareholders voting together as a single class; and to elect Ann D. Borowiec and Joseph W. Chow to the Board of Trustees or Directors for each Fund solely by MMP Shareholders, voting as a class; and

5.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

MMP Shareholders of the Acquired Funds are entitled to assert dissenters’ rights of appraisal under Minnesota law. In order to do so, MMP Shareholders must strictly follow the procedures set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to the Proxy Statement as Exhibit B. For more information, see the discussion under the caption “Voting Information – Dissenters’ Rights of Appraisal” in the Proxy Statement.

The Proxy Statement discusses the Proposals, including the proposed reorganizations described above in Proposals 1, 2, and 3 (each, a Reorganization and together, the Reorganizations), and provides you with information that you should consider before you vote. The investment objectives, strategies, and risks of the Acquired Funds are similar, but also differ in certain material respects from the Acquiring Fund, including that each Acquired Fund has a state-specific rather than national investment mandate. After the Reorganizations, shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. who are residents of Colorado or Minnesota, respectively, may lose the benefit of the exempt-interest dividends paid by such Fund being excluded from the individual income tax in Colorado or Minnesota, respectively.  The enclosed Proxy Statement provides important information regarding such differences, as well as similarities, that shareholders should consider in determining whether an investment in the Acquiring Fund is appropriate for them. The Boards of Directors of the Acquired Funds and the Board of Trustees of the Acquiring Fund (together, the Boards) unanimously approved the Reorganizations and concluded that each Reorganization is in the best interests of each Acquired Fund, the Acquiring Fund, and their shareholders. In addition, the Boards all unanimously recommend that you vote for each of the nominees listed in Proposal 4.

The Boards have fixed the close of business on Aug. 12, 2021, as the record date (Record Date) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share held (and a proportionate fractional vote for each fractional share).

These materials also include a proxy card, which is, in essence, a ballot. We urge you to review carefully the Proposals in the Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, our proxy solicitor, toll free at 877-864-5051.

If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return your proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the Reorganizations of each of the Acquired Funds (Proposals 1/2/3) and FOR all of the Board nominees (Proposal 4), in accordance with the recommendation of the Boards.

The enclosed Proxy Statement is only being delivered to each Fund’s MMP Shareholders. Holders of the common shares of beneficial interest or shares of common stock (Common Shares) of the Funds, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting. Each Fund is delivering a separate prospectus/proxy statement to its Common shareholders with respect to the Proposals described above.

DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held virtually on Oct. 11, 2021
Notice is hereby given to the holders of preferred shares of beneficial interest designated as Muni-MultiMode Preferred Shares, Series 2049 (MMP Shares) of Delaware Investments Colorado Municipal Income Fund, Inc. (VCF) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM and collectively with VCF, the Acquired Funds, and each, an Acquired Fund), and Delaware Investments National Municipal Income Fund (VFL or the Acquiring Fund, and together, with the Acquired Funds, the Funds), that the Acquired Funds and Acquiring Fund will hold a joint annual meeting of shareholders (the Meeting) virtually on Oct. 11, 2021 at 4:00 p.m. Eastern time. The Meeting is being called to consider the following proposals (the Proposals) to be voted on by holders of MMP Shares (MMP Shareholders):
1.
For MMP Shareholders of VCF: To vote on the approval of an Agreement and Plan of Acquisition that provides for (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VCF in exchange solely for (a) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (b) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VCF according to their respective interests in liquidation of VCF, and (iii) the dissolution of VCF as soon as is practicable after the closing;

2.
For MMP Shareholders of VMM: To vote on the approval of an Agreement and Plan of Acquisition that provides for (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VMM in exchange solely for (a) full and fractional shares of common stock, par value of $0.01 per share, of the Acquiring Fund; and (b) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VMM according to their respective interests in liquidation of VMM and (iii) the dissolution of VMM as soon as is practicable after the closing;

3.	For MMP Shareholders of VFL:

(a)
To vote on the approval of an Agreement and Plan of Acquisition among VCF, the Acquiring Fund, and Delaware Management Company (DMC or the Manager), that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VCF in exchange solely for: (1) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (2) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VCF according to their respective interests in liquidation of VCF; and (iii) the dissolution of VCF as soon as is practicable after the closing;

(b)
To vote on the approval of an Agreement and Plan of Acquisition among VMM, the Acquiring Fund, and DMC, that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VMM in exchange solely for: (1) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (2) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VMM according to their respective interests in liquidation of VMM; and (iii) the dissolution of VCF as soon as is practicable after the closing;

4.
For MMP Shareholders of the Funds: To elect a Board of Trustees or Directors for each Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans by MMP Shareholders and common shareholders voting together as a single class; and to elect Ann D. Borowiec and Joseph W. Chow to the Board of Trustees or Directors for each Fund solely by MMP Shareholders, voting as a class; and

5.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

A copy of the form of the Plan, which more completely sets forth the terms of the proposed reorganizations described above in Proposals 1, 2, and 3 (each, a Reorganization and together, the Reorganizations), is attached as Exhibit A to the Proxy Statement.
MMP Shareholders of record as of the close of business on Aug. 12, 2021 are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting (Record Date). Holders of the common shares of beneficial interest or shares of common stock (Common Shares) of the Funds, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting.
Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of our shareholders, the Meeting will be held in a virtual-only format via a web-based portal. To participate in and/or vote at the Meeting, MMP Shareholders of the Funds must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (AST) as described further below. MMP Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. MMP Shareholders will not be able to attend the Meeting in person.
If, as of August 12, 2021, you were a holder of MMP Shares of a Fund and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8, 2021.
Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.
Each Fund’s Board unanimously recommends that you cast your vote for the above proposals and for all the Trustee/Director nominees as described in the Proxy Statement.
Whether or not you plan to attend the Meeting, your vote is needed. Attendance at the Meeting will be limited to shareholders of the Acquired Funds and the Acquiring Fund as of the close of business on Aug. 12, 2021. You are entitled to receive notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of a Fund. Your vote is important no matter how many shares you own.

MMP Shareholders of the Acquired Funds are entitled to assert dissenters’ rights of appraisal under Minnesota law. In order to do so, MMP Shareholders must strictly follow the procedures set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to the Proxy Statement as Exhibit B.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, AST, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the Proposals or how to vote, you may call AST at 877-864-5051 and a representative will assist you.
By Order of the Boards of Directors/Trustees
Shawn K. Lytle
President
[      ], 2021

Important Notice Regarding the Availability of Proxy Materials for the Meeting:  the Notice of Annual Meeting of Shareholders and Proxy Statement are available at [     ].

PROXY STATEMENT

TABLE OF CONTENTS

THE PROPOSALS	4
What am I being asked to vote upon?	4
How can I participate in the Meeting?	4
What are the Boards’ recommendation regarding the Proposals?	5
What will happen if shareholders approve the Proposals?	6
Will MMP Shares issued in connection with the Reorganizations be the same as my current MMP Shares?	6
PROPOSALS 1, 2, AND 3: THE REORGANIZATIONS	7
What is the anticipated timing of the Reorganizations?	7
What are the benefits of the Reorganizations to shareholders?	7
What are the costs of the Reorganizations?	7
What happens if a Reorganization is not approved?	7
How will shareholder voting be handled?	7
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS, AND INVESTMENT RESTRICTIONS	8
How do the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds compare against those of the Acquiring Fund?	8
Portfolio Turnover	25
INFORMATION ABOUT THE FUNDS	26
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization(s)?	26
What are the general tax consequences of the Reorganizations?	27
Who manages the Funds?	28
Information about the Preferred Shares of the Funds	29
Where can I find more financial information about the Funds?	32
What are other key features of the Funds?	32
REASONS FOR THE REORGANIZATIONS	35
INFORMATION ABOUT THE REORGANIZATIONS AND THE PLAN	37
How will the Reorganization be carried out?	37
What are the tax consequences of each Reorganization?	37
What should I know about shares of the Acquired Funds and Acquiring Fund?	40
Do the Directors and Officers own shares of the Funds?	41
Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?	41
COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS	42
Comparison of State Law and Material Charter Document Provisions	42
PROPOSAL 4: TO ELECT A BOARD OF DIRECTORS	46
VOTING INFORMATION	61
How many votes are necessary to approve the Proposals?	61
How do I ensure my vote is accurately recorded?	62
May I revoke my proxy?	62
What other matters will be voted upon at the Meeting?	62
Who is entitled to vote?	62
How will proxies be solicited?	63
Are there dissenters’ rights?	64
MORE INFORMATION ABOUT THE FUNDS	66
EXHIBITS TO PROXY STATEMENT	68
EXHIBIT A	A-1
EXHIBIT B	B-1
EXHIBIT C	C-1
EXHIBIT D	D-1

i

DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
866-437-0252

JOINT PROXY STATEMENT

Dated [      ], 2021

Acquisition of the Assets and Liabilities of:
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
By:
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Acquisition of the Assets and Liabilities of:
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
By:
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Election of Directors/Trustees:
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

This Joint Proxy Statement (Proxy Statement) solicits proxies of holders of preferred shares of beneficial interest designated as Muni-MultiMode Preferred Shares, Series 2049 (MMP Shares) to be voted by holders of MMP Shares (MMP Shareholders) at the joint annual meeting of shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. (VCF) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM and collectively with VCF, the Acquired Funds, and each, an Acquired Fund), and Delaware Investments National Municipal Income Fund (VFL or the Acquiring Fund, and together, with the Acquired Funds, the Funds), and at any adjournments or postponements thereof (the Meeting). The Meeting is being called to consider the following proposals (the Proposals):
1.
For MMP Shareholders of VCF: To vote on the approval of an Agreement and Plan of Acquisition (Plan) that provides for (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VCF in exchange solely for (a) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (b) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VCF according to their respective interests in liquidation of VCF, and (iii) the dissolution of VCF as soon as is practicable after the closing;

2.
For MMP Shareholders of VMM: To vote on the approval of a Plan that provides for (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VMM in exchange solely for (a) full and fractional shares of common stock, par value of $0.01 per share, of the Acquiring Fund; and (b) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VMM according to their respective interests in liquidation of VMM and (iii) the dissolution of VMM as soon as is practicable after the closing;

3.	For MMP Shareholders of VFL:

(a)
To vote on the approval of a Plan among VCF, the Acquiring Fund, and Delaware Management Company (DMC or the Manager), that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VCF in exchange solely for: (1) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (2) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VCF according to their respective interests in liquidation of VCF; and (iii) the dissolution of VCF as soon as is practicable after the closing;

(b)
To vote on the approval of a Plan among VMM, the Acquiring Fund, and DMC, that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of VMM in exchange solely for: (1) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund; and (2) MMP Shares, liquidation preference $100,000 per share, of the Acquiring Fund; (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of VMM according to their respective interests in liquidation of VMM; and (iii) the dissolution of VCF as soon as is practicable after the closing;

4.
For MMP Shareholders of the Funds: To elect a Board of Trustees or Directors for each Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans by MMP Shareholders and common shareholders voting together as a single class; and to elect Ann D. Borowiec and Joseph W. Chow to the Board of Trustees or Directors for each Fund solely by MMP Shareholders, voting as a class; and

5.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

If an Acquired Fund’s shareholders vote to approve the Plan and Acquiring Fund shareholders approve Proposal 3, substantially all of the assets of the Acquired Fund will be reorganized into shares of the Acquiring Fund (each, a Reorganization and together, the Reorganizations).

The Meeting will be held virtually on Oct. 11, 2021 at 4:00 p.m. Eastern time. The Boards of Directors/Trustees of the Funds (together, the Boards and the Directors or Trustees, as applicable, referred to collectively as the Directors) approved the Reorganizations and concluded that each Reorganization is in the best interests of each Fund and its shareholders. The Boards are soliciting these proxies. The Boards also all unanimously recommend that you vote for each of the nominees listed in Proposal 4. This Proxy Statement will first be sent to shareholders on or about [     ], 2021.

The enclosed Proxy Statement is only being delivered to the Funds’ MMP Shareholders. Holders of the common shares of beneficial interest or shares of common stock (Common Shares) of each Fund, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting. The Funds are delivering a separate prospectus/proxy statement to its holders of Common Shares (Common Shareholders) with respect to the Proposals described above.

Each Fund is a diversified closed-end management investment company. DMC, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) serves as the investment manager for the Funds.

The Funds’ Common shares trade on the New York Stock Exchange (NYSE) American, the successor to the American Stock Exchange, formerly known as NYSE Market.

This Proxy Statement sets forth the information that you should know about the Proposals. You should retain this Proxy Statement for future reference.

You can request a free copy of any of the Funds’ Annual Reports or Semiannual Reports by contacting your financial intermediary or by calling 866 437-0252. Additional information about the Funds can also be viewed online or downloaded from the EDGAR database without charge on the SEC’s internet site at www.sec.gov.

The MMP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. See the Confidential Information Memorandum accompanying this Proxy Statement as Exhibit E (the Memorandum) for additional information. No person has been authorized to give any information or make any representations not contained herein and, if so given or made, such information or representation must not be relied upon as having been authorized.

THE PROPOSALS
At a meeting held on Aug. 11, 2021, the Boards, including a majority of the Directors who are not “interested persons” (as defined by the Investment Company Act of 1940 (the 1940 Act)) (the Independent Directors), on behalf of each of the Funds, considered the Proposals to reorganize each Acquired Fund with and into the Acquiring Fund, and approved the Plan.  The Boards, including a majority of the Independent Directors, also voted to recommend that shareholders vote to elect a Board of Directors for each Fund.

What am I being asked to vote upon?
Proposals 1 and 2: Acquired Fund shareholders are being asked to vote to approve the Plan between their Acquired Fund(s) and the Acquiring Fund. The Plan provides that: (i) all of the property, assets, and goodwill (Assets) of each Acquired Fund will be acquired by the Acquiring Fund, in exchange for shares of the Acquiring Fund. According to the Plan, each Acquired Fund will be liquidated and dissolved following the Reorganizations. Each Reorganization constitutes a separate reorganization, and neither Reorganization is contingent upon the approval of the other.

Proposal 3: Acquiring Fund shareholders are being asked to vote to approve each such Reorganization, which involves the issuance of new Common Shares and MMP Shares by the Acquiring Fund.

If a Reorganization is approved, MMP Shares of the Acquired Fund will be exchanged on a one-for-one basis for newly issued Acquiring Fund MMP Shares with substantially identical terms, including equal aggregate liquidation preferences; and Common Shares of an Acquired Fund will be exchanged for newly issued Acquiring Fund Common Shares of equal aggregate net asset value. [MMP Shareholders are not expected to bear any costs of the Reorganizations.]

Proposal 4: Each Fund’s MMP Shareholders and Common Shareholders together are being asked to vote to elect a Board consisting of Jerome D. Abernathy, Thomas L. Bennett, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans. MMP Shareholders of each Fund exclusively are entitled to elect two of their respective Directors and are being asked to vote to elect Ann D. Borowiec and Joseph W. Chow. Shareholders of each Acquired Fund are being solicited to vote to elect a Board of Directors so that the Acquired Funds may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event a Reorganization is not approved by shareholders or consummated in a timely manner.

How can I participate in the Meeting?
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively online this year. You may attend the Meeting online by visiting [      ]. To participate in the Meeting, you will need to follow the instructions included herein. The password for the Meeting is [         ]. The Meeting will begin promptly at 4:00 p.m. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

To participate in and/or vote at the Meeting, MMP Shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (AST) as described further below. MMP Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. MMP Shareholders will not be able to attend the Meeting in person.

If, as of August 12, 2021, you were a holder of MMP Shares of a Fund and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.

If, as of August 12, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8. 2021.

If, as of August 12, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE SEE THE PROXY CARD FOR ADDITIONAL VOTING INSTRUCTIONS.

What are the Boards’ recommendation regarding the Proposals?
For the reasons set forth below under “Reasons for the Reorganizations”, the Boards have unanimously determined that each Reorganization is in the best interests of each Acquired Fund and the Acquiring Fund. The Boards recommend that Acquired Fund and Acquiring Fund shareholders vote FOR the Reorganizations. The Boards have concluded that the interests of the existing shares of each Acquired Fund and the existing shares of the Acquiring Fund will not be diluted as a result of the Reorganizations. The Boards found that each Acquired Fund and the Acquiring Fund have significant overlap in investment objectives, strategies, and risks, identical portfolio managers and service providers, and comparable fees and expenses. The Boards recognized that the Acquired Funds have state-specific mandates and considered potential benefits to Acquired Fund Shareholders of being shareholders of the Acquiring Fund with its national investment focus, including the potential for greater investment opportunities particularly in light of fewer new bond issuances in recent years by the states of Minnesota and Colorado.  The Boards also recognized that the Acquired Funds were larger than the Acquiring Fund. In addition, the Boards found that the increase in the Acquiring Fund’s assets will result in increased operational efficiencies and may enable the Acquiring Fund to realize a greater trading volume and offer greater liquidity, which may assist in reducing the Acquiring Fund’s discount to net asset value.

After consideration of various factors related to each individual nominee’s candidacy, the Nominating Committee and the Board of each Fund determined to recommend that each Director should continue to serve as Director of each Fund and recommend that shareholders vote FOR the election of each Director.

What will happen if shareholders approve the Proposals?
If a Reorganization is approved by shareholders of an Acquired Fund and Acquiring Fund shareholders approve the related issuance of additional Common shares and MMP Shares, the Reorganizations will result in your Acquired Fund MMP Shares being exchanged for Acquiring Fund MMP Shares. This exchange will occur on a date agreed upon by the parties to the Plan (hereafter, the Closing Date), which is currently anticipated to occur on or around [   ], 2021. Neither Reorganization is contingent on the other. However, Proposal 3 is contingent on Proposals 1 and 2 individually, and vice versa. If a Reorganization is approved and you own Acquired Fund MMP Shares, you will, after the Reorganization, own MMP Shares of the Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the Acquired Fund MMP Shares you held immediately before the Reorganization. The Statement of Preferences of each Fund’s MMP Shares are substantially similar. If you are an MMP Shareholder of the Acquiring Fund, your MMP Shares will not be changed by the Reorganization.

          It is expected that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganizations. After the Reorganizations, shareholders of VCF and VMM who are residents of Colorado or Minnesota, respectively, may lose the benefit of the exempt-interest dividends paid by such Fund being excluded from the individual income tax in Colorado or Minnesota, respectively, to the extent that the Acquiring Fund invests in securities the interest from which is not exempt from Colorado or Minnesota state income tax, respectively, or to the extent that the Acquiring Fund is no longer eligible to pass through to investors the tax-exempt nature of its income for state tax purposes.  Information regarding the state specific breakdown of Fund investments is provided in the tax center on Macquarie’s website (https://www.delawarefunds.com/account/tax-information/fund-tax-data/tax-free-funds-income-by-state-percentages) for shareholders to determine, what, if any portion of the Acquiring Fund is tax-exempt for state income tax purposes.  Shareholders should consult their own tax advisor regarding the effect, if any, of the Reorganizations in light of their individual circumstances. For more information about the federal tax consequences of the Reorganizations, see the section below entitled “What are the tax consequences of each Reorganization?”

Will MMP Shares issued in connection with the Reorganizations be the same as my current MMP Shares?
Yes. In connection with the Reorganizations, the Acquiring Fund will issue MMP Shares in exchange for Acquired Fund MMP Shares. The terms of the Acquiring Fund MMP Shares will be substantially identical to the terms of the Acquired Fund’s MMP Shares outstanding immediately prior to the Closing Date. Important information regarding the Acquiring Fund MMP Shares to be issued in connection with the Reorganizations is set forth below.

(1)
It is a condition of closing of each Reorganization that each of the Acquired Funds and the Acquiring Fund will have satisfied all of its obligations set forth in certain documents related to its respective MMP Shares immediately prior to the Reorganizations. The Acquiring Fund covenants that it will satisfy all of the obligations of such documents related to the MMP Shares immediately after giving effect to the Reorganization.

(2)	The terms of the Declaration of Trust of the Acquiring Fund are similar to those terms agreed upon by the initial purchaser of MMP Shares of the Fund.
(3)	The terms of the bylaws of the Acquiring Fund are similar to those terms agreed upon by the initial purchaser of MMP Shares of the Fund.
(4)
The terms of the MMP Shares issued by the Acquiring Fund, as set forth in the Statement of Preferences of MMP Shares, are substantially similar to those terms agreed upon by the initial purchaser of MMP Shares of the Fund.

(5)
In each Reorganization, MMP Shares of the Acquired Fund will be exchanged for new MMP Shares of the Acquiring Fund, which, after giving effect to the Reorganizations, will constitute a separate series of MMP Shares of the Acquiring Fund.

(6)	If the necessary shareholder approval is obtained, the Reorganizations will likely be completed on or around December 31, 2021.
A form of the Statement of Preferences of MMP Shares of the Acquiring Fund is attached hereto as Exhibit C.  The description of MMP Shares of the Acquiring Fund included herein is subject to and qualified in its entirety by reference to the more detailed description of the MMP Shares set forth in such form of Statement of Preferences.
PROPOSALS 1, 2, AND 3: THE REORGANIZATIONS
What is the anticipated timing of the Reorganizations?
The Meeting is scheduled to occur virtually on Oct. 11, 2021.  If the necessary shareholder approval is obtained, the Reorganizations will likely be completed on or around December 31, 2021.

What are the benefits of the Reorganizations to shareholders?
MMP Shareholders are expected to benefit from the larger size of the combined fund due to a larger fund’s ability to invest in a larger pool of securities.

Management also believes that the Reorganizations offer the following benefits to Common Shareholders, among others:
•
Larger Net Asset Level - With a larger asset level, the Acquiring Fund may attract a larger set of investors through its national investment strategy which could potentially reduce its discount and reduce fixed expenses.

•	Greater Liquidity - The Acquiring Fund may have a more liquid trading environment and experience larger trading volume that may assist in leading to a smaller and less persistent discount.
•
Stronger Investment Opportunity - A larger Acquiring Fund will permit greater investment opportunities by allowing portfolio managers to invest in a wider range of bond issuances, particularly in light of fewer new bond issuances in recent years by the states of Minnesota and Colorado.

•
Additional Leverage Flexibility - In line with greater investment opportunities, a larger Acquiring Fund may permit the portfolio managers to explore new or additional forms of leverage that may be better received by potential underwriters and investors for a larger fund with a national bond strategy.

What are the costs of the Reorganizations?
[MMP Shareholders are not expected to bear any costs of the Reorganizations.]

What happens if a Reorganization is not approved?
If the Reorganizations are not approved by an Acquired Fund’s shareholders or do not close for any other reason, such shareholders will remain shareholders of the Acquired Fund, and the Acquired Fund will continue to operate. The Boards then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Acquired Fund. Neither Reorganization is contingent on the other.

How will shareholder voting be handled?
Common Shareholders and MMP Shareholders who own shares of a Fund at the close of business on Aug. 12, 2021 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of a Reorganization by an Acquired Fund (Proposals 1 and 2) requires the affirmative vote of the holders of at least a majority of the outstanding Common Shares and outstanding preferred shares then entitled to vote, voting as a single class, and also requires the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including the

MMP Shares, outstanding at the time, voting as a separate class. For this purpose, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. Approval of a Reorganization by the Acquiring Fund (Proposal 3) requires the affirmative vote of the holders of at least a majority of the outstanding Common Shares and outstanding Preferred Shares, voting as a single class.

For more details about shareholder voting, see the “Voting Information” section of this Proxy Statement.

THE BOARDS RECOMMEND THAT YOU VOTE TO APPROVE THE PLAN FOR EACH FUND.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS, AND INVESTMENT RESTRICTIONS
How do the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds compare against those of the Acquiring Fund?
This section will help you compare the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds and the Acquiring Fund.

REORGANIZATION OF VCF INTO VFL
Investment Objectives.  The Acquired Fund and Acquiring Fund have similar principal investment objectives, as described below. VCF seeks to provide current income from both federal income tax and Colorado state income tax while VFL only seeks to provide current income exempt from federal income tax.

VCF (Acquired Fund)	VFL (Acquiring Fund)
What is the Fund’s investment objective? VCF seeks to provide current income exempt from both regular federal income tax and Colorado state income tax, consistent with the preservation of capital.	What is the Fund’s investment objective? VFL seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have similar, but not identical, principal investment strategies, as described below, with the most significant difference being the Acquired Fund’s specific focus on Municipal Obligations from the state of Colorado.

Under normal circumstances, the Acquired Fund will invest substantially all (at least 80%) of its assets in tax-exempt “Colorado Municipal Obligations” and the Acquiring Fund will invest substantially all (at least 80%) of its net assets in “Municipal Obligations.”  “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Colorado Municipal Obligations,” are Municipal Obligations issued by or on behalf of the State of Colorado, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Colorado state income tax.  For each Fund, the 80% investment policy is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of common stock and preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class.

Each Fund is classified as diversified under applicable federal law and neither Fund will concentrate its investments in any one industry.

Each Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (AMT).

Each Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (S&P), or is unrated but judged by the Manager, to be of comparable quality. Each Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

Each Fund seeks to have an average maturity of between 20 and 30 years.

VCF (Acquired Fund)	VFL (Acquiring Fund)
What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its assets in tax-exempt “Colorado Municipal Obligations.” “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Colorado Municipal Obligations,” are Municipal Obligations issued by or on behalf of the State of Colorado, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Colorado state income tax. The Fund may invest up to 20% of the Fund’s total assets in securities that generate interest that is subject to federal alternative minimum tax (AMT).

The Fund may invest without limitation in Colorado Municipal Obligations rated investment grade (i.e., those rated BBB and above or unrated but judged to be of comparable quality by the Fund’s investment adviser). The Fund may also invest up to 20% of its net assets in Colorado Municipal Obligations with an investment rating of Ba/BB or lower, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. In normal circumstances, the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations.

The Fund intends to emphasize investments in Colorado Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20 to 30 years. The average portfolio maturity, however, may be shortened from time to time depending upon market conditions. As a result, the Fund’s portfolio at any given time may include both long- and intermediate-term Colorado Municipal Obligations.

The Fund may invest without limit in state or municipal leases and participation interests therein. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board.

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (AMT). The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (S&P), or is unrated but judged by the Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.

The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.

The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Manager will adjust the average maturity of the bonds in the Fund’s portfolio to

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.

The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Colorado and federal income tax, subject to the Fund’s fundamental investment policy to invest 80% of its assets in Colorado municipal obligations.

The Fund may invest up to 5% of its total assets in Colorado Municipal Obligations whose rates vary inversely with changes in market rates of interest (so-called “inverse floaters”).

Although in normal circumstances the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, the Fund may attempt to hedge its investment portfolio against market risk by engaging in various hedging transactions. In particular, the Fund may purchase and sell futures contracts, enter into various interest rate transactions, and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively, “Hedging Transactions”). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, to manage the effective dollar-weighted average duration of the Fund’s portfolio or for other risk management purposes.

The Fund may enter into contracts for the purchase or sale for future delivery (futures contracts) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities to hedge the value of its portfolio securities that might result from a change in interest rates. The Fund will engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 3% to approximately 15% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs.

The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.

Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.

The Fund may invest without limit in advance refunded bonds.

The Fund may invest without limitation in high-quality, short-term tax-free instruments.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.

The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

The Fund may invest in zero coupon bonds.

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors based on securities that it does not own. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “A” by at least one nationally recognized rating organization at the time of entering into such transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund’s assets. The Fund may sell (i.e., write) caps and floors without limitation, as long as it designates on the Fund’s books liquid assets in an amount sufficient to cover its obligations under the cap or floor.

The Fund may purchase put options (puts) that relate to Municipal Obligations (whether or not it holds such securities in its portfolio) or futures on such securities. The Fund may also sell puts on Municipal Obligations or futures on such securities if the Fund’s continuing obligations on such puts are secured by designated assets on the Fund’s books consisting of cash or liquid debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions.

In order to reduce fluctuations in net asset value, the Fund may sell or purchase call options (calls) on Municipal Obligations that are traded on U.S. securities exchanges and in the over-the-counter markets and related futures on such securities. The Fund may write call options only if the call option is “covered.” The Fund may write put options only if the put option is “secured.” Although the Fund will enter into over-the-counter options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. The Fund will not engage in over-the-counter options transactions if the amount invested by the Fund in over-the-counter options, plus, with respect to over-the-counter options written by the Fund, the amounts required to be treated as illiquid pursuant to SEC staff positions, plus the amount invested by the Fund in illiquid securities, would exceed 20% of the Fund’s total assets.

The Fund also may purchase and write call and put options on securities indices.

Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will not borrow money in excess of one-third of the value of its assets.

In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.

The Fund may also purchase and sell (write) call and put options on financial futures contracts.

The Fund may enter into credit default swap (CDS) contracts to the extent consistent with its investment objective and strategies. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets or as a tax management tool. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.

The Fund may purchase Municipal Obligations on a “when-issued” basis and may purchase or sell Municipal Obligations on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices.

During temporary defensive periods (e.g., when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long- or intermediate-term Colorado Municipal Obligations are available), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. The Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary investments which are U.S. Government securities.

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two securities. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act, and other securities which may not be readily marketable. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of Colorado Municipal Obligations with a view to holding them for investment. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of Municipal Obligations that the Manager believes may assist the Fund in achieving its investment objective. The Fund will notify shareholders to the extent that it intends to invest more than 5% of its net assets in such obligations.

Principal Investment Risks. Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors.  Each Fund’s principal risks are included below. [Neither Fund has any restrictions on its present or future ability to pay dividends with respect to any class of securities.]

[The principal risks of investing in MMP Shares of the Acquiring Fund are described under the caption “Risk Factors” in the Memorandum accompanying this Proxy Statement as Exhibit E.] The risks associated with an investment in MMP Shares are substantially the same for the Acquired Funds and the Acquiring Fund.

The principal investment risks for the Acquired Fund and Acquiring Fund are similar, except that the Acquired Fund is subject to a greater extent of specific Colorado Municipal Obligations risk. Both Funds are subject to interest rate risk, high yield (junk bond) risk, credit risk, call risk, net asset value risk, market risk, industry and sector risk, geographic concentration risk, leveraging risk, government and regulatory risk, alternative minimum tax risk, liquidity risk, IBOR risk, and active management and selection risk. Even though the Acquired Fund and Acquiring Fund share many of the same types of risks, the degree of such risks may vary. The Acquired Fund is also subject to Colorado municipal obligations risk and derivatives risk and the Acquiring Fund is subject to security risk. Each Fund’s relative risk/return profile cannot be determined by the following risk descriptions and comparison alone. However, the Acquired Fund and Acquiring Fund share a similar risk/return profile.

Risk	Acquired Fund	Acquiring Fund
Fixed income related risks:
Interest rate risk	X	X
High yield (junk bond) risk	X	X
Credit risk	X	X
Call risk	X	X
Colorado Municipal Obligations risk	X

Other risks:
Net asset value discount risk	X	X
Market risk	X	X
Security risk		X
Industry and sector risk	X	X
Geographic concentration risk	X	X
Leveraging risk	X	X
Alternative minimum tax risk	X	X
Derivatives risk	X

Government and regulatory risk	X	X
Liquidity risk	X	X
IBOR risk	X	X
Active management and selection risk	X	X

Fixed Income Related Risks
Interest rate risk. (Acquired Fund and Acquiring Fund) The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
High yield (junk bond) risk. (Acquired Fund and Acquiring Fund) The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
Credit risk. (Acquired Fund and Acquiring Fund) The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.
Call risk. (Acquired Fund and Acquiring Fund) The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.
Colorado Municipal Obligations risk. (Acquired Fund) The risk that the value of Colorado Municipal Obligations may be adversely affected by new legislation in Colorado, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. A fund holding Colorado Municipal Obligations is susceptible to political, economic or regulatory factors affecting issuers of Colorado Municipal Obligations. There can be no assurance that current or future statewide or regional difficulties, and the resulting impact on State or local governmental finances generally, or other factors, affecting State or local governmental finances, will not adversely affect the market value of Colorado Municipal Obligations held by a fund, the ability of a fund to manage its portfolio consistent with its investment policies or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
Other Risks
Net asset value discount risk. (Acquired Fund and Acquiring Fund) The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).
Market risk. (Acquired Fund and Acquiring Fund) The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Security risk. (Acquiring Fund) The risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Industry and sector risk. (Acquired Fund and Acquiring Fund) The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.
Geographic concentration risk. (Acquired Fund and Acquiring Fund) The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.
Leveraging risk. (Acquired Fund and Acquiring Fund) The risk that certain fund transactions, such as the use of derivatives instruments or when-issued, delayed delivery or forward commitment transactions, or issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.
Alternative minimum tax risk. (Acquired Fund and Acquiring Fund) If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.
Derivatives risk. (Acquired Fund) Derivatives contracts, such as futures, options, swaps, and inverse floaters, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Government and regulatory risk. (Acquired Fund and Acquiring Fund) The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.
Liquidity risk. (Acquired Fund and Acquiring Fund) The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
IBOR risk. (Acquired Fund and Acquiring Fund) The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (IBORs, such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
Active management and selection risk. (Acquired Fund and Acquiring Fund) The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Fundamental Investment Restrictions. The Acquired Fund and Acquiring Fund have adopted materially identical fundamental investment restrictions.  Each Fund is subject to the following restrictions that are “fundamental,” which means that they may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. Except with respect to each Fund’s borrowing restriction, these fundamental investment restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Concentration. Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
Borrowing and Senior Securities. Each Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. Each Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act.

Real Estate. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities. Each Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending. Each Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

REORGANIZATION OF VMM INTO VFL

Investment Objectives.  The Acquired Fund and Acquiring Fund have similar principal investment objectives, as described below. VMM seeks to provide current income from both federal income tax and Minnesota state income tax while VFL only seeks to provide current income exempt from federal income tax

VMM (Acquired Fund)	VFL (Acquiring Fund)
What is the Fund’s investment objective?

VMM seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.
What is the Fund’s investment objective? VFL seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have similar, but not identical, principal investment strategies, as described below, with the most significant difference being the Acquired Fund’s specific focus on Municipal Obligations from the state of Minnesota.

Under normal circumstances, the Acquired Fund will invest substantially all (at least 80%) of its assets in tax-exempt “Minnesota Municipal Obligations” and the Acquiring Fund will invest substantially all (at least 80%) of its net assets in “Municipal Obligations.”  “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Minnesota Municipal Obligations” are Municipal Obligations issued by or on behalf of the State of Minnesota, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Minnesota state personal income tax. For each Fund, the 80% investment policy is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of common stock and preferred shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class.

Each Fund is classified as diversified under applicable federal law and neither Fund will concentrate its investments in any one industry.

Each Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (AMT).

Each Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by S&P, or is unrated but judged by the Manager, to be of comparable quality. Each Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

Each Fund seeks to have an average maturity of between 20 and 30 years.

VMM (Acquired Fund)	VFL (Acquiring Fund)
What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing substantially all (in excess of 80%) of its net assets in tax-exempt “Minnesota Municipal Obligations” rated “investment grade” at the time of investment. “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Minnesota Municipal Obligations” are Municipal Obligations issued by or on behalf of the State of Minnesota, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Minnesota state personal income tax. “Investment grade” means that, at the time of investment, a Minnesota Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (S&P). The Fund may invest up to 20% of the Fund’s total assets in securities that generate interest that is subject to federal and Minnesota alternative minimum tax (AMT). In normal circumstances, the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations.

The Fund may invest without limit in state or municipal leases and participation interests therein. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board.
The Fund intends to emphasize investments in Minnesota Municipal Obligations with long-term maturities in order

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (AMT). The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (S&P), or is unrated but judged by the Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories to maintain an average portfolio maturity of 20 to 30 years. The average portfolio maturity, however, may be shortened from time to time depending upon market conditions. As a result, the Fund’s portfolio at any given time may include both long- and intermediate-term Minnesota Municipal Obligations.

The Fund may also, as a matter of non-fundamental policy: (1) invest up to 20% of its total assets in unrated Minnesota Municipal Obligations determined by the Manager to be of comparable quality to investment grade rated Minnesota Municipal Obligations; (2) invest up to 20% of its net assets in municipal bonds that are rated Ba1/BB+ or lower or that are unrated but judged to be of comparable quality by the Manager; (3) continue to hold Municipal Obligations that have been downgraded by Moody’s or S&P below investment grade after purchase, subject to the Fund’s policy to invest no more than 20% of its net assets in Municipal Obligations rated below investment grade; and (4) purchase Minnesota Municipal Obligations on a “when-issued” basis and purchase or sell Minnesota Municipal Obligations on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.

In addition, the Fund may invest in Municipal Obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Minnesota and federal income tax to the extent that not more than 5% of the Fund’s exempt interest dividends are derived from such obligations, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Minnesota municipal obligations. As a matter of policy, the Fund will seek to derive at least 95% of its exempt-interest dividends from Minnesota Municipal Obligations in order to qualify to pay tax-exempt dividends on income from Minnesota Municipal Obligations.

The Fund may invest up to 5% of its net assets in Minnesota Municipal Obligations whose rates vary inversely with changes in market rates of interest (so-called “inverse floaters”).

The Fund may invest in custodial receipts or certificates that evidence ownership of future interest payments, principal payments or both on certain municipal securities.

Although in normal circumstances the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, the Fund may attempt to hedge its investment portfolio against market risk (including interest rate risk) by engaging in various hedging transactions. In particular, the Fund may purchase and sell futures contracts, enter into various interest rate transactions, and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on Municipal Obligations, other debt securities, and possessions of the United States that are exempt from federal income tax.

The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.

The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs.

The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.

Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.

The Fund may invest without limit in advance refunded bonds.

The Fund may invest without limitation in high-quality, short-term tax-free instruments.

aggregates of debt securities or indices of interest rates or prices thereof or other financial indices and on futures contracts (collectively, Hedging Transactions). The Fund intends to engage in Hedging Transactions if it appears advantageous to the Manager to do so in order to pursue the Fund’s investment objective, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets.

The Fund may enter into contracts for the purchase or sale for future delivery (futures contracts) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities to hedge against a decline in the value of its portfolio securities that might result from a change in interest rates. The Fund will engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission.

The Fund may enter into interest rate swaps and the purchase and sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the average weighted maturity of the Fund’s portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated at least “A” or the equivalent by at least one nationally recognized rating organization at the time of entering into the transaction. The Fund may enter into any amount of interest rate swaps. The Fund may not sell interest rate caps or floors based on securities that it does not own. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund’s assets. However, the Fund may sell (i.e., write) caps and floors without limitation, as long as it designates on the Fund’s books liquid assets in an amount sufficient to cover its obligations under the cap or floor.

The Fund may purchase put options (puts) that relate to Municipal Obligations (whether or not it holds such securities in its portfolio) or futures on such securities. The Fund may also write put options, but only on a secured basis, which means that the Fund will designate on its books cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase puts that relate to Minnesota Municipal Obligations or futures on Minnesota Municipal Obligations. The Fund may also sell puts on Minnesota

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.

The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

The Fund may invest in zero coupon bonds.

Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will not borrow money in excess of one-third of the value of its assets.

In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the

Municipal Obligations or futures on Minnesota Municipal Obligations if the Fund’s continuing obligations on such puts are secured by assets designated on the Fund’s books consisting of cash or liquid debt securities having an aggregate value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions.

In order to reduce fluctuations in NAV, the Fund may sell or purchase call options (calls) on Municipal Obligations that are traded on U.S. securities exchanges and in the over-the-counter markets and related futures on such securities. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The Fund may sell or purchase calls on Minnesota Municipal Obligations that are traded on the U.S. securities exchanges and in the over-the-counter markets. The Fund may also sell or purchase calls on futures contracts on those Minnesota Municipal Obligations. The Fund will only write (sell) calls on securities or futures contracts it owns, or will designate on the Fund’s books liquid assets in an amount sufficient to purchase the underlying security or futures contract, adjusted to changes in market prices on a daily basis. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets.

The Fund may also purchase and write call and put options on securities indices.

To the extent that over-the-counter options are deemed to be illiquid, they are subject to the Fund’s limitation that a maximum of 15% of its net assets be invested in illiquid securities.

The Fund may enter into credit default swap (CDS) contracts to the extent consistent with its investment objective and strategies. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets or as a tax management tool. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.

The Fund may invest in a temporary defensive manner when the Manager believes that the Fund will be affected by adverse market conditions. When investing in this manner, the Fund may hold all or a substantial part of its assets in short-term, high quality securities which may be either tax-exempt or taxable. The Fund may invest only in taxable temporary investments that are U.S. Government securities. To the extent that the Fund extent that the Fund holds such investments, it may be unable to achieve its investment objective.

invests in a temporary defensive manner, the Fund may not be able to achieve its investment objective.

Portfolio trading will be undertaken principally to accomplish the Fund’s objective in relation to actual and anticipated movements in the general level of interest rates. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two securities. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act, and other securities which may not be readily marketable. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. The Fund anticipates that its annual portfolio turnover will not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of Municipal Obligations that the Manager believes may assist the Fund in achieving its investment objective. The Fund will notify shareholders to the extent that it intends to invest more than 15% of its net assets in such obligations.

Principal Investment Risks. Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors.  Each Fund’s principal risks, as listed in their Annual Reports, are included below. [Neither Fund has any restrictions on its present or future ability to pay dividends with respect to any class of securities.]

[The principal risks of investing in MMP Shares of the Acquiring Fund are described under the caption “Risk Factors” in the Memorandum accompanying this Proxy Statement as Exhibit E.] The risks associated with an investment in MMP Shares are substantially the same for the Acquired Funds and the Acquiring Fund.

The principal investment risks for the Acquired Fund and Acquiring Fund are similar, except that the Acquired Fund is subject to a greater extent of specific Minnesota Municipal Obligations risk. Both Funds are subject to interest rate risk, high yield (junk bond) risk, credit risk, call risk, net asset value risk, market risk, industry and sector risk, geographic concentration risk, leveraging risk, government and regulatory risk, alternative minimum tax risk, liquidity risk, IBOR risk, and active management and selection risk. Even though the Acquired Fund and Acquiring Fund share many of the same types of risks, the degree of such risks may vary. The Acquired Fund is also subject to Minnesota municipal obligations risk and derivatives risk and the Acquiring Fund is subject to security risk. Each Fund’s relative risk/return profile cannot be determined by the following risk descriptions and comparison alone. However, the Acquired Fund and Acquiring Fund share a similar risk/return profile.

Risk	Acquired Fund	Acquiring Fund
Fixed income related risks:
Interest rate risk	X	X
High yield (junk bond) risk	X	X
Credit risk	X	X
Call risk	X	X
Minnesota Municipal Obligations risk	X

Other risks:
Net asset value discount risk	X	X
Market risk	X	X
Security risk		X
Industry and sector risk	X	X
Geographic concentration risk	X	X
Leveraging risk	X	X
Alternative minimum tax risk	X	X
Derivatives risk	X
Government and regulatory risk	X	X
Liquidity risk	X	X
IBOR risk	X	X
Active management and selection risk	X	X

Fixed Income Related Risks
Interest rate risk. (Acquired Fund and Acquiring Fund) The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
High yield (junk bond) risk. (Acquired Fund and Acquiring Fund) The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
Credit risk. (Acquired Fund and Acquiring Fund) The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.
Call risk. (Acquired Fund and Acquiring Fund) The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Minnesota Municipal Obligations risk. (Acquired Fund) The risk that the value of Minnesota Municipal Obligations may be adversely affected by new legislation in Minnesota, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. A fund holding Minnesota Municipal Obligations is susceptible to political, economic or regulatory factors affecting issuers of Minnesota Municipal Obligations. There can be no assurance that current or future statewide or regional difficulties, and the resulting impact on State or local governmental finances generally, or other factors, affecting State or local governmental finances, will not adversely affect the market value of Minnesota Municipal Obligations held by a fund, the ability of a fund to manage its portfolio consistent with its investment policies or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
Other Risks
Net asset value discount risk. (Acquired Fund and Acquiring Fund) The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).
Market risk. (Acquired Fund and Acquiring Fund) The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Security risk. (Acquiring Fund) The risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).
Industry and sector risk. (Acquired Fund and Acquiring Fund) The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.
Geographic concentration risk. (Acquired Fund and Acquiring Fund) The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.
Leveraging risk. (Acquired Fund and Acquiring Fund) The risk that certain fund transactions, such as the use of derivatives instruments or when-issued, delayed delivery or forward commitment transactions, or issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.
Alternative minimum tax risk. (Acquired Fund and Acquiring Fund) If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.
Derivatives risk. (Acquired Fund) Derivatives contracts, such as futures, options, swaps, and inverse floaters, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Government and regulatory risk. (Acquired Fund and Acquiring Fund) The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.
Liquidity risk. (Acquired Fund and Acquiring Fund) The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
IBOR risk. (Acquired Fund and Acquiring Fund) The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (IBORs, such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
Active management and selection risk. (Acquired Fund and Acquiring Fund) The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Fundamental Investment Restrictions. The Acquired Fund and Acquiring Fund have adopted materially identical fundamental investment restrictions.  Each Fund is subject to the following restrictions that are “fundamental,” which means that they may not be changed without the approval of the holders of a majority of the outstanding Common Shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. Except with respect to each Fund’s borrowing restriction, these fundamental investment restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Concentration. Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

Borrowing and Senior Securities. Each Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. Each Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act.

Real Estate. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities. Each Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending. Each Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Effects of Leverage.  Assuming that leverage will represent approximately 30.1% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 1.10%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.33% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing [____]% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expenses of [____]%.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholders	-15.04%	-7.89%	-0.73%	6.42%	13.57%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation.  For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Portfolio Turnover
The Funds’ historical portfolio turnover rates are similar. The alignment of portfolio securities in the Acquiring Fund following the Reorganizations may increase portfolio turnover for the Acquiring Funds, which may generate additional costs associated with portfolio turnover. While each Reorganization will be structured as a tax-free reorganization, the repositioning of a combined portfolio may result in capital gains due to the realignment of the combined portfolio in keeping with the Acquiring Fund’s investment strategy and policies.

How do the Funds’ holdings compare?

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of March 31, 2021, (ii) the Combined Fund, assuming only the Reorganization of VCF into the Acquiring Fund was consummated as of March 31, 2021, (iii) the Combined Fund, assuming only the Reorganization of VMM into the Acquiring Fund was consummated as of March 31, 2021, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of March 31, 2021.

VCF	VMM	VFL	Pro forma Combined Fund (VCF into VFL)	Pro forma Combined Fund (VMM into VFL)	Pro forma Combined Fund (VCF and VMM into VFL)
100.27%	99.94%	100.19%	100.23%	100.01%	100.07%

INFORMATION ABOUT THE FUNDS
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization(s)?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds, followed by those anticipated to be charged by the Acquiring Fund shares after the Reorganization. [MMP Shareholders are not expected to bear any of the costs of the Reorganizations]. The information in the table reflects the fees and expenses incurred by each Fund during the 12-month period ended [    ] and the pro forma expenses for the 12-month period ended [   ]  for each possible Combined Fund assuming the Reorganizations took place on [  ].

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.]

	VCF	VMM	Acquiring Fund (VFL)	Pro forma Combined Fund (VCF into Acquiring Fund)	Pro forma Combined Fund (VMM into Acquiring Fund)	Pro forma Combined Fund (VCF and VMM into Acquiring Fund)
Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)
Dividend Reinvestment [and Cash Purchase] Plan Fees(2)

Investment Management Fees(3)	0.57%	0.57%	0.58%	0.57%	0.58%	0.58%
Other Expenses(4)	0.96%	0.74%	1.08%	0.90%	0.76%	0.76%
Interest Expense(5)
Total Annual Fund Operating Expenses(4)(5)	1.53%	1.31%	1.66%	1.47%	1.34%	1.34%

(1)
No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE American Exchange through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)
[The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $2.50 sales fee and a $0.15 per share sold brokerage commission fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. See “Automatic Dividend Reinvestment Plan” for additional information.]

(3)
Each Fund pays DMC an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.  [If either of the Reorganizations are consummated, DMC has agreed to the Combined Fund Advisory Fee Reduction effective on the closing date of such Reorganization, resulting in a contractual advisory fee rate of [____]% of the average weekly managed assets of the Combined Fund].

(4)
Includes Reorganization-related expenses accrued during the period for each Acquired Fund and the Acquiring Fund. The Total Annual Fund Operating Expenses (excluding interest expense and, if applicable, Reorganization-related expenses) for the Funds are presented below:

VCF	VMM	Acquiring Fund (VFL)	Pro forma Combined Fund (VCF into Acquiring Fund)	Pro forma Combined Fund (VMM into Acquiring Fund)	Pro forma Combined Fund (VCF and VMM into Acquiring Fund)

(5)
Each Fund utilizes preferred shares as leverage in an attempt to obtain a higher return for the Fund.  In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

VCF	VMM	Acquiring Fund (VFL)	Pro forma Combined Fund (VCF into Acquiring Fund)	Pro forma Combined Fund (VMM into Acquiring Fund)	Pro forma Combined Fund (VCF and VMM into Acquiring Fund)

What are the general tax consequences of the Reorganizations?
The Reorganizations are each intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (IRS) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading “What are the tax consequences of each Reorganization,” Acquired Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganizations.  Prior to the closing of the Reorganizations, each Acquired Fund will distribute to its Common Shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

Additionally, as discussed above, shareholders of VCF and VMM who are residents of Colorado or Minnesota, respectively, may lose the benefit of the exempt-interest dividends paid by such Fund being excluded from the individual income tax in Colorado or Minnesota, respectively, to the extent that the Acquiring Fund invests in securities the interest from which is not exempt from Colorado or Minnesota state income tax, respectively, or to the extent that the Acquiring Fund is no longer eligible to pass through to investors the tax-exempt nature of its income for state tax purposes. Shareholders should consult their own tax advisor regarding the effect, if any, of the Reorganizations in light of their individual circumstances.

In addition, [Sidley Austin LLP] will deliver an opinion to the Funds, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund MMP Shares received in the Reorganizations by holders of MMP Shares of an Acquired Fund will qualify as equity of the Acquiring Fund for federal income tax purposes.

For more information, please see the section “What are the tax consequences of each Reorganization” below.

Who manages the Funds?
The Funds’ investment manager is Delaware Management Company (DMC), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of June 30, 2021, $191.7 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.

Each Fund pays the Manager an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

A discussion regarding the basis for each Board’s approval of the corresponding Fund’s investment advisory contract with DMC will be available in the Funds’ semi-annual report to shareholders for the period ended Sept. 30, 2021.

Portfolio Managers of the Funds

Each Acquired Fund and the Acquiring Fund share the same portfolio managers, Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden.

Gregory A. Gizzi, Managing Director, Head of Municipal Bonds, Senior Portfolio Manager. Gregory A. Gizzi has managed the Acquired Funds since November 2011 and the Acquiring Fund since March 2012.

Stephen J. Czepiel, Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager. Stephen J. Czepiel has managed the Acquired Funds and the Acquiring Fund since July 2007.

Jake van Roden, Senior Vice President, Senior Portfolio Manager. Jake van Roden has managed the Acquired Funds and the Acquiring Fund since February 2019.

Gregory A. Gizzi
Managing Director, Head of Municipal Bonds, Senior Portfolio Manager
Gregory A. Gizzi is head of municipal bonds for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI’s taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel
Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager
Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Jake van Roden
Senior Vice President, Senior Portfolio Manager
Jake van Roden is a member of the municipal bond department within Macquarie Investment Management Fixed Income (MFI). He is a portfolio manager for MFI’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI’s closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Investment Management in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

Information about the Preferred Shares of the Funds
On April 25, 2019, VCF, VMM, and VFL issued in private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the Securities Act of 1933, $135 million of MMP Shares. VCF, VMM, and VFL issued $30,000,000, $75,000,000 and $30,000,000, respectively, of MMP Shares with a $100,000 liquidation value per share. Each Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 (VMTP). The MMP shares were the same amount and value as the respective Fund’s VMTP shares.

The MMP shares were issued in the “Variable Rate Mode” (the VR Mode), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread, with a mandatory term redemption. The mandatory term redemption date for these three offerings is April 1, 2049. The Variable Rate Mode for MMP shares may be extended periodically by agreement with the owners or terminated early at the request of the purchaser or the option of the issuer.  Upon expiration or termination of the VR Mode, the Fund will use its reasonable best efforts to establish, to the extent that it can do so on a commercially reasonable basis, a new Mode to succeed the VR Mode.  MMP shares represent the preferred stock of each Fund and are senior, with priority in all respects, to each Fund’s Common Shares as to payments of dividends. MMP shares are redeemable at par. A Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The terms of the MMP Shares of each Fund are substantially similar. In a Reorganization, MMP Shares of an Acquired Fund will be exchanged for MMP Shares of the Acquiring Fund.

The Funds have entered into a Tender and Paying Agent Agreement with The Bank of New York Mellon.  The Tender and Paying Agent serves as the Funds’ tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the MMP Shares.

Dividends on the MMP Shares are declared daily and generally paid monthly on the first (1st) business day of each month.  The MMP Shares rank on a parity with each other, with shares of any other Series of MMP Shares and with shares of any other series of preferred shares as to the payment of dividends by a Fund.

There is currently no established trading market for the MMP Shares, nor is it expected that any trading market will develop.  Each Fund does not intend to apply for a listing of the MMP Shares on a securities exchange or an automated dealer quotation system.  The MMP Shares are not registered under the Securities Act.  Accordingly, the MMP Shares are subject to restrictions on transferability and resale.

Each Fund is required to redeem, out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, all outstanding MMP Shares on April 1, 2049 unless earlier redeemed or repurchased by the Fund, in accordance with the provisions of the Statement of Preferences.

Subject to certain conditions, MMP Shares may be redeemed at any time, at the option of a Fund (as a whole or from time to time, in part), out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, at a redemption price equal to the sum of (i) the liquidation preference, (ii) accumulated but unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption and (iii) the redemption premium, if any, in respect of such MMP Share.

MMP Shares will rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of a Fund, whether voluntary or involuntary.  After the payment of the full preferential amounts, MMP Shareholders as such will have no right or claim to any of the remaining assets of a Fund.

Except as otherwise provided in the Declaration of Trust or Articles of Incorporation, as applicable, or as otherwise required by law, (i) each MMP Shareholder is entitled to one vote for each MMP Share held by such MMP Shareholder on each matter submitted to a vote of shareholders of a Fund, and (ii) the holders of outstanding preferred shares, including each MMP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding preferred shares, including MMP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interests of the Fund, will be entitled to elect two Trustees or Directors, as applicable, of the Fund at all times, each preferred share, including each MMP Share, entitling the holder thereof to one vote.   Subject to the rights of the holders of preferred shares during a Voting Period (as defined in the Statement of Preferences), the holders of outstanding preferred shares, including MMP Shares, and outstanding Common Shares, voting together as a single class, will elect the balance of the Trustees (or Directors).

The MMP Shares, including the Acquiring Fund MMP Shares to be issued in the Reorganizations, are issued in book-entry form, as global securities.  The global securities will be deposited with, or on behalf of, The Depository Trust Company (DTC) and registered in the name of Cede & Co., the nominee of DTC.  Beneficial interests in the global securities will be held only through DTC and any of its participants.

The foregoing is a brief description of the terms of the MMP Shares.  This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the MMP Shares in the Memorandum and the Statement of Preferences for MMP Shares of each Fund, which is available upon request by any MMP Shareholder, and the form of Statement of Preferences of MMP Shares of the Acquiring Fund attached hereto as Exhibit C.

Set forth below is information about each Fund’s preferred shares as of March 31, 2021:

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
	MMP	300	[__]	[__]
VMM	MMP	750	[__]	[__]
Acquiring Fund (VFL)	MMP	300	[__]	[__]

Below is a table that details, as of June 30, 2021, (i) each Fund’s current level of leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma bases as a percentage of its total net assets assuming only the VCF Reorganization was consummated as of [DATE], (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the VMM Reorganization was consummated as of [DATE], and (iv) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated as of [DATE].
	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Assets Managed	As Percentage of Net Assets
VCF	MMP	300	$100,000	[$30,000,000]	[ ]	[ ]%
VMM	MMP	750	$100,000	[$75,000,000]	[ ]	[ ]%
VFL	MMP	300	$100,000	[$30,000,000]	[ ]	[ ]%
Pro forma Combined Fund (VCF into VFL)	MMP	600	$100,000	[$60,000,000]	[ ]	[ ]%
Pro forma Combined Fund (VMM into VFL)	MMP	1,050	$100,000	[$105,000,000]	[ ]	[ ]%
Pro forma Combined Fund (VCF and VMM into VFL)	MMP	1,350	$100,000	[$135,000,000]	[ ]	[ ]%

The weighted average dividend rates for the year ended March 31, 2021 were as follows:
VCF	1.36%
VMM	1.12%
Acquiring FundVFL	1.38%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of March 31, 2021, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of VCF into the Acquiring Fund had taken place as of March 31, 2021, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of VMM into the Acquiring Fund had taken place as of March 31, 2021, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of March 31, 2021.

Ratios	VCF	VMM	Acquiring Fund (VFL)	Pro forma Combined Fund (VCF into VFL)	Pro forma Combined Fund (VMM into VFL)	Pro forma Combined Fund (VCF and VMM into VFL)
Asset Coverage Ratio	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Regulatory Leverage Ratio	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Effective Leverage Ratio	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Where can I find more financial information about the Funds?
Each Fund’s Annual Report contains a discussion of their performance during their most recent fiscal year and shows per share information for each of the previous five fiscal years. These documents, and the Funds’ most recent Semiannual Reports are available upon request.  See “More Information about the Funds”.

What are other key features of the Funds?
REORGANIZATION OF VCF INTO VFL
Investment Advisory Fees.  DMC is the investment advisor of each Fund. DMC has entered into substantially similar investment advisory agreements relating to each Fund. Each Fund’s investment advisory fee, as a percentage of the Fund’s adjusted average daily net assets, is 0.40%. Acquired Fund shareholders will not experience a change in investment advisory fees upon the Reorganization. As of May 31, 2021, the Acquired Fund had approximately $75.1 million in assets and the Acquiring Fund had approximately $69.2 million in assets.

REORGANIZATION OF VMM INTO VFL

Investment Advisory Fees.  DMC is the investment advisor of each Fund.  DMC has entered into substantially similar investment advisory agreements relating to each Fund. Each Fund’s investment advisory fee, as a percentage of the Fund’s adjusted average daily net assets, is 0.40%. Acquired Fund shareholders will not experience a change in investment advisory fees upon the Reorganization. As of May 31, 2021, the Acquired Fund had approximately $174.2 million in assets and the Acquiring Fund had approximately $69.2 million in assets.

______
Dividends, Distributions and Taxes.
Dividends and distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to distribute all of its net investment income, if any, and all of its net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.
Annual statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Tax considerations
Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be exempt from regular federal income tax. Each Fund may also make distributions that are taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
Exempt-interest dividends. Dividends from the Funds will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. These dividends may be taxable to corporate shareholders subject to a state's corporate franchise tax, corporate income tax, or both and such shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.
Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining federal alternative minimum tax for noncorporate shareholders, unless such bonds were issued in 2009 or 2010.
While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the Internal Revenue Service (IRS) or a state tax authority as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.
Taxable income dividends. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.
Capital gain distributions. Each Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.
Sale of Fund shares.  A shareholder’s tender of all or a part of its Shares for cash pursuant to an offer will be a taxable transaction for federal income tax purposes.  The tax consequences of the sale will be determined in part under the stock redemption rules of Section 302 of the Code.  The amount and characterization of income recognized by a shareholder in connection with a sale pursuant to an offer will depend on whether the sale is treated as an “exchange” or a “dividend” for tax purposes.
Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and local taxes. Except as otherwise provided in the section below entitled “State tax considerations,” Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
State tax considerations
The following sections address certain state income tax aspects of distributions from the Funds. However, it is for general information only and should not be construed as tax advice. You should consult your tax advisor before making an investment in a Fund. Unless otherwise noted, the discussion is limited to state income taxes applicable to individual shareholders. In addition, many states require that the portion of a Fund’s income that is exempt from taxation be specifically designated.
Colorado state taxation. Exempt-interest dividends paid by VCF are exempt from Colorado taxable income for purposes of the Colorado individual income tax if the dividends are excluded from gross income for federal income tax purposes and if the dividends are derived from interest on:
•obligations of the State of Colorado or its political subdivisions that are issued on or after May 1, 1980; and
•obligations of the State of Colorado or its political subdivisions that were issued before May 1, 1980, to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations.
Such exempt-interest dividends also should be excluded for purposes of calculating Colorado alternative minimum taxable income for individuals.
Exempt-interest dividends derived from qualifying obligations of US territories and possessions that are exempt from state taxation under federal law may also be exempt.
Minnesota state taxation. Exempt-interest dividends paid by VMM are exempt from taxable income for purposes of the Minnesota individual income tax provided that (i) such dividends are derived from tax-exempt interest on obligations of Minnesota and its political subdivisions, (ii) such dividends are excluded from gross income for federal income tax purposes, and (iii) the exempt-interest dividends from tax-exempt obligations of Minnesota and its political subdivisions represent 95% or more of the total exempt-interest dividends (including the portion of exempt-interest dividends exempt from state taxation under the laws of the United States) paid to shareholders by the Fund. If at least 95% of the total exempt-interest dividends are derived from municipal obligations of the state of Minnesota and its political subdivisions, that portion of such exempt-interest dividends is exempt from the Minnesota individual income tax and the portion of such exempt-interest dividends not derived from obligations of Minnesota and its political subdivisions is taxable for Minnesota individual income tax purposes.  If less than 95% of the total exempt-interest dividends are derived from obligations of the state of Minnesota and its political subdivisions, the full amount of such exempt-interest dividends is taxable for Minnesota individual income tax purposes.  As a matter of policy, the Fund will seek to earn at least 95% of its income from interest on municipal securities issued by Minnesota and its political subdivisions.
Dividends attributable to interest derived from qualifying obligations of the US may be excluded from Minnesota taxable income to the extent such interest was included in federal taxable income (however such obligations and the dividends therefrom could affect the ability of the Fund to satisfy the above-referenced 95% requirement with respect to obligations of Minnesota and its political subdivisions).
Exempt-interest dividends that are excluded from Minnesota regular taxable income but that are subject to the federal alternative minimum tax are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Corporations that receive distributions from the Fund, including exempt-interest dividends, may be subject to the Minnesota franchise tax imposed on corporations.

Expenses to carry tax-exempt obligations. Note that in addition to the discussion of the various state income taxes above, interest on indebtedness incurred or continued to purchase or carry obligations, the income from which is exempt from state taxation, may not be deductible for state income tax purposes (or may be required to be added to the base upon which such taxes are imposed).
This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

REASONS FOR THE REORGANIZATIONS
The Acquired Funds and the Acquiring Fund share the same Boards of Directors. At a meeting of the Boards of Directors held on Aug. 11, 2021 (the Board Meeting), DMC recommended to the Boards, on behalf of each Acquired Fund and the Acquiring Fund, that they approve the Reorganizations. DMC recommended the Reorganizations because of the following factors, among others:
•	There will be a reduction in municipal closed-end fund offerings, which will create focus on the most marketable product, the Acquiring Fund.
•
Each Acquired Fund and the Acquiring Fund share similar investment objectives, strategies and risks, and fundamental investment restrictions. The Acquiring Fund’s investment objective and strategy will be familiar to shareholders as they are substantially similar to those of the Acquired Funds and will only change from single state to a national mandate.

•
Each Acquired Fund and the Acquiring Fund have the same portfolio management teams and a degree of portfolio characteristics overlap (such as average maturity), which should minimize transaction costs due to the Reorganization.

•
Each Acquired Fund’s management fee will remain the same following the Reorganization.  However, the Common Shareholders of VMM are expected to experience a higher total expense ratio in the combined Acquiring Fund. Management believes that VMM Common Shareholders will not be concerned regarding the increase in total expense ratio because of the potential for a higher dividend, greater liquidity, broader investment mandate, and investors’ greater focus on trading price rather than NAV.

•
The Acquiring Fund’s assets will increase as a result of the Reorganization. With a larger asset level, the Acquiring Fund may achieve greater trading volume and offer greater liquidity to investors which potentially may result in a lower discount to NAV.

•	The Reorganizations may result in potential for improved secondary market trading of the common shares of the Acquiring Fund.
•	The Reorganization will be effected on the basis of each Fund’s net asset value per Common Share and will not result in the dilution of the interests of shareholders of any Fund.
•	The costs of the Reorganization will be borne one third by the Acquiring Fund, one third divided equally by the Acquired Funds, and one third by DMC.
•	Each Reorganization will be effected on a tax-free basis.

At the Board Meeting, the Boards considered and approved the proposed Reorganizations.  The Independent Directors were advised on this matter by their legal counsel.  The Boards received detailed information about:  (1) the investment objectives, strategies, and policies of the Funds; (2) the portfolio management of the Funds; (3) current and future estimated fees and expenses of the Funds; (4) comparative short and long-term investment performance of the Funds; (5) comparative yield information for each Fund, as applicable; (6) allocation of Reorganization expenses; (7) federal income tax consequences of the Reorganizations for the Funds’ shareholders; and (8) the general characteristics of the Funds.

The Boards considered potential benefits to shareholders in connection with the Reorganizations, including the following:
•
Larger Net Asset Level - With a larger asset level, the Acquiring Fund may attract a larger set of investors through its national investment strategy, achieve greater trading volume, and offer greater liquidity to investors, which could potentially reduce its discount.

•
Greater Liquidity - The Acquiring Fund may have a more liquid trading environment and experience larger trading volume that may assist in leading to a smaller and less persistent discount to net asset value.

•
Stronger Investment Opportunity - A larger Acquiring Fund will permit greater investment opportunities by allowing portfolio managers to invest in a wider range of bond issuances, particularly in light of fewer new bond issuances in recent years by the states of Minnesota and Colorado.

•
Additional Leverage Flexibility - In line with greater investment opportunities, a larger Acquiring Fund may permit the portfolio managers to explore new or additional forms of leverage including tender option bonds that may be better received by potential underwriters and investors for a larger Fund with a national bond strategy.

•	Higher Dividends - Management indicated that it believes that Common Shareholders of the Acquired Funds will experience higher dividends in the Acquiring Fund following the Reorganizations.

The Boards also considered the operating and administrative efficiencies for the Acquiring Fund following the Reorganizations, including the potential for the following:
•	greater diversification of portfolio investments;
•	greater investment flexibility and investment options;
•	the ability to trade portfolio securities in larger positions and more favorable transaction terms; and
•	improvement in operational efficiency for fund administration, transfer agent, and investment operations with a reduced closed-end fund lineup.
The Boards considered that Acquired Funds’ shareholders will lose state tax benefits of their local jurisdiction but may benefit from a more geographically diverse portfolio and more robust pool of investment securities than are available to the Acquiring Fund under its broader investment mandate. The Boards noted management’s representation that there are limited alternatives for the Acquired Fund’s shareholders as VCF is the last remaining Colorado closed-end fund and VMM is one of only two available Minnesota closed-end funds on the market.  The Boards further considered information provided by management regarding the lack of supply of Minnesota investments for VMM in the current market.
The Boards also considered alternatives to each Reorganization, such as the reorganization of the Acquired Funds into open-end funds in the Delaware Funds by Macquarie fund complex or liquidation of the Acquired Funds.  In this instance, an Acquired Fund would pay for the cost of liquidation and shareholders would potentially be subject to increased tax liability.  Further, reorganizing into an open-end fund may not be desired by VMM and VCF shareholders who may not wish to invest in an open-end fund and there is also a potential for lower returns or income due to loss of assets triggered by the mandatory unwinding of the preferred shares presently used as leverage if the Acquired Funds were to be reorganized into an open-end fund.  The Boards also considered that a merger with the Acquiring Fund would benefit Acquired Fund shareholders since they will be invested in a larger fund, with a broader investment universe that has greater liquidity.
In considering approval of the Reorganizations, the Independent Directors did not identify any single factor or group of factors as all-important or controlling and considered all factors together.  The Independent Directors reported that they had considered the above-mentioned factors and reached the following conclusions with respect to their recommendations to the Boards.
Based upon their evaluation of the relevant information presented to them, the Board of each Fund, including a majority of the Independent Directors of each, determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Reorganizations.

INFORMATION ABOUT THE REORGANIZATIONS AND THE PLAN
This is only a summary of the Plan.  For more information on the Plan, you should read the Form of Agreement and Plan of Acquisition, which is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.

How will the Reorganization be carried out?
Each Reorganization will take place after the parties to the Plan satisfy various conditions. If approved by shareholders of an Acquired Fund, on the Closing Date, such Acquired Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume all obligations and liabilities not discharged by the Acquired Fund, including all liabilities relating to operations prior to the closing of the Reorganization.  In exchange, the Acquired Fund will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders.  The value of the Assets to be delivered to each Acquiring Fund shall be the value of such assets computed as of the close of business of the NYSE (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date (the Valuation Date).  The value of each Acquired Fund’s net Assets to be acquired by the corresponding Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth herein.

To the extent permitted by law, the Plan may be amended at the direction of the Board.  The Plan may be terminated and the Reorganizations abandoned at any time prior to the Closing Date as follows: (1) by mutual consent of the related Fund; (2) by the Acquired Fund if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquired Trust or waived by the Acquiring Trust; or (3) by an Acquired Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquiring Trust or waived by the Acquired Trust.

What are the tax consequences of each Reorganization?
The following is a general summary of the material federal income tax consequences of each Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the Code), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has elected and qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Reorganization Date.

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  None of the Acquired Funds nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of a Reorganization.  Based on certain assumptions and customary representations to be made on behalf of each Acquired Fund and the Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trusts’ legal counsel) will, as a condition to the closing of the Reorganizations, provide a legal opinion to the effect that, for federal income tax purposes, (i) Acquired Fund shareholders will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the corresponding Acquired Fund’s assets, (iii) the Acquired Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Acquired Fund, (iv) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Acquired Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by a Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Acquired Fund Dividend Distribution. Prior to the closing of the Reorganization, each Acquired Fund will distribute to its Common Shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. To the extent that such distributions are not “exempt-interest dividends”, the dividends may be taxable to shareholders for federal income tax purposes.  It is anticipated that Fund distributions primarily will be dividends that are exempt from federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains.

General Limitation on Capital Losses.  Assuming each Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Acquired Funds upon the closing of the Reorganization for federal income tax purposes.  The capital loss carryovers of an Acquired Fund and the Acquiring Fund will be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to an Acquiring Fund and its shareholders post-closing.  First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in a Reorganization on the Reorganization Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Reorganization Date that is recognized in a taxable year). Second, if a Fund has net unrealized built-in gains at the time of a Reorganization that are realized by the Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of an Acquired Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Acquired Fund itself) for the first taxable year ending after the Reorganization Date will be limited to an amount equal to the capital gain net income of the Acquired Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of an Acquired Fund’s aggregate capital loss carryovers following the Reorganizations are as follows:

	Delaware Investments Colorado Municipal Income Fund, Inc. as of March 31, 2021	Delaware Investments National Municipal Income Fund as of March 31, 2021
Aggregate Capital Loss Carryovers	none	none
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$6,576,427	$6,193,412
Net Assets	$73,808,085	$67,182,490
Approximate Annual Limitation for Capital Losses*	-	n/a

	Delaware Investments Minnesota Municipal Income Fund II, Inc. as of March 31, 2021	Delaware Investments National Municipal Income Fund as of March 31, 2021
Aggregate Capital Loss Carryovers	none	none
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$11,337,888	$6,193,412
Net Assets	$171,618,615	$67,182,490
Approximate Annual Limitation for Capital Losses*	n/a	-
*Based on the long-term tax-exempt rate for ownership changes during July 2021 of 1.64%.  The actual limitation will equal the aggregate NAV of the Acquired Fund on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Acquired Fund on the Closing Date that is recognized in a taxable year.

Appreciation in Value of Investments.  Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.  As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.  Please see the chart below for the appreciation or deprecation in value of investments as a percentage of NAV for each Reorganization.  Shareholders of an Acquired Fund may:
•
receive a greater amount of taxable distributions than they would have had if a Reorganization had not occurred if the combined fund’s unrealized appreciation as a percentage of net asset value is greater than the Acquired Fund’s;

•
receive a lesser amount of taxable distributions than they would have had if a Reorganization had not occurred if the combined fund’s unrealized appreciation as a percentage of net asset value is lesser than the Acquired Fund’s;

•
receive a greater amount of taxable distributions than they would have had if a Reorganization had not occurred if the combined fund’s unrealized depreciation as a percentage of net asset value is lesser than the Acquired Fund’s; or

•
receive a lesser amount of taxable distributions than they would have had if a Reorganization had not occurred if the combined fund’s unrealized depreciation as a percentage of net asset value is greater than the Acquired Fund’s.

Acquired Fund	Unrealized Appreciation or (Depreciation) as a % of NAV	Acquiring Fund	Unrealized Appreciation or (Depreciation) as a % of NAV	Approximate Unrealized Appreciation or (Depreciation) as a % of NAV on a combined basis
Delaware Investments Colorado Municipal	8.91%	Delaware Investments National Municipal	9.22%	7.71%

Income Fund, Inc. as of March 31, 2021		Income Fund as of March 31, 2021
Delaware Investments Minnesota Municipal Income Fund II, Inc. as of March 31, 2021	6.61%	Delaware Investments National Municipal Income Fund as of March 31, 2021	9.22%	7.71%

Tax Treatment of the MMP Shares of the Acquiring Fund. The Fund expects that the MMP Shares issued by the Acquiring Fund in a Reorganization in exchange for Acquired Fund MMP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes. “Special MMP Federal Income Tax Counsel” is of the opinion that, and as a condition to the closing of the Reorganizations will deliver to the Funds an opinion that, the MMP Shares issued by the Acquiring Fund in a Reorganization in exchange for Acquired Fund MMP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes.  An opinion of counsel is not binding on the IRS or any court.  Thus, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to Special MMP Federal Income Tax Counsel’s opinion.

The discussion herein assumes that the MMP Shares issued by the Acquiring Fund in a Reorganization in exchange for Acquired Fund MMP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes.

General. You should consult your tax advisor regarding the effect to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain the federal income tax consequences.

What should I know about shares of the Acquired Funds and Acquiring Fund?
If approved by shareholders of an Acquired Fund, upon the closing of the related Reorganization, Acquired Fund shares will merge with and into Acquiring Fund shares as follows:

Acquired Funds/Classes	Acquiring Fund/Classes
Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments National Municipal Income Fund
Common Shares	Common Shares
Muni-MultiMode Preferred Shares, Series 2049*	[Muni-MultiMode Preferred Shares, Series 2049*], **

Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Common Shares	Common Shares
Muni-MultiMode Preferred Shares, Series 2049*	[Muni-MultiMode Preferred Shares, Series 2049*], **

* Muni-MultiMode Preferred Shares, Series 2049 Shareholders will vote for the Reorganizations via a separate proxy statement.
** [As part of the Reorganizations, MMP Shareholders of the Acquired Funds will receive [Muni-MultiMode Preferred Shares, Series [     ]].]

Acquired Fund shareholders will receive shares at the NAV of the Acquiring Fund. Full and fractional Acquiring Fund shares will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights.  Acquiring Fund shares will be recorded electronically in each shareholder’s account. Acquiring Fund shares to be issued in the course of the Reorganizations have the same rights and privileges as your shares of the Acquired Funds.

Like the Acquired Funds, the Acquiring Fund holds an annual meeting of shareholders. In addition, the Funds may hold special meetings for matters requiring shareholder approval.  A shareholder meeting may also be called at any time by the Chairman, the President of a Trust, in the absence of the Chairman, or any Vice President or other authorized officer of a Trust, in the absence of the Chairman and the President.

Capital Structure.  Pursuant to their Articles of Incorporation, VCF and VMM each have 200 million shares of $0.01 par value common shares authorized. VCF has been authorized to issue an unlimited amount of $0.01 par value common shares. All of the Funds offer both Common Shares and Muni-MultiMode Preferred Shares, Series 2049. Common shares of an Acquired Fund have similar rights, preferences, and qualities as Common shares of the Acquiring Fund, including voting rights. All shares were, when issued in accordance with each Fund’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable.  Common shareholders do not have preemptive rights.  Shareholders of each Fund’s Common shares may not vote on any matter that affects the Funds’ Muni-MultiMode Preferred Shares.

Do the Directors and Officers own shares of the Funds?
As of Aug. 12, 2021, the officers and Directors directly owned less than 1% of the outstanding shares of each Class of each Acquired Fund.

As of Aug. 12, 2021, the officers and Directors directly owned less than 1% of the outstanding shares of each Class of the Acquiring Fund.

Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?
As of Aug. 12, 2021, DMC believes the following Common Shareholders held of record 5% or more of the outstanding shares of each class of each Fund. DMC does not have knowledge of beneficial owners.

Fund Name	Name and Address of Account	Percentage
Delaware Investments Minnesota Municipal Income Fund II, Inc.	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, New York 10174	10.00%
Delaware Investments National Municipal Income Fund	MacKay Shields LLC 1345 Avenue of Americas New York, NY 10105	5.66%

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of MMP Shares of a Fund, as of Aug. 12, 2021, is provided below:

Fund Name	Name and Address of MMP Shareholder	Number of Shares Owned	Percentage Owned
Delaware Investments Colorado Municipal Income Fund, Inc.	Toronto Dominion Investments, Inc. 31 W 52ND STREET NEW YORK, NY 10019	300	100%
Delaware Investments Minnesota Municipal Income Fund II, Inc.	Toronto Dominion Investments, Inc. 31 W 52ND STREET	750	100%

NEW YORK, NY 10019
Delaware Investments National Municipal Income Fund	Toronto Dominion Investments, Inc. 31 W 52ND STREET NEW YORK, NY 10019	300	100%

COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS
Comparison of State Law and Material Charter Document Provisions
The Acquired Funds are organized as Minnesota corporations. The Acquiring Fund is organized as a Massachusetts business trust. If the Reorganizations take place, the Combined Fund will be organized as a Massachusetts business trust with the governing documents of the Acquiring Fund.

The following description is based on relevant provisions of the Minnesota Business Corporation Act (the “MBCA”), applicable Massachusetts law, and each Fund’s governing documents (prior to the proposed Reorganizations). This summary does not purport to be complete, and we refer you to the MBCA applicable Massachusetts law, and each Fund’s governing documents.

General

The Acquired Funds are Minnesota corporations. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance. However, as discussed above, if Acquired Fund shareholders approve Proposals 1 and 2 and Acquiring Fund shareholders approve Proposal 3, the Combined Fund will be a Massachusetts business trust.

The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust and related governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws such as those of Minnesota, or newer statutory trust laws such as those of Delaware, provide.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Minnesota Corporations
A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of the Acquired Funds are summarized below.

Shareholder Voting. Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of the Acquired Funds contain such provisions regarding fractional shares.

Under Minnesota law, shareholders holding 10% or more of voting power generally may call a special meeting by notice of written demand given to the corporation containing the purpose of the meeting. The by-laws of the Acquired Funds provide that a special meeting of shareholders may be called at the written request of shareholders entitled to cast at least 10% of the voting power of all shares entitled to vote at the meeting, which request must state the purpose or purposes of the meeting, provided however, that a meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote.

Election and Removal of Directors. Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Unless otherwise provided in the articles, directors of a Minnesota corporation are elected by a plurality of voting power present at a meeting that constitutes a quorum. The by-laws of the Acquired Funds provide that directors are elected by a plurality of shares entitled to vote for such directors and validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of the Acquired Funds provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting will be held on an annual or other less frequent periodic basis at such date and time as the board of directors, chairperson of the board of directors or by the president designates, except as otherwise required by the MBCA or by other applicable law. Under the MBCA, the articles of incorporation or by-laws may set forth certain procedures for the removal of directors. The by-laws of the Acquired Funds provide that a director may be removed from office with or without cause, by a vote of a majority of the outstanding shares of the class or classes of capital stock that elected such director.

Minnesota law allows provisions for classified boards in either the corporation’s articles of incorporation or by-laws. Pursuant to the Acquired Funds’ by-laws, the Funds’ Boards are not divided into classes with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Boards of the Acquired Funds. The board structure of the Acquired Funds will remain in place following the closing of the Reorganizations.

Issuance of Shares. The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of the Acquired Funds do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Amendments to the Articles of Incorporation. Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation. Amendments to the articles of incorporation generally require an affirmative vote by a majority of the shares entitled to vote at a meeting that would constitute a quorum; however, Minnesota law provides that the articles of incorporation may require a larger proportion of votes to amend the articles of incorporation.  The articles of incorporation of the Acquired Funds do require a larger proportion of votes to amend certain provisions of the articles of incorporation.

Shareholder, Director and Officer Liability. Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or involving an intentional or knowing violation of law, for authorization of improper distributions, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Acquired Funds provide such a limitation on director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of the Acquired Funds do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer will be protected from liability to a fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights. Minnesota law provides that, unless otherwise provided in the articles, shareholders do not have preemptive rights for public offerings of the corporation’s securities. Pursuant to the articles of incorporation of the Acquired Funds, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal. Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, these rights are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.  The Acquired Funds’ articles of incorporation do not include specific provisions on dissenters’ right of appraisal, and therefore Minnesota law governs whether there are dissenters’ rights of appraisal in connection with the Reorganizations.  Because the Acquired Fund Common Shares are traded on the NYSE, holders of Acquired Fund Common Shares do not have dissenters’ rights in connection with the Reorganizations; however, holders of Acquired Fund Preferred Shares do have dissenters’ rights in connection with the Reorganizations.  See “Are there dissenters’ rights?” herein for further information.

Derivative Actions. Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. If the Reorganizations take place, the Acquiring Fund will continue to be organized as a Massachusetts business trust pursuant to its current governing documents.

Under the Acquiring Fund’s declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The declaration of trust of the Acquiring Fund provides that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting. The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act. The declaration of trust of the Acquiring Fund provides that each share of the Fund is entitled to one vote on any matter on which it is entitled to vote.

The by-laws of the Acquiring Fund provide that the holders of a majority of the shares of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority  of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except for the election of trustees, which shall only require a plurality, and as otherwise required by the 1940 Act, the declaration of trust or the by-laws.

Shareholder Meetings. Meetings of shareholders of the Acquiring Fund may be called by the trustees, the chairperson of the Board, or the president and must be called upon the written request of shareholders entitled to cast at least 40% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under the Acquiring Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote, and shareholders may not request special meetings to consider any matter that is substantially the same as a matter voted upon at any meeting of shareholders held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

The by-laws of the Acquiring Fund authorize the chairperson of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) restricting admission to the time set for the commencement of the meeting; (ii) limiting attendance at the meeting to shareholders of record or nominee holders as of the record date of the meeting, their duly authorized proxies, proponent representatives, and other such individuals as the chairperson of the meeting may determine; (iii) limiting participation at the meeting on any matter to shareholders or nominee holders entitled to vote on such matter, their duly authorized proxies, proponent representatives, and other such individuals as the chairperson of the meeting may determine; (iv) limiting the time allotted to questions or comments by participants; (v) determining when the polls should be opened and closed; (vi) maintaining order and security at the meeting; (vii) removing any shareholder, nominee holders, proponent representatives, or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; and (viii) concluding, recessing, or adjourning the meeting.

The by-laws of the Acquiring Fund generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of the Acquiring Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws.

Election and Removal of Trustees. The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Pursuant to the Acquiring Fund’s by-laws, the Fund’s Board is not divided into three classes with staggered multi-year terms, such that only the members of one of the three classes stand for election each year.

Issuance of Shares. Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares of such designations and par values (if any), and with such rights, preferences, privileges, and restrictions as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees in their discretion may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding Common shares and two-thirds of the outstanding Preferred shares, voting together as a single class. The Acquiring Fund’s by-laws may be restated and/or amended at any time, without the approval of the shareholders, by a majority of the then trustees.

Shareholder, Trustee and Officer Liability. The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, the declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties involved in the conduct of his or her office. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust provides that the trustees may rely in good faith on expert advice.

Derivative and Direct Claims of Shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Acquiring Fund. The declaration of trust of the Acquiring Fund provides that shareholders shall have the power to vote to the same extent as the shareholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim shall be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, provided, however, that a shareholder of a particular class or series shall not be entitled to bring any derivative or class action on behalf of the other class or series of the Fund.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

PROPOSAL 4: TO ELECT A BOARD OF DIRECTORS
MMP Shareholders of the Funds are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans.

If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors and/or until their successors have been elected and qualify for office. MMP Shareholders of each Acquired Fund are being solicited to vote to elect a Board of Directors so that the Acquired Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Reorganization with respect to an Acquired Fund is not consummated in a timely manner.  It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy

Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Each Fund issues Common Shares and preferred shares. The holders of preferred shares of each Fund exclusively are entitled to elect two of their respective preferred share Directors, and the remaining Directors are to be elected by the holders of the preferred shares and Common Shares voting together. The nominees for preferred share Directors of the Funds are Ann D. Borowiec and Joseph W. Chow.  A separate proxy statement is being sent to Common Shareholders to solicit their votes on the Proposals including the election of Directors.

 INFORMATION ON THE NOMINEES

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Director	Director since September 2015 President and Chief Executive Officer since August 2015	Global Head of Macquarie Investment Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Investments Management (2017-2019) Head of Macquarie Investment Management Americas (2015-2017)	154	Director — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Directors
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Director	Since January 2019	Managing Member, Stonebook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	154	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Director	Director since March 2005 Chair since March 2015	Private Investor — (March 2004–Present)	154	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Director	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	154	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank,

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
					N.A. (December 2016–December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Director	Since January 2013	Private Investor (April 2011–Present)	154	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Director	Since April 2021	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	89
Director and Audit Committee Member, Ivy Funds (2019-2021)

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present)
(Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
					Director, Michigan Roundtable for Diversity and Inclusion (2003-2015) Director, Ivy NextShares (2019)
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Director	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	154
Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member— Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Director	Since April 2021	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma Managing Member, Harroz Investments, LLC,	89	Director and Independent Chairman, Ivy Funds (1998-2021); Director, OU Medicine, Inc. (2020-Present); Director and

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
			(commercial enterprises) (1998-2019) Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)
Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Director, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Director, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Director: 1998-2018)

Independent Chairman and Director, Ivy NextShares (2016-2019)

Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Director	Since April 2021	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	89	Director and Governance Committee Member, Ivy Funds (2019-2021) Director, Hall

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Director, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
					CoChair, Women Corporate, Directors (director education) (2018-2020) Director, Ivy NextShares (2019)
Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Director	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	154
Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Audit and Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Director	Since January 2013	Vice Chairman (2010–April 2013)— PNC Financial Services Group	154	Director — HSBC North America Holdings Inc. (December 2013–Present) Director — HSBC USA Inc. (July 2014–Present) Director — HSBC Bank USA, National

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
					Association (July 2014–March 2017) Director — HSBC Finance Corporation (December 2013–April 2018)
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Director	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	154
Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013–Present)

Director; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present), WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Director	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	154	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009‑2017)

1 Shawn K. Lytle is considered to be an “Interested Director” because he is an executive officer of the Funds’ investment advisor.
2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor.

The following table shows each Director’s ownership of shares of each Fund and of all other funds in the Delaware Funds® by Macquarie (the Fund Complex) as of December 31, 2020.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities[1] in All Registered Investment Companies Overseen by Director in Fund Complex[2]
Interested Director
Shawn K. Lytle	None	Over $100,000
Independent Directors
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	None
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	None
Sandra A.J. Lawrence	None	None
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	[None]	[Over $100,000]
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
1 The ranges for equity securities ownership by each Director are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
2 On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the Transaction). The Transaction closed on April 30, 2021, at which time, Messrs. Dobbs and Harroz and Ms. Lawrence became Directors of the Funds.

Board Leadership Structure and Functions

Common Board of Directors. The business of each Fund is managed under the direction of its Board. Several of the Directors also serve on the Boards of all the other investment companies that comprise the Delaware Funds. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being

Directors of all of the funds in the complex.

Board Chair. Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent director serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Directors. He also generally serves as a liaison among outside Directors, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of thirteen Directors. Twelve of the thirteen Directors are independent. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Directors. As a result, a Director may serve until December 31 of the calendar year in which such Director reaches the age of 75. At the discretion of the other Directors, active service for a particular Director may be extended for a limited period of time beyond a Director’s normal retirement date.

Board Meetings.  Each Fund held six Board meetings (all of which were virtual because of the COVID-19 pandemic) during their last fiscal year ended March 31, 2021. Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans were present at the annual meeting of each Fund held on September 18, 2020.  Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person, virtually or by telephone, if possible.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following Independent Directors appointed by the Board:  Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood.  Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the NYSE and NYSE American.  Members of the Audit Committee serve for one-year terms or until their successors have been appointed and qualified.  The Audit Committee for the Funds held five regular meetings (all of which were virtual because of the COVID-19 pandemic) for the fiscal year ended March 31, 2021. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawarefunds.com.

Each Fund has a Committee of Independent Directors that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s Independent Directors.  The Committee of Independent Directors for the Funds held four regular meetings (all of which were virtual because of the COVID-19 pandemic) during the fiscal year ended March 31, 2021.

Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Funds’

investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Directors:  Joseph W. Chow, Chair; Jerome D. Abernathy; Thomas L. Bennett (ex officio); and Christianna Wood.  The Investments Committee for the Funds held five regular meetings (all of which were virtual because of the COVID-19 pandemic) during the fiscal year ended March 31, 2021.

Each Fund’s Nominating and Corporate Governance Committee (the Nominating Committee) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Directors. The Nominating Committee is comprised of the following five Independent Directors appointed by the Board: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; John A. Fry; and Janet L. Yeomans, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American.  The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund.   The Nominating Committee for the Funds held five regular meetings (all of which were virtual because of the COVID-19 pandemic) during the fiscal year ended March 31, 2021. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawarefunds.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations, in accordance with the Funds’ governing instruments, to the Secretary of the Funds at 100 Independence, 610 Market Street, Philadelphia, PA  19106-2354. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the Selection Factors).  No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Board Diversity Disclosure

The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.  The Board believes that it generally benefits from diversity among its members and has adopted a diversity policy. In the evaluation of Director candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition.  In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Corporate Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

Director Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

Under the Funds’ governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Director. Nominees may be disqualified if they engaged in disabling conduct outlined in the Funds’ Declaration of Trust.  Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Director if the Board finds that such associations have conflicts of interest with the long-term best interests of the Funds, impede the ability of the nominee to perform, or impede the free-flow of information from management.  Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the Investment Company Act of 1940, as amended (the 1940 Act) shall be disqualified from nomination and service as a Director.

Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

Jerome D. Abernathy. Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Directors of the Funds noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett. Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Directors found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Directors also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry.  In electing him in 2013, the Independent Directors found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management.  The Independent Directors also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT.  Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs. Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors.  He also has served as a partner in a public accounting firm.  Mr. Dobbs holds a degree in accounting from Valparaiso University.  The Independent Directors concluded that Mr. Dobbs is suitable to act as Director because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry. Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university.  Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center.  Mr. Harroz has multiple years of service as a Director to the Funds in the Ivy Fund Complex.  The Independent Directors concluded that Mr. Harroz is suitable to serve as Director because of his educational background, his work experience and the length of his service as a Director to the Ivy Funds Complex.

Sandra A.J. Lawrence. Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations.  She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees.  She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School.  The Independent Directors concluded that Ms. Lawrence is suitable to serve as Director because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Funds found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Directors. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution.  In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members.  The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise.  Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood. Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Directors noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle.  Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas – Macquarie

Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of Macquarie Investment Management – Americas in 2015.  Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment advisor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Funds and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment advisor and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment advisor’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Committee of Independent Directors play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Directors, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Director receives: (i) an annual retainer fee of $240,000 for serving as a Director for the investment companies in the Macquarie Investment Management family of funds (160 funds in the complex) for which they serve, plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

The following table sets forth the compensation received by each Director for the Funds and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2021. Mr. Lytle is not compensated by the Funds for his service as Director.

Director	Aggregate Compensation from the Funds	Total Compensation from the Investment Companies in the Fund Complex*	Number of Funds in Fund Complex* Overseen by Director as of April 30, 2021
Jerome D. Abernathy	$1,737	$353,333	77
Thomas L. Bennett (Chair)	$2,286	$465,833	77
Ann D. Borowiec	$1,643	$334,333	77
Joseph W. Chow	$1,598	$326,333	77
H. Jeffrey Dobbs	$0	$0	0
John A. Fry	$1,617	$329,833	77
Lucinda S. Landreth**	$1,221	$242,333	77
Joseph Harroz, Jr.	$0	$0	0
Sandra A.J. Lawrence	$0	$0	0
Frances A. Sevilla-Sacasa	$1,721	$350,833	77
Thomas K. Whitford	$1,795	$365,333	77
Christianna Wood	$1,737	$353,333	77
Janet L. Yeomans	$1,675	$340,833	77
*    After the Transaction closed on April 30, 2021, the number of Funds in the Fund Complex overseen by Messrs. Abernathy, Bennett, Chow, Fry, and Whitford and Mses. Borowiec, Sevilla-Sacasa, Wood, and Yeomans increased to 161 and Messrs. Dobbs and Harroz and Ms. Lawrence became Directors of the Funds.
**  Ms. Landreth, a former Trustee, received compensation from the Funds prior to her death on Jan. 31, 2021.

Officers. The following individuals are executive officers of one or more of the Funds: Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus. Exhibit D includes certain information concerning these officers.  The shares of each Fund that are owned by the executive officers as a group is less than one percent as of August 12, 2021.  In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds as of August 12, 2021.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the 1934 Act), requires that Forms 3, 4, and 5 be filed with the Securities and Exchange Commission (SEC), the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment advisor. The Funds believe that these requirements were met for each Fund’s last fiscal year.

VOTING INFORMATION
How many votes are necessary to approve the Proposals?
In general, the presence at the Meeting or by proxy of holders of a majority of a Fund’s outstanding shares shall constitute a quorum for such Fund.  Preferred shares have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares. For purposes of electing the two preferred share Directors, the presence in the virtual Meeting or by proxy of holders of 33 ⅓% of the outstanding preferred shares entitled to vote at the Meeting shall constitute a quorum of the preferred share class of the respective Fund.

In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

Proposals 1 and 2:

Required Vote. The holders of at least a majority of the outstanding Common shares and the outstanding preferred shares then entitled to vote, voting as a single class, is required to approve the Plan.  In addition, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares” then entitled to vote, voting as a separate class, is required to approve the Plan. A “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50%, of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.” Each Acquired Fund shareholder will be entitled to one vote for each full share held at the close of business on the Record Date.

Proposal 3:

Required Vote.  The affirmative vote of a majority of the voting power of the Acquiring Fund’s shares, with MMP shareholders of the Acquiring Fund voting with Common shareholders of the Acquiring Fund as a single class, present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present. Each Acquiring Fund shareholder will be entitled to one vote for each full share held at the close of business on the Record Date.

Proposal 4:

Required Vote. All shareholders of a Fund vote together to elect Directors, except that the preferred shareholders of the Funds have the exclusive right to separately elect two preferred share Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares. The preferred share Director nominees are Ann D. Borowiec and Joseph W. Chow.  Provided that a quorum is present at the Meeting or by proxy, Directors must be elected by not less than a plurality of Common Share and preferred share votes cast of the shares entitled to vote thereon, voting together. A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Director that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Director.

Abstentions and Broker Non-Votes

Under relevant state law and the Acquired Funds’ Agreement and Declaration of Trust, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Acquired Funds’ Agreements and Declaration of Trust, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present, but will have the same effect as a vote against Proposals 1, 2, and 3.

How do I ensure my vote is accurately recorded?
If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposals. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the Proposals, the proxy will be voted “FOR” the Plan for your Acquired Fund(s) (Proposals 1/2/3) and “FOR” the Director Nominees for your Fund (Proposal 4) and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting or adjournment of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via audio teleconference and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via audio teleconference does not, in itself, revoke a proxy.

May I revoke my proxy?
Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters before the Meeting other than that described in this Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Manager.

Who is entitled to vote?
Shareholders of record of each Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each Fund as of the Record Date:
OUTSTANDING SHARES AS OF RECORD DATE (AUGUST 12, 2021)

Fund and Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column

VCF
Common Shares	4,837,100.0000
Preferred Shares	300.0000
VFL
Common Shares	4,528,443.5053
Preferred Shares	300.0000
VMM
Common Shares	11,504,975.0860
Preferred Shares	750.0000

How will proxies be solicited?
The Funds have contracted with AST to coordinate the mailing of proxy materials, conduct any solicitation required, and host the virtual Meeting platform. The anticipated costs of retaining AST are set forth below and include reimbursement of reasonable out-of-pocket expenses. AST anticipates that approximately [  ] of its employees or other persons will be involved in coordinating the mailing of proxy materials to shareholders of the Funds.

Proxies may be solicited by the Funds and their Directors and executive officers, and/or regular employees and officers of the Funds’ investment advisor, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the Proposals (excluding the salaries and fees of officers and employees) will be approximately $300,000.  To date, approximately $[    ] has been spent on the Proposals.  These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the Proposals, but exclude costs normally expended for an annual shareholder meeting in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

The Funds expect that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain shareholders may receive a telephone call from a representative of AST if their votes have not yet been received.  Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the AST representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to AST, then the AST representative may ask for the shareholder’s instructions on the Proposals described in this Proxy Statement.  Although the AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendations set forth in this Proxy Statement.  The AST representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call AST immediately if his or her instructions are not correctly reflected in the confirmation.
The Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Funds may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Funds or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.
The Funds expect that, before the Meeting, broker-dealer firms holding shares of a Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.
Are there dissenters’ rights?
Under Minnesota law, holders of Acquired Fund Common Shares do not have any dissenters’ rights of appraisal in connection with the Reorganizations because the Acquiring Fund Common Shares are traded on the NYSE. Holders of Acquired Fund preferred shares, however, do have dissenters’ rights of appraisal under Minnesota law in connection with proposed mergers. These dissenters’ rights, and the procedures pertaining, are set forth below.
Dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Proxy Statement as Exhibit B. The description of these rights and procedures in this section are qualified in their entirety by reference to Exhibit B. MMP Shareholders of the Acquired Funds should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent
MMP Shareholders of the Acquired Fund who are entitled to dissent under Minnesota law and who wish to exercise dissenters’ rights must file a written notice of intent to demand the fair value with the respective Acquired Fund before the Meeting. The shareholder must not vote the Acquired Fund’s MMP Shares in favor of the proposed action. For this purpose, the “fair value” of the shares means the value of the Acquired Fund MMP Shares immediately before the Closing Date. A written notice of intent to demand the fair value of Acquired Fund MMP Shares should be submitted to the Secretary of the applicable Acquired Fund at its principal executive offices. This written notice is in addition to and separate from any proxy or vote against the Plan. It should specify the shareholder’s name and mailing address, the number of Acquired Fund MMP Shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s Acquired Fund MMP Shares. Voting against, abstaining from voting or failing to vote on the Plan does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of Acquired Fund MMP Shares of record as of the Record Date, and beneficial owners as of that date who hold Acquired Fund MMP Shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the Acquired Fund MMP Shares that are registered in that shareholder’s name, except where some of the Acquired Fund Preferred Shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Acquired Fund MMP Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the Acquired Fund MMP Shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Acquired Fund MMP Shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the Acquired Fund MMP Shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the applicable Acquired Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Plan. A shareholder’s failure to vote against the Plan will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against the Plan or a direction to abstain, the proxy will be voted for approval of the Plan, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares
If the shareholders of the Acquired Fund and the Acquiring Fund approve  their Plan, the Acquired Fund will send a notice (the “Notice of Procedure”) to  all holders of Acquired Fund MMP Shares who have provided timely written  notice of their intent to demand fair value. The Notice of Procedure will contain:

•	The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;
•	Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;
•
A form to be used to certify the date on which the holder of Acquired Fund MMP Shares, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

•	A copy of the relevant provisions of Minnesota law and a brief description of the procedures to be followed under those statutes.

In order to receive the fair value of the Acquired Fund MMP Shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the applicable Reorganization takes effect.

Payment; Return of Shares
After the closing of the Reorganizations, or after the applicable Acquired Fund receives a valid demand for payment, whichever is later, the applicable Acquired Fund shall remit to each dissenting holder of Acquired Fund MMP Shares who has complied with these requirements the amount the Acquired Fund estimates to be the fair value of the shares, plus interest, accompanied by the following materials (“Payment Materials”):

•
The Acquired Fund’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the Closing Date, together with the latest available interim financial statements;

•
An estimate by the Acquired Fund of the fair value of the shares and a brief description of the method used to reach the estimate (which estimated fair value is anticipated to be the Liquidation Preference, including any accumulated but unpaid dividends); and

•	A copy of the relevant provisions of Minnesota law, and a brief description of the procedure to be followed in demanding supplemental payment.

The Acquired Fund may withhold this payment from a person who was not a holder of the applicable Acquired Fund MMP Shares on the date the Reorganization was first announced to the public [   ], 2021 or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with these requirements, the Acquired        Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If the Acquired Fund fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Acquired Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where an Acquired Fund is required to pay the fair value of Acquired Fund MMP Shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts, awards, and judgments under Minnesota law. Under Minnesota law, this rate is reset annually at the beginning of the calendar year, and it is based on the secondary market yield of one-year     United States Treasury bills.

Supplemental Payment; Demand
If a dissenter believes that the amount paid is less than the fair value of the Acquired Fund MMP Shares plus interest, the dissenter may give written notice (“Dissenter's Notice”) to the Acquired Fund of the dissenter’s own estimate of the fair value of the Acquired Fund MMP Shares, plus interest, within 30 days after the Acquired Fund mails the payment, and demand the payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the Acquired Fund.

Petition; Determination
If the Acquired Fund receives a demand based on the dissenter’s own estimate of the fair value of the Acquired Fund MMP Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with the Acquired Fund, or file in court a petition requesting that the court determine the fair value of the Acquired Fund MMP Shares, plus interest. The petition shall be filed in Ramsey County, Minnesota, the county in which the registered office of each Acquired Fund is located. The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Acquired Fund. After filing the petition, the Acquired Fund shall serve all parties with a summons and copy of the petition under Minnesota's Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the Acquired MMP Shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the Acquired Fund MMP Shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the Acquired Fund or by a dissenter. The fair value of the shares as determined by the court is binding on all holders of Acquired Fund MMP Shares, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to the Acquired Fund for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of the Acquired Fund MMP Shares as determined by the court, plus interest.

Costs; Fees; Expenses
The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the Acquired Fund. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that the Acquired Fund has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

MORE INFORMATION ABOUT THE FUNDS
Service Providers.  The Funds use the same service providers as described below:

•
Fund Administration: Delaware Investments Fund Services Company (DIFSC), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund.

•	Transfer Agent: Computershare, Inc., located at 480 Washington Blvd., Jersey City, NJ, 07310, serves as the Funds’ registrar and stock transfer agent (the Transfer Agent).
•
Tender and Paying Agent for the MMP Shares: The Bank of New York Mellon (BNY Mellon), 240 Greenwich Street, New York, NY 10286-0001, serves as the Funds’ tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the MMP Shares.

•
Fund Accountants: BNY Mellon, provides fund accounting and financial administration services to the Funds. Those services include providing financial reporting information, regulatory compliance testing, and other related accounting services.

•	Custodian: BNY Mellon is each Fund’s custodian.
•	Legal Counsel: Stradley Ronon Stevens & Young, LLP serves as the Funds’ legal counsel.
•	Independent Registered Public Accountants: PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for each Fund.

Additional Information.

Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple shareholders of record who share a mailing address (a Household). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252.

Shareholder Proposals. For the Funds’ annual meeting of shareholders in 2022, shareholder proposals and Board nominations must be received no earlier than [    ], 2022 and no later than [   ], 2022. In addition, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than [   ], 2022. Such proposals should be sent to a Fund, directed to the attention of its Secretary, at the address of its principal executive office listed in the “Householding” section above. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to [   ], 2022.

More information about the Funds is included in: (i) the Annual Report to Shareholders for the fiscal year ended March 31, 2021; and (ii) the Semiannual Report to Shareholders for the period ended Sept. 30, 2020.

Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or by calling toll-free (866) 437-0252; or through the Funds’ website at delawarefunds.com.

This Proxy Statement, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statements.  Reference is hereby made to the Registration Statements and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, proxy and information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C.  20549 (call 202 551-8090 for hours of operation) and regional offices of the SEC. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

EXHIBITS TO PROXY STATEMENT
Exhibit

A	Form of Agreement and Plan of Acquisition
B	Minnesota Statutes
C	Form of Statement of Preferences of MMP Shares
D	Executive Officers of the Funds
E	Confidential Information Memorandum

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF ACQUISITION

FORM OF
AGREEMENT AND PLAN OF ACQUISITION

THIS AGREEMENT AND PLAN OF ACQUISITION (the “Plan”) is made as of this ___ day of _________, 2021, by and among:  (i) [Delaware Investments Colorado Municipal Income Fund, Inc./Delaware Investments Minnesota Municipal Income Fund II, Inc.] (the “Acquired Fund”), a corporation incorporated under the laws of the State of Minnesota and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with its principal place of business at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354; (ii) Delaware Investments National Municipal Income Fund (the “Acquiring Fund”), a business trust formed under the laws of the State of Massachusetts and a closed-end management investment company registered under the 1940 Act, with its principal place of business at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354; and (iii) Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust, a statutory trust formed under the laws of the State of Delaware, with its principal place of business at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.  The Acquired Fund and the Acquiring Fund are together referred to herein as the “Funds.”
ACQUISITION
The acquisition (hereinafter referred to as the “Acquisition”) will consist of (i) the acquisition by Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for (a) full and fractional shares of beneficial interest, par value $0.01, of the Acquiring Fund (“Acquiring Fund Common Shares”), and (b) shares of Series [    ] Muni-MultiMode Preferred Shares of Acquiring Fund (“Acquiring Fund Preferred Shares,” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”), (ii) the pro rata distribution of such Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in liquidation of the Acquired Fund, and (iii) the dissolution of the Acquired Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.
AGREEMENT
In order to consummate the Plan and the Acquisition and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.	Sale and Transfer of Assets, Liquidation and Dissolution of the Acquired Fund
(a)
Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Acquiring Fund herein contained, and in consideration of the delivery by Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, the Acquired Fund agrees that it will convey, transfer and deliver to Acquiring Fund at the Closing all of the Acquired Fund’s then existing assets, free and clear of all liens, encumbrances and claims whatsoever

(other than shareholders’ rights of redemption, if any), except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan as mutually agreed upon by the parties (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Acquired Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing date (as defined in Section 3, hereinafter called the “Closing Date”), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) shall reasonably deem to exist against the Acquired Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund’s books (hereinafter “Net Assets”). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have arisen up to and including the close of business on the Closing Date.

(b)
Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer and delivery, Acquiring Fund agrees at the Closing to deliver to the Acquired Fund (i) the number of Acquiring Fund Common Shares determined with respect to the Acquired Fund by: (A) dividing the net asset value per share of the common stock of the Acquired Fund (“Acquired Fund Common Shares”) by (B) the net asset value per share of Acquiring Fund Common Shares, and (C) multiplying the resulting quotient by the number of outstanding Acquired Fund Common Shares; and (ii) [300/750] shares of Acquiring Fund Preferred Shares, the aggregate liquidation preference of which shall equal the aggregate liquidation preference of the preferred shares of the Acquired Fund (“Acquired Fund Preferred Shares” and together with the Acquired Fund Common Shares, the “Acquired Fund Shares”).  All such values of the Acquired Fund Common Shares and the Acquiring Fund Common Shares and the aggregate liquidation preference of the Acquired Fund Preferred Shares and the Acquiring Fund Preferred Shares shall be determined in the manner and as of the time set forth in Section 2 hereof.  The preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Acquiring Fund Preferred Shares shall be identical in all material respects to those of the Acquired Fund Preferred Shares.

(c)	Liquidating Distribution
(1)
As promptly as is reasonably practicable after the Closing, the Acquired Fund shall liquidate and distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section 1, together with any other assets, (i) pro rata to the Acquired Fund’s common shareholders of record as of the close of business on the Closing Date, the Acquiring Fund

Common Shares received by the Acquired Fund pursuant to this Section 1; and (ii) to shareholders of Acquired Fund Preferred Shares of record, determined as of the Closing, one share of Acquiring Fund Preferred Shares, in exchange for each share of Acquired Fund Preferred Shares held by the preferred shareholders of the Acquired Fund.

(2)
Such liquidating distribution will be accomplished (i) by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to each account (A) in the case of a common shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Acquired Fund, and (B) in the case of a preferred shareholder, a number of the shares of Acquiring Fund Preferred Shares received by the Acquired Fund equal to the number of shares of Acquired Fund Preferred Shares held by such shareholder, and (ii) by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares.

(3)	Fractional Acquiring Fund Common Shares shall be carried to the third decimal place.
(d)	Dividends on shares of Acquired Fund Preferred Shares shall accumulate to and including the last business day prior to the Closing Date and then cease to accumulate.
(e)
At the Closing, any outstanding certificates representing shares of the Acquired Fund will be cancelled.  The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Acquired Fund Shareholders hold their Acquired Fund Shares in certificated form. Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent. Immediately after the Closing Time, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

(f)
As promptly as practicable after the Closing Date and the liquidating distribution of the respective Acquiring Fund Shares (and any resolution of litigation or other contingent liabilities), the Acquired Fund shall be dissolved.

2.	Valuation
(a)
The value of the Acquired Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures adopted by the Acquired Fund.  The value of the Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquired Fund Preferred Shares.

(b)	The value of Acquiring Fund’s Net Assets shall be computed as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures adopted by the Acquiring Fund.  The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquiring Fund Preferred Shares.

(c)
The respective net asset value per Acquired Fund Common Share of the Acquired Fund shall be determined to the third decimal place as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures adopted by the Acquired Fund.

(d)
The net asset value per Acquiring Fund Common Shares shall be determined to the third decimal place as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures adopted by the Acquiring Fund.

(e)	The liquidation preference of the Acquired Fund Preferred Shares is $100,000 per share.
(f)	The liquidation preference of the Acquiring Fund Preferred Shares is $100,000 per share.
3.	Closing Date
The Closing Date shall be_________, 2021, or such later date as the parties may mutually agree, provided that the Closing Date shall not be a date on which a remarketing of the Acquired Fund Preferred Shares would ordinarily occur.  All acts taking place at the closing of the Acquisition (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Plan, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the Acquired Fund’s and Acquiring Fund’s net asset value on the Closing Date, unless otherwise agreed to by the parties but in no event later than the opening of trading on the NYSE American Exchange on the next business day following the Closing Date. The Acquired Fund shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the account of Acquiring Fund’s custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001.  The Acquired Fund shall also deliver at the Closing a list of names and addresses of the shareholders of record of its respective Acquired Fund Shares and the number of full and fractional shares of Acquired Fund Common Shares and the number of Acquired Fund Preferred Shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by the Acquired Fund’s transfer agent or by its President or a Vice President to the best of its or his or her knowledge and belief.
4.	Representations and Warranties by Acquiring Fund
Acquiring Fund represents and warrants to the Acquired Fund that:
(a)
Acquiring Fund is a business trust formed under the laws of the State of Massachusetts and is validly existing under the laws of that State. Acquiring Fund is duly registered under the 1940 Act as a closed-end, management investment company and all of the Acquiring Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b)
Acquiring Fund is authorized to issue an unlimited number of Acquiring Fund Shares, with par value of $0.01.  As of March 31, 2021, the Acquiring Fund had issued and outstanding [4,528,443] shares of Acquiring Fund Common Shares listed on the NYSE American Exchange and [300] shares of Series 2049 Muni-MultiMode Preferred Shares issued and outstanding.  All issued and outstanding Acquiring Fund Common Shares and Series 2049 Muni-MultiMode Preferred Shares are, and all Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to be issued in exchange for Net Assets of the Acquired Fund pursuant to this Plan will be when so issued, duly and validly issued and outstanding, fully paid, non-assessable and have full voting rights.

(c)
The audited financial statements appearing in Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021, audited by PricewaterhouseCoopers LLP, a copy of which has been delivered to the Acquired Fund, fairly present the financial position of Acquiring Fund as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The books and records of Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Acquiring Fund.
(e)	Acquiring Fund has the necessary power and authority to conduct its business as such business is now being conducted.
(f)
Acquiring Fund is not a party to or obligated under any provision of its Declaration of Trust or its By-laws (together, as each has been amended to date, the “Acquiring Fund Corporate Documents”), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)
Acquiring Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h)	Acquiring Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i)
At the time of effectiveness of the registration statement filed by the Acquiring Fund with the SEC on Form N-14 under the 1933 Act relating to Acquiring Fund Shares issuable hereunder (the “Acquiring Fund N‑14 Registration Statement”) and the filing of a definitive proxy statement relating to the Acquiring Fund Preferred Shares to be issued to shareholders of the Acquired Fund Preferred Shares (the “Preferred Shares Proxy Statement”), each of the Acquiring Fund N-14 Registration Statement and the Preferred Shares Proxy Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, 1940 Act, Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement or Preferred Shares Proxy Statement provided by the Acquired Fund.

(j)
At the time the Acquiring Fund N-14 Registration Statement becomes effective, at the time of the filing of the definitive Preferred Shares Proxy Statement, at the time of the Acquiring and Acquired Funds’ shareholders’ meeting to consider this Plan (the “Meeting”), and at the Closing Date, the Proxy Statement/Prospectus and Statement of Additional Information included in the Acquiring Fund N-14 Registration Statement and the Preferred Shares Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement or the Preferred Shares Proxy Statement provided by the Acquired Fund.

5.	Representations and Warranties by the Acquired Fund
The Acquired Fund represents and warrants to Acquiring Fund that:
(a)
The Acquired Fund is a corporation incorporated under the laws of the State of Minnesota and is validly existing under the laws of that State.  The Acquired Fund is duly registered under the 1940 Act as a closed-end management investment company and all of the Acquired Fund’s Acquired Fund Shares sold were sold in compliance in all material respects with applicable registration requirements of the 1933 Act.

(b)
The authorized capital of the Acquired Fund consists of 201,000,000 shares consisting of 200,00,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01.  As of March 31, 2021, the Acquired Fund had issued and outstanding [4,837,100/11,504,975] shares of Acquired Fund Common Shares listed on the NYSE American Exchange and [300/750] shares of Series 2049 Muni-MultiMode Preferred Shares issued and outstanding. All issued and outstanding Acquired Fund Shares are fully paid, non-assessable and have full voting rights.
(c)
The audited financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021, audited by PricewaterhouseCoopers LLP, a copy of which has been delivered to Acquiring Fund, fairly present the financial position of the Acquired Fund as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The books and records of the Acquired Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquired Fund.
(e)	The Acquired Fund has the necessary power and authority to conduct its business as such business is now being conducted.
(f)
The Acquired Fund is not a party to or obligated under any provision of its respective Articles of Incorporation, as amended or supplemented from time to time, or its respective Bylaws (together, the “the Acquired Fund Corporate Documents”), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)
The Acquired Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h)	The Acquired Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(i)
At the time of effectiveness of the Acquiring Fund N‑14 Registration Statement and the filing of the definitive Preferred Shares Proxy Statement, each of the Acquiring Fund N-14 Registration Statement and Preferred Shares Proxy Statement will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement or Preferred Shares Proxy Statement not provided by the Acquired Fund.

(j)
At the time the Acquiring Fund N-14 Registration Statement becomes effective and the filing of the definitive Preferred Shares Proxy Statement, at the time of the Meeting, and at the Closing Date, the Proxy Statement/Prospectus and Statement of Additional Information included in the Acquiring Fund N-14

Registration Statement and the Preferred Shares Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement or Preferred Shares Proxy Statement provided by the Acquired Fund.

6.	Representations and Warranties by Acquired Fund and Acquiring Fund
The Acquired Fund and Acquiring Fund each represents and warrants to the other that:
(a)
The unaudited statement of assets and liabilities to be furnished by each party as of 4:00 p.m. Eastern time on the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect the Net Assets in the case of the Acquired Fund and the net assets in the case of Acquiring Fund, and the outstanding Acquired Fund Common Shares of the Acquired Fund and Acquiring Fund Shares, respectively, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)
At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)
Except as has been previously disclosed in any annual or semi-annual reports sent to shareholders pursuant to Section 30 of the 1940 Act or press releases issued by or on behalf of the Acquiring Fund or Acquired Fund (the “Acquiring Fund Disclosure Documents” and “Acquired Fund Disclosure Documents,” respectively), there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquired Fund or Acquiring Fund, respectively.

(d)	There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.
(e)
The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of Acquiring Fund (the “Acquiring Fund Board”) or the Acquired Fund Board, respectively, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f)
It anticipates that the consummation of this Plan will not cause either the Acquired Fund or Acquiring Fund to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

(g)	It has the necessary power and authority to conduct its business as such business is now being conducted.
7.	Covenants of the Acquired Fund and Acquiring Fund
(a)
The Acquired Fund and the Acquiring Fund each covenants to (i) operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquired Fund and the Acquiring Fund, as appropriate, in the ordinary course in all material respects.

(b)	The Acquired Fund undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the respective shareholders of the Acquired Fund.
(c)
The Acquired Fund undertakes that, if this Plan is consummated, it will dissolve its corporate existence, file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and take the necessary actions, including making the necessary filings, to withdraw its shares from listing on those stock exchanges on which the Acquired Fund Shares of the Acquired Fund are listed as of the Closing Date.

(d)
The Acquired Fund and the Acquiring Fund each agrees that, by the Closing Date, all documents and reports required by law to be filed on or before such date shall have been filed with (i) any federal, state or local tax authorities, including any tax returns, (ii) the U.S. Securities and Exchange Commission (the “SEC”) or any state securities commission, and (iii) or any other relevant regulatory authority, and all federal and other taxes shown as due on said returns shall have either been paid or had adequate liability reserves created for the payment of such taxes.

(e)
At the Closing, the Acquired Fund will provide Acquiring Fund a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all of the shareholders of record of the Acquired Fund’s respective Acquired Fund Shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

(f)
The Acquired Fund agrees to mail to its shareholders of record entitled to vote at the Meeting, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement and, as applicable, a Preferred Shares Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder, to call a meeting of such shareholders and to take all other action necessary to obtain approval of the transactions contemplated herein.

(g)
Acquiring Fund will file with the SEC the Acquiring Fund N‑14 Registration Statement containing the combined Prospectus and Proxy Statement and will use its best efforts to provide that the Acquiring Fund N-14 Registration Statement becomes effective as promptly as is practicable. The Funds also will file with the SEC one or more Preferred Shares Proxy Statements relating to the Acquiring Fund Preferred Shares to be issued to shareholders of the Acquired Fund Preferred Shares.

(h)
Subject to the provisions of this Agreement, each Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i)
It is the intention of the parties that the Acquisition will qualify as a reorganization with the meaning of Section 368(a)(1)(A) of the Code.  None of the parties to the Acquisition shall take any action or cause any action to be taken (including, without limitation the filing of any tax Return) that is inconsistent with such treatment or results in the failure of such Acquisition to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code.

(j)
Each Fund shall use its reasonable best efforts to cause the Acquiring Fund Common Shares to be issued in the Acquisition to be approved for listing on each of the stock exchanges on which the Acquiring Fund Common Shares are listed.

(k)
The Acquiring Fund shall use its reasonable best efforts to obtain a rating on the Acquiring Fund Preferred Shares from at least one nationally recognized statistical rating organization (“NRSRO”) and include in its governing documents terms relating to the Acquiring Fund Preferred Shares that are either substantially the same as such terms included in the governing documents of the Acquired Fund in respect of the Acquired Fund Preferred Shares or substantially the same as such terms included in the Acquired Fund governing documents except for such changes as required by any NRSRO rating the Acquiring Fund Preferred Shares, prior to the Closing.

(l)
The combined Acquired Fund and Acquiring Fund will satisfy all of its obligations set forth in the Acquiring Fund’s Agreement and Declaration of Trust, statement of preferences of the Acquiring Fund Preferred Shares, registration rights agreement relating to the Acquiring Fund Preferred Shares, if any, and the Acquiring Fund Preferred Shares certificate (including, without limitation, satisfaction of the effective leverage ratio and minimum asset coverage covenants set forth in its statement of preferences) immediately after Closing.

(m)	Immediately after closing, the Acquiring Fund Preferred Shares shall be rated at least AA by Fitch Ratings, Inc., at the request of the Acquiring Fund.
8.	Conditions Precedent to be Fulfilled by the Acquired Fund and Acquiring Fund
The consummation of this Plan hereunder shall be subject to the following respective conditions:
(a)
That: (i) all the representations and warranties of each party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) each party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the Acquired Fund and Acquiring Fund shall have delivered to the other a certificate signed by its President, a Vice President or an equivalent officer to the foregoing effect.

(b)
That the Acquired Fund and Acquiring Fund shall have delivered to the other a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Acquired Fund Board or Acquiring Fund Board, as appropriate, certified by its President, a Vice President or an equivalent officer of the Acquired Fund or Acquiring Fund, respectively.

(c)
That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)
That this Plan and the Acquisition contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)
The Acquired Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of Acquired Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending on the Closing Date (in each case determined without regard to any deductions for dividends paid); (ii) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Acquired Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

(f)
That there shall be delivered to the Acquired Fund and Acquiring Fund an opinion from Stradley Ronon Stevens & Young, LLP, counsel to the Acquired Fund and Acquiring Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and the laws of the State of Massachusetts, and based upon certificates of the officers of the Acquired Fund and Acquiring Fund with regard to matters of fact:

(1)
The acquisition by Acquiring Fund of substantially all the assets of the Acquired Fund as provided for herein in exchange for the respective Acquiring Fund Shares followed by the distribution by the Acquired Fund to its shareholders of such Acquiring Fund Shares in complete liquidation of the Acquired Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)
No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its respective assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (Sections 361(a) and 357(a) of the Code);

(3)
No gain or loss will be recognized by Acquiring Fund upon the receipt of substantially all of the respective assets of the Acquired Fund in exchange solely for voting shares of Acquiring Fund (Section 1032(a) of the Code);

(4)
No gain or loss will be recognized by the Acquired Fund upon the distribution of Acquiring Fund Shares to its respective shareholders in liquidation of the Acquired Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

(5)
The basis of the assets of the Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately prior to the Acquisition (Section 362(b) of the Code);

(6)	The holding period of the assets of the Acquired Fund received by Acquiring Fund will include the period during which such assets were held by the Acquired Fund (Section 1223(2) of the Code);
(7)
No gain or loss will be recognized to the respective shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund for voting shares of Acquiring Fund, including fractional shares to which they may be entitled (Section 354(a)(1) of the Code);

(8)
The basis of Acquiring Fund Shares received by the respective shareholders of the Acquired Fund shall be the same as the basis of the Acquired Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

(9)
The holding period of Acquiring Fund Shares received by the respective shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

(10)
Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (“Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

The foregoing opinion may state that no opinion is expressed as to the effect of the Acquisition on the Acquired Fund, Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
(g)
That there shall be delivered to Acquiring Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Acquired Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)	The Acquired Fund is a corporation incorporated under the laws of the State of Minnesota and is a validly existing corporation and in good standing under the laws of that state;
(2)
The authorized capital of the Acquired Fund consists of 201,000,000 shares consisting of 200,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01, of which [300/750] shares have been designated as Series 2049 Muni-MultiMode Preferred Shares.  Assuming that the initial shares of common stock of the Acquired Fund were issued in accordance with the 1940 Act and the Acquired Fund Corporate Documents, and that all other outstanding shares of the Acquired Fund were sold, issued and paid for in compliance in all material respects with applicable registration requirements of the 1933 Act, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights in accordance with the terms of the Acquired Fund Corporate Documents;

(3)	The Acquired Fund is a closed-end investment company of the management type registered as such under the 1940 Act;

(4)
Except as disclosed in the Acquired Fund Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against the Acquired Fund, the unfavorable outcome of which would materially and adversely affect the Acquired Fund;

(5)
All corporate actions required to be taken by the Acquired Fund to authorize this Plan and to effect the Acquisition contemplated hereby have been duly authorized by all necessary action on the part of the Acquired Fund; and

(6)
The execution, delivery or performance of this Plan by the Acquired Fund will not violate any provision of the Acquired Fund’s Acquired Fund Corporate Documents, or the provisions of any agreement or other instrument known to such counsel to which the Acquired Fund is a party or by which the Acquired Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Acquired Fund and is enforceable against the Acquired Fund in accordance with its terms.

(7)
To the best knowledge of such counsel, at the time of the filing of the definitive Preferred Shares Proxy Statement or at the Closing, nothing has come to counsel’s attention that causes it to believe that such Preferred Shares Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Preferred Shares Proxy Statement, or of any contract or document of a character required to be described in the Preferred Shares Proxy Statement that is not described as required.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Acquired Fund with regard to matters of fact, certain certifications and written statements of governmental officials with respect to the good standing of the Acquired Fund, and the opinion of special counsel to the Acquired Fund on questions of Minnesota law.
(h)
That there shall be delivered to the Acquired Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)	Acquiring Fund is a business trust formed under the laws of the State of Massachusetts and is a validly existing business trust and in good standing under the laws of that State;

(2)
Acquiring Fund is authorized to issue an unlimited number of Acquiring Fund Shares with par no value. As of March 31, 2021, the Acquiring Fund had issued and outstanding [4,528,443] shares of Acquiring Fund Common Shares listed on the NYSE American Exchange and [300] shares of Series 2049 Muni-MultiMode Preferred Shares issued and outstanding.  Assuming that the initial Acquiring Fund Common Shares were issued in accordance in all material respects with the 1940 Act and the Acquiring Fund Corporate Documents, and that all other outstanding Acquiring Fund Shares were sold, issued and paid for in accordance in all material respects with the terms of Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable and has full voting rights in accordance with the terms of the Acquiring Fund Corporate Documents;

(3)	Acquiring Fund is a closed-end investment company of the management type registered as such under the 1940 Act;
(4)
Except as disclosed in the Acquiring Fund Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against Acquiring Fund, the unfavorable outcome of which would materially and adversely affect Acquiring Fund;

(5)
Acquiring Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Acquiring Fund;

(6)
All corporate actions required to be taken by Acquiring Fund to authorize this Plan and to effect the Acquisition contemplated hereby have been duly authorized by all necessary action on the part of Acquiring Fund;

(7)
The execution, delivery or performance of this Plan by Acquiring Fund will not violate any provision of the Acquiring Fund Corporate Documents, or the provisions of any agreement or other instrument known to such counsel to which Acquiring Fund is a party or by which Acquiring Fund is otherwise bound; this Plan is the legal, valid and binding obligation of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms; and

(8)
The Acquiring Fund N-14 Registration Statement has been declared or, by operation of rule, has become effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel’s attention that causes it to believe that, at the time the Acquiring

Fund N-14 Registration Statement became effective, or at the Closing, such Registration Statement (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Acquiring Fund N-14 Registration Statement, or of any contract or document of a character required to be described in the Acquiring Fund N-14 Registration Statement that is not described as required.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Fund, and the opinion of special counsel to the Acquiring Fund on questions of Massachusetts law.
(i)
That the Acquired Fund shall have received a certificate from the President or a Vice President of Acquiring Fund to the effect that, except for such disclosures provided by the Acquired Fund, to the best knowledge and belief of such officer, the statements contained in the Acquiring Fund N-14 Registration Statement, at the time the Acquiring Fund N-14 Registration Statement became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(j)
That the Acquiring Fund N-14 Registration Statement with respect to Acquiring Fund Shares to be delivered to the respective shareholders of the Acquired Fund in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Acquiring Fund N-14 Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)
That the Acquiring Fund shall have received a certificate from the President or a Vice President of Acquired Fund to the effect that, except for such disclosures provided by the Acquiring Fund, to the best knowledge and belief of such officer, the statements contained in the definitive Preferred Shares Proxy Statement, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(l)
That Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Acquiring Fund Shares lawfully to be delivered to each holder of the Acquired Fund Shares of the Acquired Fund.

(m)
That, at the Closing, there shall be transferred to Acquiring Fund the respective aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of the Acquired Fund on the Closing Date.

(n)
That there be delivered to Acquiring Fund (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Acquired Fund assets, certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) if reasonably requested by the Acquiring Fund in writing, all FASB ASC 740-10-25 (formerly FIN 48) work papers and supporting statements pertaining to the Acquired Fund.  The foregoing information to be provided within such timeframes as is mutually agreed by the parties.  The Acquired Fund agrees to cooperate with the Acquiring Fund in filing any Return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.  The Acquired Fund agrees to retain for a period of seven (7) years following the Closing Date all returns and work papers and all material records or other documents relating to tax matters for taxable periods ending on or before the Closing Date.

(o)
That all consents of other parties, and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities), required to permit consummation of the Acquisition contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or Acquiring Fund.

(p)
That the NYSE American Exchange shall have approved the listing of the additional Acquiring Fund Common Shares to be issued to common shareholders of the Acquired Fund in connection with the Acquisition.

(q)
That the Acquiring Fund shall have obtained written confirmation from Fitch Ratings, Inc. that (a) consummation of the transactions contemplated by this Agreement will not impair the ratings assigned by such rating agencies to the existing Acquiring Fund Series 2049 Muni-MultiMode Preferred Shares, and (b) the Acquiring Fund Preferred Shares to be issued pursuant to Section 1 of this Agreement will be rated AA by Fitch Ratings, Inc.

(r)
That the Acquired Fund and the Acquiring Fund shall have received on or before the Closing Date an opinion of Sidley Austin LLP (“Sidley”) in form and substance reasonably acceptable to the Acquired Fund and the Acquiring Fund, as to the matters set forth on Schedule 8(s).  In rendering such opinion, Sidley may request and rely upon representations contained in certificates of officers of the Acquired Fund, the Acquiring Fund, DMC and others, and the officers of the Acquired Fund, the Acquiring Fund and DMC shall use their best efforts to make available such truthful certificates.

9.	Fees and Expenses
(a)	The Acquired Fund and Acquiring Fund each represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.
(b)	The expenses of entering into and carrying out the provisions of this Plan shall be borne one-third by Acquiring Fund, one-third by the Acquired Fund, and one-third by DMC.
10.	Termination; Postponement; Waiver; Order
(a)
Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Acquisition abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing, or the Closing may be postponed as follows:

(1)	by mutual consent of the Acquired Fund and Acquiring Fund;
(2)	by Acquiring Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or
(3)	by the Acquired Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.
An election by the Acquired Fund or Acquiring Fund to terminate this Plan and to abandon the Acquisition shall be exercised by the Acquired Fund Board or the Acquiring Fund Board, respectively.
(b)
If the transactions contemplated by this Plan have not been consummated by [March 31], 2022, the Plan shall automatically terminate on that date, unless a later date is agreed to by both the Acquired Fund Board and the Acquiring Fund Board.

(c)
In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Acquired Fund nor Acquiring Fund, nor their directors/trustees, officers or agents or the shareholders of the Acquired Fund or Acquiring Fund shall have any liability in respect of this Plan.

(d)
At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Acquiring Fund Board or the Acquired Fund Board, as the case may be, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)
The respective representations and warranties contained in Sections 4 through 6 hereof shall expire with and be terminated by the Acquisition, and neither the Acquired Fund nor Acquiring Fund, nor any of their officers, directors/trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of the Acquired Fund or Acquiring Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Acquired Fund Board and the Acquiring Fund Board to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of respective Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the Meeting, this Plan shall not be consummated and shall terminate unless the Acquired Fund shall promptly call a special meeting of its shareholders at which such conditions so imposed shall be submitted for approval.
11.	Entire Agreement and Amendments
This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other parties.
12.	Counterparts
This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.
13.	Notices
Any notice, report or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given to each party to this Plan if delivered or mailed, first class postage prepaid, to the following addresses:
If to the Acquired Fund
[Delaware Investments Colorado
Municipal Income Fund, Inc./
Delaware Investments Minnesota
Municipal Income Fund II, Inc.]
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
Attn: Secretary
If to Acquiring Fund: Delaware Investments National Municipal Income Fund 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 Attn: Secretary
If to DMC: Delaware Management Company 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 Attn: Secretary
14.	Governing Law
This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.
[The remainder of this page was intentionally left blank.]

IN WITNESS WHEREOF, the Acquired Fund, Acquiring Fund and DMC have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.
[DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC./ DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.]

Attest: _______________________	By: __________________________
Name:	Name:
Title:	Title:

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Attest: ________________________	By: _____________________________
Name:	Name:
Title:	Title:

DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust

Attest: ________________________	By: ________________________________
Name:	Name:
Title:	Title:

Schedule 8(s)
Preferred Share Opinion

The Series [    ] Muni-MultiMode Preferred Shares (“MMP Shares”) issued by the Acquiring Fund in the Acquisition in exchange for Acquired Fund MMP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes.

EXHIBIT B
MINNESOTA STATUTES

Minnesota,302A.471, RIGHTS OF DISSENTING SHAREHOLDERS.

Minn. Stat. §302A.471
Subdivision 1.   Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a)    unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)    alters or abolishes a preferential right of the shares;
(2)    creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;
(3)    alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;
(4)    excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or
(5)    eliminates the right to obtain payment under this subdivision;
(b)    a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;
(c)    a plan of merger, whether under this chapter or under chapter 322B or 322C, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;
(d)   a plan of exchange, whether under this chapter or under chapter 322B or 322C, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;
(e)    a plan of conversion is adopted by the corporation and becomes effective;

(f)    an amendment of the articles in connection with a combination of a class or series under section 302A.402 that reduces the number of shares of the class or series owned by the shareholder to a fraction of a share if the corporation exercises its right to repurchase the fractional share so created under section 302A.423; or
(g)   any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.
Subd. 2.   Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)   A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.
Subd. 3.   Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)   If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.
(c)   Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.613, subdivision 4, or 302A.621, is limited in accordance with the following provisions:

(1)   The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange,1 NYSE MKT LLC, the Nasdaq Global Market, 2 the NASDAQ Global Select Market , the Nasdaq Capital Market, or any successor to any such market.
(2)   The applicability of clause (1) is determined as of:

(i)   the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or
(ii)   the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)   Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.
Subd. 4.   Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation. (Last amended by Ch. 103, L. '18, eff. 8-1-18.)
Ch. 103, L. '18, eff. 8-1-18, added matter in italic and deleted 1“the American Stock Exchange” and 2“or”.

Minnesota,302A.473, PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.
Minn. Stat. §302A.473
Subdivision 1.   Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)   “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.
(c)   “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.
(d)   “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09, subdivision 1, paragraph (c), clause (1).
Subd. 2.   Subd. 2. Notice of action.  (a) If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.
(b)  In connection with a qualified offer as described in section 302A.613, subdivision 4, the constituent corporation subject to the offer may, but is not required to, send to all shareholders a written notice informing each shareholder of the right to dissent and must include a copy of this section and section 302A.471 and a brief description of the procedure to be followed under these sections. To be effective, the notice must be sent as promptly as practicable at or following the commencement of the offer, but in any event at least ten days before the consummation of the offer.
Subd. 3.   Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action. If the proposed action is to be effected pursuant to section 302A.613, subdivision 4, and the corporation has elected to send a notice of action in accordance with subdivision 2, paragraph (b), a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must not tender the shares owned by the shareholder in response to the offer and must file with the corporation a written notice of intent to demand the fair value of the shares owned by the shareholder. Written notice must be filed with the corporation before the consummation of the offer.
Subd. 4.   Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send 1 (i ) in any case where subdivision 3 is applicable, to all shareholders who have complied with subdivision 3, (ii) in any case where a written action of shareholders gave effect to the action creating the right to obtain payment under section 302A.471, to all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) in any other case, to all shareholders entitled to dissent 2, a notice that contains:
(1)   the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;
(2)   any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;
(3)   a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and
(4)   a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.
(b)   In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.
Subd. 5.   Payment; return of shares.

(a)   After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)   the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;
(2)   an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and
(3)   a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.
(b)   The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction.
The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand,  subdivisions 7 and 8 apply.
(c)   If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6.   Supplemental payment; demand. If a dissenter believes that the amount remitted under  subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.
Subd. 7.   Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.
Subd. 8.   Costs; fees; expenses.

(a)   The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.
(b)   If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.
(c)   The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any. (Last amended by Ch. 103, L. '18, eff. 8-1-18.)
Ch. 103, L. '18, eff. 8-1-18, added matter in italic and deleted 1“to” and 2“if no shareholder vote was required”.

EXHIBIT C
FORM OF STATEMENT OF PREFERENCES OF MMP SHARES

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE
RIGHTS AND PREFERENCES OF SERIES 2049-[●]
MUNI-MULTIMODE PREFERRED SHARES

(g)	Deposit with the Tender and Paying Agent; MMP Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding	13
(h)	Compliance With Applicable Law	14
(i)	Only Whole MMP Shares May Be Redeemed	14
(j)	Modification of Redemption Procedures	14
(k)	Term Redemption Liquidity Account and Liquidity Requirement.	14
11.	Liquidation Rights	15
(a)	Distributions Upon Liquidation	15
(b)	Pro Rata Distributions	15
(c)	Rights of Junior Shares	15
(d)	Certain Events Not Constituting Liquidation	16
12.	Miscellaneous	16
(a)	Amendment of or Supplements to this Statement	16
(b)	No Fractional Shares	16
(c)	Status of MMP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund	16
(d)	Treatment of MMP Shares as Stock	16
(e)	Board May Resolve Ambiguities	16
(f)	Headings Not Determinative	16
(g)	Notices	16
13.	Transfers	16
14.	Global Certificate	17

APPENDIX A: Supplement Initially Designating the Variable Rate Mode for the Series 2049-[●] Muni-MultiMode Preferred Shares

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE
RIGHTS AND PREFERENCES OF SERIES 2049-[●]
MUNI-MULTIMODE PREFERRED SHARES

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:
FIRST:  Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), the Board of Trustees has, by resolution, authorized the issuance of Preferred Shares (as defined below), par value $.01 per share, classified as Series 2049-[●] Muni-MultiMode Preferred Shares, with a liquidation preference of $100,000 per share.
SECOND:  The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series 2049-[●] Muni-MultiMode Preferred Shares designated below are as provided below or as set forth in an amendment or supplement hereto.
DESIGNATION OF SERIES 2049-[●] MMP
Series 2049-[●]:  A series of preferred shares of beneficial interest constituting Preferred Shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 2049-[●] Muni-MultiMode Preferred Shares,” also referred to herein as “Series 2049-[●] MMP” or “MMP Shares,” and references to “such series” with respect to the MMP Shares shall be interpreted as references to “shares of such series,” as the context may require.  Each MMP Share shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in or pursuant to this Statement (as defined below).  The Fund initially shall designate in a Supplement (as defined below) entered into on the effective date hereof and set forth as Appendix A hereto the additional terms and conditions to apply to the MMP Shares for a period commencing on the effective date of this Statement and ending not later than the Term Redemption Date, referred to herein as the “Initial Mode.”  In accordance with the terms and conditions set forth in Section 4 below and the Supplement as then in effect, the Fund, by means of a further Supplement, may establish a new Mode (as defined below) or, if applicable, extend the Initial Mode or any subsequent Mode to a date not later than the Term Redemption Date, and, if the Initial Mode or any subsequent Mode (in each case, as it may be extended) is designated to end on a date earlier than the Term Redemption Date (including through an optional or accelerated expiration), shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend such Mode or establish a new Mode, to succeed the Mode then in effect for the MMP Shares.  In the Supplement for any Mode or Mode extension, the Fund may designate additional or different terms and conditions for the MMP Shares, subject to the Declaration, Section 4(e) of this Statement and the applicable Supplement.
The number of MMP Shares which the Board of Trustees has initially authorized for issuance is [●].  The Board of Trustees may, from time to time, authorize the issuance of additional MMP Shares in accordance with the terms hereof.  The MMP Shares shall constitute a separate series of Preferred Shares of the Fund and each MMP Share shall be identical.
One share of Series 2049-[●] MMP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 2049 Muni-MultiMode Preferred Shares of [●] outstanding on the date of distribution in connection with the reorganization of [●] (the “Target Fund”) as described in the Memorandum (as defined below).

DEFINITIONS
The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires or as provided in the Supplement for the Mode then in effect:
(a) “Additional Amount Payment” has the meaning if and as set forth in the Supplement for the Mode then in effect.
(b) “Agent Member” means a Person with an account at the Securities Depository that holds one or more MMP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent, if any, and the Tender and Paying Agent with respect to such Beneficial Owner.
(c) “Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the effective date of this Statement, of at least 200% or such higher percentage as required and specified in the Supplement for the Mode then in effect, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding MMP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).
(d) “Beneficial Owner” means a Person to the extent it is at any time the beneficial owner of MMP Shares, in whose name MMP Shares are recorded as beneficial owner of such MMP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.
(e) “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.
(f) “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.
(g) “Code” means the Internal Revenue Code of 1986, as amended.
(h) “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.
(i) “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.
(j) “Date of Original Issue,” with respect to any MMP Share, means the date on which the Fund initially issued such MMP Share.
(k) “Declaration” has the meaning set forth in the Recitals of this Statement.
(l) “Deposit Securities” means, as of any date, for purposes of this Statement only, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;
(2)	any U.S. Government Security;
(3)
any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)
any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)
any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(m) “Dividend Payment Date” has the meaning set forth in paragraph (c) of Section 2 of this Statement.
(n) “Dividend Period” has the meaning as set forth in the Supplement for the Mode then in effect.
(o) “Dividend Rate” has the meaning set forth in paragraph (d)(i) of Section 2 of this Statement.
(p) “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in of the Tender and Paying Agent Agreement or as specified in the related notice.
(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
(r) “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.
(s) “Fund” has the meaning set forth in the Recitals of this Statement.
(t) “Holder” means a Person in whose name an MMP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.
(u) “Initial Mode” has the meaning set forth in “Designation of Series 2049-[●] MMP” above.
(v) “Liquidation Preference,” with respect to a given number of MMP Shares, means $100,000 times that number.

(w) “Liquidity Account” has the meaning set forth in paragraph (k)(i) of Section 10 of this Statement.
(x) “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least A- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.
(y) “Liquidity Requirement” has the meaning set forth in paragraph (k)(ii) of Section 10 of this Statement.
(z) “Manager” means Delaware Management Company, a series of Macquarie Investment Management Business Trust, or any successor company or entity.
(aa) “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees.  The Market Value of any asset shall include any interest accrued thereon.  The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available.  Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions.  The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.
(bb) “Memorandum” means the means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [●], and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time, including in connection with any remarketing, if applicable, or offering of additional MMP Shares, if applicable.
(cc) “Mode” means the Initial Mode, including any extension thereof, or any subsequent Mode, including any extension thereof, for which terms and conditions of the MMP Shares are designated pursuant to Section 4 of this Statement and the Supplement in effect at the time of designation of such subsequent Mode or any Mode extension and set forth in a further Supplement.
(dd) “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.
(ee) “Municipal Securities” means “Municipal Obligations” as described under “Investment Objective, Policies, Risks and Restrictions—Investment Strategies” in the Memorandum.
(ff) “1940 Act” means the U.S. Investment Company Act of 1940, as amended.
(gg) “Notice of Redemption” has the meaning specified in paragraph (c) of Section 10 of this Statement.
(hh) “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.
(ii) “Optional Redemption Premium,” if any, has the meaning if and as set forth in the Supplement for the Mode then in effect.
(jj) “Outstanding” means, as of any date with respect to Preferred Shares of any series, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore exchanged, redeemed or cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such series with respect to which, in the case of MMP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such MMP Shares, pursuant to Section 10 of this Statement or, in the case of Preferred Shares of any other series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such series of which the Fund is Beneficial Owner, and (iv) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.
(kk) “Person” means and includes an individual, a partnership, a corporation, a limited liability company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
(ll) “Preferred Shares” means the preferred shares of beneficial interest, par value $.01 per share, of the Fund, including the MMP Shares.
(mm) “Rating Agency” means each NRSRO, if any, then providing a rating for the MMP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch.
(nn) “Redemption Date” means the Term Redemption Date and any redemption dates for optional or mandatory redemption provided in the Supplement for the Mode then in effect.
(oo) “Redemption Price” means the applicable redemption price specified in Section 10 of this Statement or in the applicable Supplement for the Mode then in effect for purposes of redemption of MMP Shares pursuant to paragraph (a) or (b) of Section 10 of this Statement and the applicable Supplement.
(pp) “Remarketing Agent” means any entity appointed as such with respect to MMP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.
(qq) “Remarketing Agreement” means the Remarketing Agreement, if any, with respect to the MMP Shares, between the Fund and the then-applicable Remarketing Agent and any other party thereto, as amended, modified or supplemented from time to time.
(rr)  “S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, and its successors.
(ss) “SEC” means the Securities and Exchange Commission.
(tt) “Securities Act” means the U.S. Securities Act of 1933, as amended.
(uu) “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the MMP Shares.
(vv) “Statement” means this statement establishing and fixing the rights and preferences of Series 2049-[●] Muni-MultiMode Preferred Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof, including by any Supplement hereto relating to the Mode then in effect, the Declaration and applicable law.
(ww) “Supplement” means Appendix A to this Statement setting forth the additional or different terms for the Initial Mode and any further supplement entered into in accordance with the provisions of this Statement for the purpose of designating a new Mode or extending a Mode already in effect, in each case, pursuant to Section 4 of this Statement.
(xx) “Taxable Allocation” has the meaning specified in the Supplement for the Mode then in effect.

(yy) “Tender and Paying Agent” means The Bank of New York Mellon, or any successor or additional Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the MMP Shares.
(zz) “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the MMP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor or additional Tender and Paying Agent.
(aaa) “Term Redemption Date” means April 1, 2049.
(bbb) “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.
(ccc) “Voting Period” shall have the meaning specified in paragraph (b)(i) of Section 5 of this Statement.

1. Number of Authorized Shares; Ranking; Preemptive Rights.
(a) The initial number of authorized and issued shares constituting MMP is as set forth above under the title “Designation of Series 2049-[●] MMP.”
(b) The MMP Shares shall rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.
(c) No Holder of MMP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Preferred Shares, including MMP Shares, or Common Shares or other securities of the Fund which the Fund may hereafter issue or sell.
(d) The effective date of this Statement is [●].
2. Dividends.
(a) Cumulative Cash Dividends.  The Holders of MMP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Dividend Rate for the MMP Shares determined as set forth in the Supplement for the Mode then in effect, and no more, payable on the Dividend Payment Dates with respect to the MMP Shares as set forth in the Supplement for the Mode then in effect, as provided in paragraph (c) below.  Holders of MMP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on MMP Shares.  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on MMP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage.
(b) Dividends Cumulative from Date of Original Issue.  Dividends on the MMP Shares shall be declared daily and accumulate at the applicable Dividend Rate for the MMP Shares from the Date of Original Issue thereof.

(c) Dividend Payment Dates.  The dividend payment dates (each, a “Dividend Payment Date”) with respect to the MMP Shares shall be as provided in the Supplement for the Mode then in effect.
(d) Dividend Rates and Calculation of Dividends.
(i)	Applicable Rates. The dividend rate or rates (in each case, the “Dividend Rate”) on the MMP Shares shall be as provided in the Supplement for the Mode then in effect.
(ii)
Calculation of Dividends.  The amount of dividends per share payable on the MMP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for the related Dividend Period or Dividend Periods (or applicable portion thereof).  The amount of dividends accumulated shall be computed as provided in the Supplement for the Mode then in effect.

(e) Dividends Paid to Holders.  Dividends on the MMP Shares shall be paid to the Holders thereof as provided in the Supplement for the Mode then in effect.
(f) Dividends Credited Against Earliest Accumulated But Unpaid Dividends.  Any dividend payment made on MMP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares.  Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (b) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.
(g) Dividends Reported as Exempt-Interest Dividends.  Dividends on MMP Shares shall be reported as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code or any successor provision.
(a) Additional Amount Payments and Taxable Allocations.  Holders of MMP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Amount Payments as provided in the Supplement for the Mode then in effect.  Except as may be provided in a Supplement, the Fund shall not be required to make Additional Amount Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.  The Fund may make Taxable Allocations as provided in the Supplement for the Mode then in effect.
4. Designation of Modes.
(a) Initial Mode and Subsequent Modes.  The additional or different terms and conditions applicable to the MMP Shares in the Initial Mode effective on the effective date of this Statement are as set forth in the Supplement entered as of the effective date of this Statement and attached as Appendix A hereto.  The additional or different terms and conditions applicable to the MMP Shares in any subsequent Modes or extensions of the Initial Mode or any subsequent Mode will be set forth in a Supplement effective on the date set forth in any such Supplement.
(b) Designation of Change in or Extension of Mode.  The Fund, at its option, may change the terms of and/or extend the Mode then in effect or, if applicable, designate a new Mode for the MMP Shares in accordance with the terms and subject to the conditions of this Statement and the Supplement for the Mode then in effect.
(c) Notices in Respect of Mode Designation or Extension.  The Fund shall deliver a notice of Mode designation or extension or proposed Mode designation or extension as specified in and otherwise in accordance with the Supplement that designated the Mode being succeeded or extended.
(d) Designation of Mode Provisions.  In connection with any Mode designated or extended pursuant to this Section 4, the Fund, subject to compliance with the last sentence of this paragraph and paragraph (e)

below and Massachusetts law, without the vote or consent of any Holder of MMP Shares, may (i) provide in the Supplement for such Mode for provisions relating solely to such Mode that are in addition to or different from the provisions set forth in this Statement and that differ from those provided in any other Supplement, including, but not limited to, with respect to optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum or minimum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, redemption provisions and definitions, and (ii) modify the terms of any Supplement then in effect to provide for optional tender provisions, and/or mandatory tender provisions, a liquidity facility or other credit enhancement, and other provisions.  Extension of any Mode, and the modification of any provisions relating to such Mode, shall be subject to any restrictions on extension or modification set forth herein or in the Supplement for such Mode.
(e) Modification of Statement in a Supplement Designating Mode Provisions.  Notwithstanding paragraph (d) above, no Supplement adopted in accordance with paragraph (d) above shall modify the terms of Section 1, this Section 4(e), Section 8, Section 10(b)(i), Section 11 or Section 12(a) of this Statement. Furthermore, subject only to the immediately preceding sentence, for purposes of any provision of this Statement that purports to limit the right of the Fund or the Board of Trustees to take any action with respect to this Statement or the MMP Shares, no terms or conditions adopted for a Mode shall be considered to affect the rights and preferences of the MMP Shares or any Holder or Beneficial Owner thereof as in effect for any preceding or succeeding Mode.
5. Voting Rights.
(a) One Vote Per MMP Share.  Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of MMP Shares shall be entitled to one vote for each MMP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding Preferred Shares, including each MMP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of Outstanding Preferred Shares, including MMP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each MMP Share, entitling the holder thereof to one vote.  Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including MMP Shares, voting together as a single class, shall elect the balance of the trustees.
(b) Voting for Additional Trustees.
(i)
Voting Period.  During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including MMP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including MMP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect.  A Voting Period shall commence:

(A)
if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any Outstanding Preferred Shares, including MMP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)	if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

A Voting Period shall terminate upon all of the foregoing conditions ceasing to exist.  Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).
(ii)
Notice of Special Meeting.  As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 calendar days after the date of mailing of such notice.  If a special meeting is not called by the Fund, it may be called by any such holder on like notice.  The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed.  At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)
Terms of Office of Existing Trustees.  The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)
Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period.  Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c) Holders of MMP Shares to Vote on Certain Other Matters.
(i)
Certain Amendments Requiring Approval of MMP Shares.  Except as otherwise permitted by the terms of this Statement including, without limitation, Section 4 hereof, so long as any MMP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MFP Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, (x) to modify the terms of Section 1, Section 4(e), Section 8, Section 10(b)(i), Section 11 or Section 12(a) of this Statement or (y) so as to materially and adversely affect any preference, right or power of such MMP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 9 hereof shall not be considered to materially and adversely affect the rights and preferences of the MMP Shares, (ii) a division of an MMP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the  MMP Shares and (iii) a Supplement establishing terms and conditions for a new Mode in accordance with Section 4 hereof or a modification of a Supplement then in effect in accordance with the terms of Section 4(d) hereof shall not be considered to materially and adversely affect the rights and preferences of the MMP Shares.  For purposes of the foregoing, no other matter shall be deemed to materially and adversely affect any preference, right or power of an MMP Share or the Holder thereof unless such matter (i) reduces or abolishes any preferential right of such MMP Share or (ii) reduces or abolishes any right in respect of redemption of such MMP Share applicable to the Mode then in effect (other than solely as a result of a division of an MMP Share or as provided in the Supplement designating such Mode in accordance with Section 4 hereof).  So long as any MMP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66⅔% of the Holders of the MMP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.  Additionally, notwithstanding the foregoing, (1) (x) no extension of the Term Redemption Date or (y) reduction or repeal of the Liquidation Preference of the MMP Shares that adversely affects the rights of the Holders of the MMP Shares relative to each other or any other shares of the Fund shall be effected without, in each case, the prior unanimous vote or consent of the Holders of the MMP Shares, and (2) with respect to a Supplement then in effect, no change reducing the amount or extending the timing of any payment due on the MMP Shares or adversely affecting the taxability of any payments due on the MMP Shares, in each case, other than in accordance with the terms of such Supplement, or to the obligation of the Fund to (x) pay the Redemption Price on any Redemption Date, (y) accumulate dividends at the Dividend Rate for, or other required distributions on, the MMP Shares, or (z) pay the Optional Redemption Premium, if any, shall be effected without, in each case, the prior unanimous vote or consent of the Holders of the MMP Shares in the Mode to which such Supplement relates.  No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement including any Supplement hereto.
(ii)
1940 Act Matters.  Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including MMP Shares, Outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.  For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii)
Exclusive Right to Vote on Certain Matters.  Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of MMP Shares is otherwise required by this Statement, Holders of Outstanding MMP Shares will be entitled as a series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting MMP Shares only and (ii) Holders of Outstanding MMP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of MMP Shares, as expressly set forth in the Declaration and this Statement.

(d) Fund May Take Certain Actions Without Shareholder Approval.  Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of the Board of Trustees to amend or alter other provisions of this Statement or any Supplement, if otherwise permitted by the Declaration and applicable law, without the vote, approval or consent of any Holder of MMP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement or any such Supplement.
(e) Voting Rights Set Forth Herein are Sole Voting Rights.  Unless otherwise required by the Declaration or applicable law, the Holders of MMP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein or in the Supplement applicable to the Mode then in effect; provided, that nothing in this Statement or any Supplement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of MMP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.
(f) No Preemptive Rights or Cumulative Voting.  The Holders of MMP Shares shall have no preemptive rights or rights to cumulative voting.
(g) Sole Remedy for Fund’s Failure to Pay Dividends.  In the event that the Fund fails to pay any dividends on the MMP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement, any Supplement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.
(h) Holders Entitled to Vote.  For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any MMP Share and no MMP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 10 of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose.  MMP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.
6. Asset Coverage.  The Fund shall maintain minimum Asset Coverage as provided in the Supplement applicable to the Mode then in effect.
(i)	Rating Agencies.
Requirements, if any, with respect to ratings for the MMP Shares or Rating Agencies shall be as provided in the Supplement applicable for the Mode then in effect.
8. Restrictions on Dividends and Other Distributions.
(a) Dividends on Preferred Shares Other than the MMP Shares.  Except as set forth in the next sentence, no dividends and other distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the MMP Shares for any period unless full cumulative dividends and other distributions have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent dividend payment date.  When dividends and other distributions due are not paid in full upon the shares of each series of Preferred Shares through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the MMP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon the MMP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the MMP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on the MMP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the MMP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per MMP Share shall be based on the Dividend Rate for such share for the Dividend Periods during which dividends were not paid in full).
(b) Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act.  The Board of Trustees shall not declare or pay any dividend or distribution (except a dividend payable in Common Shares) upon the Common Shares, or purchase or redeem or otherwise acquire for consideration any Common Shares or pay any proceeds of the liquidation of the Fund in respect of any Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company as a condition of declaring dividends on its common shares of stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.
(c) Other Restrictions on Dividends and Other Distributions.  For so long as any  MMP Share is Outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (b) of Section 11 hereof, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the MMP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the MMP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MMP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MMP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the MMP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of MMP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.
9. Issuance of Additional Preferred Shares. So long as any MMP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with MMP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding MMP Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then Outstanding or so established and created, including additional MMP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have at least the Asset Coverage (calculated in the same manner as is contemplated by the Supplement for the Mode then in effect) specified in the Supplement for the Mode then in effect.
10. Redemption.
(a) Optional Redemption.  The MMP Shares may be redeemed, at the option of the Fund, on such terms and conditions as are set forth in the Supplement applicable to the Mode then in effect.
(b) Mandatory Redemption.
(i)
The Fund shall redeem all Outstanding MMP Shares on the Term Redemption Date, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(ii)	The MMP Shares otherwise shall be subject to mandatory redemption by the Fund on such terms and conditions as are set forth in the Supplement applicable to the Mode then in effect.
(c) Notice of Redemption.  The Fund will send a notice of redemption (a “Notice of Redemption”) in accordance with the provisions set forth in the Supplement applicable to the Mode then in effect.  The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption.  No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.
(a) No Redemption Under Certain Circumstances.  Notwithstanding the other provisions of this Section 10, except as otherwise required by law, the Fund shall not redeem any MMP Shares or other series of Preferred Shares unless all accumulated and unpaid dividends and other distributions on all Outstanding MMP Shares and shares of other series of Preferred Shares for all applicable past Dividend Periods (or the equivalent for other series of Preferred Shares) (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions)

shall have been or are contemporaneously deposited with the Tender and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding MMP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding MMP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.
(e) Absence of Funds Available for Redemption.  To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available.  A failure to redeem MMP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares subject to optional redemption or as provided in a Supplement where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.  Notwithstanding the fact that the Fund may not have redeemed MMP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on MMP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those MMP Shares for which a Notice of Redemption has been provided.
(f) Tender and Paying Agent as Trustee of Redemption Payments by Fund.  All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of MMP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed or returned to the Fund in accordance with paragraph (g) below.
(g) Deposit with the Tender and Paying Agent; MMP Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding.  Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 10 in accordance with the Supplement for the Mode then in effect, the Fund shall irrevocably deposit with the Tender and Paying Agent in accordance with the Supplement for the Mode then in effect an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the MMP Shares that are subject to such notice.  Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 10, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the MMP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Supplement for the Mode then in effect.  Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of MMP Shares subject to redemption.  In the case that fewer than all of the MMP Shares  represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof.  The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any Deposit Securities deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the MMP Shares called for redemption on such date and (ii) all other amounts to which Holders of MMP Shares called for redemption may be entitled.  In connection with the Term Redemption Date, any funds so deposited that are unclaimed at the end of ninety (90) days from the Term Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of MMP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.  The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

(h) Compliance With Applicable Law.  In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.
(i) Only Whole MMP Shares May Be Redeemed.  In the case of any redemption pursuant to this Section 10, only whole MMP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.
(j) Modification of Redemption Procedures.  Notwithstanding the foregoing provisions of this Section 10, the Fund may, in its sole discretion, modify the procedures set forth above or the procedures set forth in the Supplement applicable to the Mode then in effect with respect to notification of redemption for the MMP Shares, provided that such modification does not materially and adversely affect the Holders of the MMP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent.
(i)
Term Redemption Liquidity Account and Liquidity Requirement. (i) At least six months prior to the Term Redemption Date, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the Outstanding MMP Shares.  If, during the six-month period, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than 110% of the Liquidation Preference of the Outstanding MMP Shares, then the Fund shall cause the Custodian and the Manager to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to 110% of the Liquidation Preference of the Outstanding MMP Shares not later than the close of business on the next succeeding Business Day.  With respect to assets of the Fund earmarked as Liquidity Account Investments, the Manager, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value at least equal to 110% of the Liquidation Preference of the Outstanding MMP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) determined in accordance with paragraph (ii) below with respect to the Outstanding MMP Shares for such date.  The Fund shall cause the Custodian not to permit, and the Fund shall otherwise not permit, any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(ii)
The Market Value of the Deposit Securities held in the Liquidity Account, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the Term Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for the Outstanding MMP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of subsection (iii) below:

Number of Days Preceding the Term Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

(iii)
If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Liquidity Requirement in respect of the Outstanding MMP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Liquidity Requirement for the Outstanding MMP Shares not later than the close of business on the next succeeding Business Day.

(iv)
The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding MMP Shares.  Upon the deposit by the Fund with the Tender and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding MMP Shares on the Term Redemption Date for the Outstanding MMP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding MMP Shares as contemplated by this Section 10(k) shall lapse and be of no further force and effect.

11. Liquidation Rights.
(a) Distributions Upon Liquidation.  Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of MMP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the MMP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Statement in connection with the liquidation of the Fund.  After the payment to the Holders of the MMP Shares of the full preferential amounts provided for in this paragraph (a), the Holders of MMP Shares as such shall have no right or claim to any of the remaining assets of the Fund.
(b) Pro Rata Distributions.  In the event the assets of the Fund available for distribution to the Holders of MMP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 11, no such distribution shall be made on account of MMP or any shares of any other class or series of Preferred Shares ranking on a parity with the MMP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the MMP Shares, ratably, in proportion to the full distributable amounts for which holders of MMP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.
(c) Rights of Junior Shares.  Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the MMP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the MMP Shares as provided in paragraph (a) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the MMP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the MMP Shares shall not be entitled to share therein.

(d) Certain Events Not Constituting Liquidation.  Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.
12. Miscellaneous.
(a) Amendment of or Supplements to this Statement.  In addition to adopting a Supplement or Supplements in accordance with Section 4 hereof, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise required by applicable law), amend or supplement this Statement including any Supplement hereto, to (1) provide for the issuance of additional MMP Shares (and terms relating thereto), each such additional MFP Share to be governed by the terms of this Statement as so amended or supplemented, or (2) reflect any amendments or supplements to this Statement including amendments to any Supplement hereto made in accordance with Section 5(c)(i) hereof.  Furthermore, subject only to the immediately preceding sentence, for purposes of any provision of this Statement that purports to limit the right of the Fund or the Board of Trustees to take any action with respect to this Statement or the MMP Shares, no amendment or supplement to a Supplement adopted for a Mode shall be considered to affect the rights and preferences of the MMP Shares or any Holder or Beneficial Owner thereof as in effect for any preceding or succeeding Mode.
(b) No Fractional Shares.  No fractional MMP Shares shall be issued.
(c) Status of MMP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund.  MMP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any MMP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such MMP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued MMP Shares.
(d) Treatment of MMP Shares as Stock.  Each Holder and Beneficial Owner, by virtue of acquiring MMP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the MMP Shares as stock in the Fund.
(e) Board May Resolve Ambiguities.  To the extent permitted by applicable law, without shareholder approval, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.
(f) Headings Not Determinative.  The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.
(g) Notices.  All notices or communications, unless otherwise specified in the by-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.  Any notice given to Holders or Beneficial Owners in accordance with the terms hereof or the applicable Supplement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.
13. Transfers.
(a) Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of MMP Shares only in whole shares and only as permitted by the terms of the Supplement for the Mode then in effect.  The Fund has not registered the MMP Shares under the Securities Act.  Accordingly, the MMP Shares are subject to restrictions on transferability and resale and, unless otherwise permitted by the Fund, may only be purchased by and sold to persons the seller reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the

Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the MMP Shares.
(b) If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to Holders and Beneficial Owners of MMP Shares and prospective purchasers of MMP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.
14. Global Certificate.
So long as any MMP Share shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such MMP Share shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

IN WITNESS WHEREOF, Delaware Investments National Municipal Income Fund has caused this Statement to be signed as of _______, in its name and on its behalf by a duly authorized officer.  The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officer of the Fund has executed this Statement as an officer and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL
INCOME FUND

By:
Name: Richard Salus
Title: Senior Vice President and Chief Financial Officer

Signature Page to Statement

Appendix A
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

SUPPLEMENT INITIALLY DESIGNATING THE VARIABLE RATE MODE FOR THE SERIES 2049-[●] MUNI-MULTIMODE PREFERRED SHARES PURSUANT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES 2049-[●] MUNI-MULTIMODE PREFERRED SHARES

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

SUPPLEMENT INITIALLY DESIGNATING THE VARIABLE RATE MODE FOR THE SERIES 2049-[●] MUNI-MULTIMODE PREFERRED SHARES PURSUANT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES 2049-[●] MUNI-MULTIMODE PREFERRED SHARES

This Supplement Initially Designating the Variable Rate Mode for the Series 2049-[●] Muni-MultiMode Preferred Shares (this “Supplement”) pursuant to the Statement Establishing and Fixing the Rights and Preferences of Series 2049-[●] Muni-MultiMode Preferred Shares, effective [●] (the “Statement”), designates the Initial Mode (as defined below) as a Variable Rate Mode (as defined below) for the Series 2049-[●] Muni-MultiMode Preferred Shares of Delaware Investments National Municipal Income Fund (the “Fund”).  This Supplement establishes, pursuant to Section 4 of the Statement, the additional terms and conditions of the Series 2049-[●] Muni-MultiMode Preferred Shares for the Initial Mode commencing on the Mode Commencement Date and ending on the Mode Termination Date (subject to early transition or extension in accordance with Article 3 below).
ARTICLE 1
DEFINITIONS
1.1. Definitions.  Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the Statement.  The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
“Accelerated Expiration Date” has the meaning set forth in Section 3.4.
“Accelerated Transition Notice Date” means, if applicable, the Business Day on which the Fund receives written notice from the Purchaser to commence an Accelerated Transition Period and all other conditions to the occurrence of the Accelerated Transition Notice Date under the Purchase Agreement are satisfied.
“Accelerated Transition Period” means the period commencing on the Accelerated Transition Notice Date and ending on the earliest to occur of (i) a successful Transition Remarketing, (ii) no MMP Shares being Outstanding or (iii) the Accelerated Expiration Date.
“Additional Amount Payment” means a payment to a Beneficial Owner of MMP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Additional Amount Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable (for regular federal income tax purposes) from the gross income of such Beneficial Owner.  Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of MMP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund and without giving effect to any other federal tax based on income, such as the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner of MMP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is made.
 “Agent Member” has the meaning set forth in the Statement.

“Applicable Spread” means, with respect to any Dividend Reset Period, the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the MMP Shares by any Rating Agency in the table set forth directly below on the Rate Determination Date for such Dividend Reset Period; provided, however, that, if the MMP Shares are not assigned a credit rating by any Rating Agency on the Rate Determination Date for such Dividend Reset Period as a result of each Rating Agency ceasing to rate tax-exempt closed-end investment companies generally, and such condition shall be continuing for more than 60 calendar days, “Applicable Spread” means, with respect to such Dividend Reset Period, (a) the percentage per annum in such table directly below the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the MMP Shares by any Rating Agency in such table prior to such Rate Determination Date, or (b) 5.95% per annum if such percentage per annum set forth opposite such highest applicable credit rating is 2.95% per annum.
Long Term Ratings*
Fitch	Applicable Percentage**
AAA to AA	0.95%
AA-	1.15%
A+	1.35%
A	1.55%
A-	1.75%
BBB+	2.65%
BBB	2.70%
BBB-	2.95%
*And/or the equivalent ratings of another Rating Agency then rating the MMP Shares utilizing the highest of the ratings of the Rating Agencies then rating the MMP Shares.	**Unless an Increased Rate Period is in effect, in which case the Applicable Spread shall be 5.95% for such Increased Rate Period.

“Asset Coverage” has the meaning set forth in the Statement.
“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.2(a)), the date that is thirty (30) calendar days following such Business Day.
“Below Investment Grade” means as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):
(i) lower than BBB-, in the case of Fitch; and
(ii) lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any other Rating Agency.
“Beneficial Owner” has the meaning set forth in the Statement.
“Business Day” has the meaning set forth in the Statement.

“Closed-End Funds” has the meaning set forth in Section 2.11.
“Code” has the meaning set forth in the Statement.
“Custodian” has the meaning set forth in the Statement.
“Declaration” has the meaning set forth in the Statement.
“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:
(1) cash or any cash equivalent;
(2) any U.S. Government Security;
(3) any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Supplement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;
(4) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or
(5) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Supplement (or such rating’s future equivalent).
“Dividend Default” has the meaning set forth in Section 2.1(f)(i).
“Dividend Payment Date” means (i) the first Business Day of each calendar month, commencing [●], (ii) the first Business Day following the last calendar day of the Initial Mode (and, if such date is designated a New Mode Commencement Date, the date, if any, to which it shall have been postponed in accordance with Section 3.3(e)), and (iii) each other date designated for the payment of dividends in accordance with this Supplement, including, as applicable, any Special Dividend Payment Date.
“Dividend Period” means, with respect to any Dividend Payment Date, (i) in the case of the first Dividend Payment Date, the period from and including the Mode Commencement Date to and including [●], and (ii) for each subsequent Dividend Payment Date, (a) for each regular monthly Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month ending immediately preceding the month in which the current Dividend Payment Date falls to and including the last calendar day of such month, (b) for each regular monthly Dividend Payment Date following a Special Dividend Payment Date, the period from and including the Special Dividend Payment Date to and including the last calendar day of the month immediately preceding the month in which the current Dividend Payment Date falls, (c) for each Special Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month in which such regular monthly Dividend Payment Date falls to but excluding the Special Dividend Payment Date and (d) for each Special Dividend Payment Date following another Special Dividend Payment Date, the period from and including the prior Special Dividend Payment Date to but excluding the current Special Dividend Payment Date.  Notwithstanding the foregoing, the final Dividend Period in the Initial Mode shall end on and include the last calendar day of the Initial Mode.

“Dividend Rate” means, with respect to any Dividend Reset Period and subject to the adjustment described in Section 2.6, (i) for the Initial Dividend Reset Period, the Index Rate for the Initial Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period and (ii) for each Subsequent Dividend Reset Period, the Index Rate in effect as of the Dividend Reset Date constituting the first day of such Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period; provided, however, that, with respect to any Increased Rate Period, the Dividend Rate shall mean the Increased Rate for such Increased Rate Period; provided further, that the Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.
“Dividend Reset Date” means (i) the Mode Commencement Date and (ii) thereafter, the first day of each Dividend Reset Period.
“Dividend Reset Period” means the Initial Dividend Reset Period and any Subsequent Dividend Reset Period.
“Effective Leverage Ratio” has the meaning set forth in Section 2.2(d).
“Effective Leverage Ratio Cure Date” has the meaning set forth in Section 2.3(c)(ii)(A).
“Electronic Means” has the meaning set forth in the Statement.
“Failed Transition Event” means that either (i) the Transition Notice required by Section 3.3(e) states that the Transition Remarketing Agent was unable to successfully remarket all of the MMP Shares to be purchased on the New Mode Commencement Date or (ii) the remarketing proceeds for any tendered MMP Shares are not received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, subject to the proviso in Section 3.3(e), in each case, on the New Mode Commencement Date, or (iii) the Fund has otherwise been unsuccessful in extending the Initial Mode or establishing a new Mode to succeed the Initial Mode on the New Mode Commencement Date (in each of which cases the related MMP Shares will be treated as not having been successfully remarketed).
“Failed Transition Redemption Date” means not later than the third Business Day following the earlier to occur of (i) the New Mode Commencement Date immediately following the Accelerated Expiration Date, if applicable, (ii) the Optional Early Expiration Date, if applicable, and (iii) [●], in each case, only if a Failed Transition Event shall have occurred and be continuing as of such date.
“Fitch” has the meaning set forth in the Statement.
“Fund” has the meaning set forth in the preamble to this Supplement.
“Holder” has the meaning set forth in the Statement.
“Increased Rate” means, for any Increased Rate Period, the Index Rate for such Increased Rate Period plus an Applicable Spread of 5.95%.
“Increased Rate Period” has the meaning set forth in Section 2.1(f)(i).
“Index Rate” means, with respect to any Dividend Reset Period or portion thereof, (i) the SIFMA Municipal Swap Index made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date. If the Index Rate in respect of any Dividend Reset Period would otherwise be less than 0.15% per annum, the Index Rate for such Dividend Reset Period will be deemed to be 0.15% per annum.

“Initial Dividend Reset Period” means the period commencing on, and including the Mode Commencement Date, and ending on, and including, the next succeeding calendar day that is a Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day).
“Initial Mode” means the Variable Rate Mode designated by this Supplement for the period commencing on the Mode Commencement Date and ending on the Mode Termination Date.
“Liquidation Preference” has the meaning set forth in the Statement.
“Macquarie Investment Management Person” means the Manager or any affiliated person of the Manager (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the MMP Shares which are to be cancelled within ten (10) days of purchase by the Fund).
“Manager” has the meaning set forth in the Statement.
“Mandatory Redemption Date” has the meaning set forth in Section 2.3(c)(iii).
“Mandatory Tender” means the mandatory tender of all MMP Shares by the Beneficial Owners thereof for Transition Remarketing and purchase on the New Mode Commencement Date.
“Market Value” has the meaning set forth in the Statement.
“Maximum Rate” means 15% per annum (exclusive of any Additional Amount Payments).
“Mode” has the meaning set forth in the Statement.
“Mode Commencement Date” means [●].
“Mode Extension/Change Notice” has the meaning set forth in Section 3.2(a).
“Mode Termination Date” means the earliest of (i) the Accelerated Expiration Date, in the case of a successful transition to a new Mode pursuant to Section 3.4, (ii) the Optional Early Expiration Date, in the case of a successful transition to a new Mode pursuant to Section 3.5, (iii) [●], in the event of a successful transition to a new Mode upon expiration of the Initial Mode, or the date to which such date is extended upon extension of the Initial Mode in accordance with Article 3, and (iv) the Failed Transition Redemption Date.
“Municipal Security” has the meaning set forth in the Statement.
“Muni-MultiMode Preferred Shares” or “MMP Shares” has the meaning set forth in the Statement and as used in this Supplement refers only to the Series 2049-[●] Muni-MultiMode Preferred Shares.
“New Mode Commencement Date” has the meaning set forth in Section 3.1(a).
“Notice of Redemption” has the meaning set forth in Section 2.3(e)(i).
“Notice of Taxable Allocation” has the meaning set forth in Section 2.6(a).
“NRSRO” has the meaning set forth in the Statement.
“Optional Early Expiration Date” has the meaning set forth in Section 3.5(a).
“Optional Early Transition” has the meaning set forth in Section 3.5(a).
“Optional Redemption Date” has the meaning set forth in Section 2.3(d)(i).

“Outstanding” has the meaning set forth in the Statement.
“Person” has the meaning set forth in the Statement.
“Preferred Shares” has the meaning set forth in the Statement.
“Purchase Agreement” means the Initial Series 2049-[●] Muni-MultiMode Preferred Shares (MMP) Purchase Agreement to be dated as of [●], between the Fund and the Purchaser, as the same may be amended, restated or modified from time to time in accordance with its terms.
“Purchase Price” means an amount equal to the Liquidation Preference of each MMP Share to be purchased on the New Mode Commencement Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the New Mode Commencement Date.
“Purchaser” means Toronto-Dominion Investments, Inc., a Delaware corporation, as the initial purchaser of the MMP Shares pursuant to the Purchase Agreement.
“Rate Determination Date” means, with respect to the Initial Dividend Reset Period, [●], and, with respect to any Subsequent Dividend Reset Period, the last day of the immediately preceding Dividend Reset Period or, if such day is not a Business Day, the next succeeding Business Day (provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day).
“Rating Agencies” means, as of any date, (i) Fitch and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.4, in each case above, to the extent it maintains a rating on the MMP Shares on such date and the Board of Trustees has not terminated its designation as a Rating Agency in accordance with Section 2.4.   Fitch has initially been designated as the Rating Agency for purposes of the MMP Shares.  In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of the MMP Shares and such Rating Agency has been replaced by another Rating Agency in accordance with Section 2.4, any references to any credit rating of such replaced Rating Agency in this Supplement shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the other Rating Agency that has replaced such Rating Agency using the most recent published credit ratings for the MMP Shares of such replacement Rating Agency or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Supplement shall instead be deemed to be references to such corresponding replacement rating definition.  In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the MMP Shares is terminated in accordance with Section 2.4, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Supplement for the MMP Shares, shall be disregarded, and only the ratings of the then-designated Rating Agencies for the MMP Shares shall be taken into account for purposes of this Supplement, provided that, for purposes of determining the Dividend Rate applicable to a Dividend Reset Period, any designation of a Rating Agency after the Rate Determination Date for such Dividend Reset Period will take effect on or as of the next succeeding Rate Determination Date.
“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the MMP Shares.
“Ratings Event” has the meaning set forth in Section 2.1(f)(i).
“Redemption Date” has the meaning set forth in Section 2.3(e)(i) and includes, as applicable, the Term Redemption Date, a Failed Transition Redemption Date, any Mandatory Redemption Date or any Optional Redemption Date.
“Redemption Default” has the meaning set forth in Section 2.1(f)(i).

“Redemption Price” means, for each MMP Share to be redeemed pursuant to Section 2.3, a price per share equal to (x) the Liquidation Preference per MMP Share, plus (y) an amount equal to all unpaid dividends and other distributions on such MMP Share accumulated from and including the Date of Original Issue of such MMP Share to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon, and subject to Section 2.3(e)(vi)).
“Required Beneficial Owners” means the Beneficial Owners of 100% of the Outstanding MMP Shares.
“Retention Transition” has the meaning as set forth in Section 3.3(c).
“Securities Depository” has the meaning set forth in the Statement.
“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.
“Special Dividend Payment Date” has the meaning set forth in Section 2.1(g).
“Statement” has the meaning set forth in the preamble to this Supplement.
“Subsequent Dividend Reset Period” means the period from, and including, the first day following the Initial Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from, and including, the first day following the end of the previous Subsequent Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day).
“Supplement” has the meaning set forth in the preamble to this Supplement.
“Tax Event” has the meaning set forth in Section 2.1(f)(i).
“Taxable Allocation” means the allocation of any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid in respect of the MMP Shares.
“Tender and Paying Agent” means The Bank of New York Mellon and its successors or any other tender and paying agent appointed by the Fund with respect to the MMP Shares.
“Tender and Paying Agent Agreement” means, with respect to the MMP Shares, the Tender and Paying Agent Agreement to be dated as of [●], by and between the Fund and the Tender and Paying Agent, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other tender and paying agent appointed by the Fund.
“Term Redemption Date” has the meaning set forth in the Statement.
 “Transition Notice” has the meaning set forth in Section 3.3(e).
“Transition Remarketing” means the remarketing of the MMP Shares by or on behalf of the Beneficial Owners thereof, if applicable, by the Transition Remarketing Agent, pursuant to the Mandatory Tender in connection with the transition from the Initial Mode to a new Mode.

“Transition Remarketing Agent” means the entity or entities appointed as such by the Fund to conduct the Transition Remarketing.
“U.S. Government Security” has the meaning set forth in the Statement.
“Variable Rate Mode” means the Mode established for the MMP Shares by the terms and conditions of the Statement as supplemented by this Supplement.
1.2. Interpretation.  (a)  The headings preceding the text of Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement.  The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement.  The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.  Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.  Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof.  Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder.  References to Sections shall refer to those portions of this Supplement, unless otherwise provided.  The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.
(b) Subject to Section 4(e) of the Statement, this Supplement sets forth the additional terms and conditions of the MMP Shares for the Initial Mode.
(c) This Supplement shall be effective on the Mode Commencement Date.
ARTICLE 2
TERMS APPLICABLE TO THE SERIES 2049-[●] MUNI-MULTIMODE PREFERRED SHARES FOR
THE INITIAL MODE
The MMP Shares shall have the following terms for the Initial Mode:
2.1. Dividends and Distributions.
(a) Applicable Rates. The amount of dividends per share payable on MMP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period.  The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) shall be computed by (i) multiplying the Dividend Rate in effect for MMP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which shall be the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which shall be the actual number of days in the year in which such Dividend Reset Period (or portion thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for an MMP Share.  The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period as provided in Section 2.1(f) below.
(b) Dividend Declaration and Entitlement.  Dividends on MMP Shares with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.1(e) hereof.  In connection with any transfer of MMP Shares, the transferor shall, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the Holder or Beneficial Owner, as applicable, of the MMP Shares in consideration of a portion of the purchase price for such MMP Shares paid by the transferee.

(c) Dividend Payment by Fund to Tender and Paying Agent. Not later than 5:00 p.m., New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund shall deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions, if any, that are payable on such Dividend Payment Date in respect of the MMP Shares.  The Fund may direct the Tender and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.
(d) Tender and Paying Agent as Trustee of Dividend Payments by Fund.  All Deposit Securities deposited with the Tender and Paying Agent for the payment of dividends and other distributions, if any, payable on MMP Shares shall be held in trust for the payment of such dividends and other distributions by the Tender and Paying Agent for the benefit of the Holders of the MMP Shares entitled to the payment of such dividends and other distributions pursuant to Section 2.1(e).  Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends and other distributions, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.
(e) Dividends Paid to Holders.  Dividends and any distributions made pursuant to Section 2.6(a) on the MMP Shares shall be paid on each Dividend Payment Date to the Holders of the MMP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day).  Dividends and any distributions made pursuant to Section 2.6(a) in arrears on MMP Shares for any past Dividend Period may be declared (to the extent not previously declared) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees.  No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments of other distributions on MMP Shares which may be in arrears.
(f) Increased Rate.  (i) The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period.  An “Increased Rate Period” shall commence (A) on a Dividend Payment Date if the Fund has failed (as a result of complying with Section 8(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the MMP Shares payable on such Dividend Payment Date (a “Dividend Default”), and continue to, but excluding, the Business Day on which such Dividend Default has ended as contemplated by Section 2.1(f)(ii); (B) on an applicable Redemption Date for the MMP Shares (or any thereof) if the Fund has failed (as a result of complying with Section 8(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Redemption Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such Redemption Date (a “Redemption Default”), and continue to, but excluding, the Business Day on which such Redemption Default has ended as contemplated by Section 2.1(f)(ii); (C) on the Business Day on which any Rating Agency has withdrawn the credit rating required to be maintained with respect to the MMP Shares pursuant to Section 2.4 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally, or on which the Board of Trustees has terminated the designation of a Rating Agency without complying with the requirements of Section 2.4, and the MMP Shares are not then rated by a Rating Agency, and continue to, but excluding, the Business Day on which compliance with Section 2.4 is restored; (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the MMP Shares and continue to, but excluding, the Business Day on which such Ratings Event has ended; or (E) (x) on the Business Day on which a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the MMP Shares do not qualify as equity in the Fund and (y) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”) and continue so long as any MMP Shares are Outstanding.  A “Ratings Event” shall be deemed to exist with respect to the MMP Shares at any time the MMP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time (or from the Rating Agency designated at such time if only one Rating Agency is then designated) that is Below Investment Grade.  For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the

Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.  In no event shall an Increased Rate be cumulative, notwithstanding the existence of and continuation of multiple conditions giving rise to an Increased Rate Period.
(ii) A Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and other distributions on the MMP Shares and any unpaid Redemption Price on the MMP Shares (or any thereof, as applicable) shall have been deposited irrevocably in trust in same-day funds with the Tender and Paying Agent.
(g) Special Dividend Payment Dates.  Notwithstanding the foregoing, the Fund in its discretion may establish Dividend Payment Dates (each, a “Special Dividend Payment Date”) more frequent than monthly Dividend Payment Dates in respect of the Initial Mode; provided, that any such Special Dividend Payment Date shall be a Business Day.
2.2. Coverage & Leverage Tests.
(a) Asset Coverage Requirement.  For so long as any MMP Shares are Outstanding during the Initial Mode, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day.  If the Fund shall fail to maintain such Asset Coverage as of the close of business on any Business Day, the provisions of Section 2.3(c)(i) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.2(a).
(b) Calculation of Asset Coverage.  For purposes of determining whether the requirements of Section 2.2(a) are satisfied, (i) no MMP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.2(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such shares or other Preferred Shares) to pay the full redemption price for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the MMP Shares or other Preferred Shares and the requisite notice of redemption for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.
(c) Effective Leverage Ratio Requirement.  For so long as MMP Shares are Outstanding during the Initial Mode, the Effective Leverage Ratio shall not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day.  If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of the close of business on any Business Day, the provisions of Section 2.3(c)(ii) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.2(c).
(d) Calculation of Effective Leverage Ratio.  For purposes of determining whether the requirements of Section 2.2(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:
(i) The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by
(ii) The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clause (A) of Section 2.2(d)(i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.
2.3. Redemption.  The MMP Shares shall be subject to redemption by the Fund as provided below:
(a) Term Redemption.  The Fund shall redeem all Outstanding MMP Shares on the Term Redemption Date as provided in the Statement.
(b) Failed Transition Redemption.  The Fund shall redeem all Outstanding MMP Shares on the Failed Transition Redemption Date, if any, if a Failed Transition Event has occurred and is continuing as of such date, at a price per MMP Share equal to the Redemption Price.
(c) Asset Coverage and Effective Leverage Ratio Mandatory Redemption.
(i) Asset Coverage Mandatory Redemption.
(A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.2(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.2(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.3(c)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MMP Shares, to enable it to meet the requirements of Section 2.3(c)(i)(B).  In the event that any MMP Shares then Outstanding are to be redeemed pursuant to this Section 2.3(c)(i) or Section 2.3(c)(ii), the Fund shall redeem such shares at a price per MMP Share equal to the Redemption Price.
(B) On the Redemption Date for a redemption contemplated by Section 2.3(c)(i)(A), the Fund shall redeem, at the Redemption Price per MMP Share or specified redemption price for any other Preferred Shares, as applicable, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of MMP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of MMP Shares and other Preferred Shares the redemption or retirement of which would have such result, all MMP Shares and other Preferred Shares then outstanding shall be redeemed) and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law.  Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.3(c)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.3(c) a sufficient number of MMP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%.  The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MMP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those MMP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.  If fewer than all of the Outstanding MMP Shares are to be redeemed pursuant to this Section 2.3(c)(i), the number of MMP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(c)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

(ii) Effective Leverage Ratio Mandatory Redemption.
(A) If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.2(c) or as determined in accordance with Section 6.13 of the Purchase Agreement (if then in effect) as of any time as of which such compliance is required to be determined in accordance with Section 2.2(c) and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption or other transactions required by this Section 2.3(c)(ii), the Fund shall not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Supplement and under the Purchase Agreement) to not exceed the Effective Leverage Ratio required under Section 2.2(c) (without giving effect to the parenthetical provision in the first sentence of Section 2.2(c)) as so determined, by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, causing a notice of redemption to be issued, and, in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MMP Shares, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.3(c)(ii)(A).  In the event that any MMP Shares are to be redeemed pursuant to clause (y) of this Section 2.3(c)(ii)(A), the Fund shall redeem such MMP Shares at a price per MMP Share equal to the Redemption Price.  Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.3(c)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.3(c)(ii) a sufficient number of MMP Shares that, when aggregated with other Preferred Shares redeemed by the Fund and after giving effect to the transactions described in clause (x) of this Section 2.3(c)(ii)(A), would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.
(B) On the Redemption Date for a redemption contemplated by clause (y) of Section 2.3(c)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law.  If the Fund is unable to redeem the required number of MMP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.3(c)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those MMP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.  If fewer than all of the Outstanding MMP Shares are to be redeemed pursuant to clause (y) of Section 2.3(c)(ii)(A), the number of MMP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(c)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.
(iii) Mandatory Redemption Date.  Any date fixed for the redemption of MMP Shares pursuant to the requirements of this Section 2.3(c) and in accordance with Section 2.3(e) shall constitute a “Mandatory Redemption Date.”
(d) Optional Redemption.
(i) Subject to the provisions of Section 2.3(d)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding MMP Shares, at a price per MMP Share equal to the Redemption Price.
(ii) If fewer than all of the Outstanding MMP Shares are to be redeemed pursuant to Section 2.3(d)(i), the MMP Shares to be redeemed from the respective Holders shall be selected either (A) pro rata among the Holders of the MMP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided that, in each case, such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(d)(ii) shall be subject to any applicable procedures established by the Securities Depository.  Subject to the provisions of the Statement and this Supplement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MMP Shares will be redeemed pursuant to this Section 2.3(d) from time to time.
(iii) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.3(e) in respect of a redemption contemplated to be effected pursuant to this Section 2.3(d) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of MMP Shares by reason of the redemption of such MMP Shares on such Optional Redemption Date.
(iv) MMP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.3(c)(i)(B) or Section 2.3(c)(ii) shall be considered mandatorily redeemed in accordance therewith and not subject to this Section 2.3(d).
(e) Procedures for Redemption.
(i) If the Fund shall determine or be required to redeem, in whole or in part, MMP Shares pursuant to Section 2.3(a), (b), (c) or (d), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Tender and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means.  A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, which consent shall not be deemed to be a vote required by Section 5 of the Statement) prior to the date fixed for redemption pursuant to this Section 2.3(e) in such Notice of Redemption (the “Redemption Date”).  Each such Notice of Redemption shall state:  (A) the Redemption Date; (B) the series and number of MMP Shares to be redeemed; (C) the CUSIP number for the MMP Shares; (D) the applicable Redemption Price on a per share basis or, if not then ascertainable, the manner of calculation thereof; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the MMP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Supplement under which such redemption is made.  If fewer than all MMP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of MMP Shares to be redeemed from such Holder and/or the method of determining such number.  The Fund may provide in the Notice of Redemption relating to a Failed Transition Redemption Date that such redemption is subject to the condition of the Failed Transition Event being continuing on such Failed Transition Redemption Date.  The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Supplement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption.  No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.
(ii) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of a Notice of Redemption and prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date (so long as any applicable conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the MMP Shares to be redeemed on the Redemption Date and (B) give the Tender and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the MMP Shares called for redemption and redeemed on the Redemption Date.  The Fund may direct the Tender and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the MMP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such MMP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof, including Section 2.3(e)(vi), up to (but excluding) the applicable date of redemption of the MMP Shares, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.3(e)(v) below, shall be payable as part of the applicable Redemption Price on the date of redemption of the MMP Shares).  The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the MMP Shares called for redemption and redeemed on the Redemption Date.  In connection with any Redemption Date other than the Term Redemption Date, any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the date of redemption of the MMP Shares shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the MMP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof.   The Fund shall be entitled to receive, from time to time after the date of redemption, any interest on the Deposit Securities so deposited.
(iv) On or after the Redemption Date, each Holder of MMP Shares in certificated form (if any) outside the book-entry system of the Securities Depository that are subject to redemption shall surrender the certificate(s) evidencing such MMP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such MMP Shares, without interest, and, in the case of a redemption of fewer than all the MMP Shares represented by such certificate(s), a new certificate representing the MMP Shares that were not redeemed.
(v) In the case of any redemption pursuant to Section 2.3(d), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.  Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MMP Shares, dividends shall be declared and paid on each Dividend Payment Date in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such MMP Shares shall have been deposited in trust with the Tender and Paying Agent for that purpose.
(vi) Notwithstanding anything to the contrary herein or in any Notice of Redemption, if the Fund shall not have redeemed MMP Shares on the applicable Redemption Date, the Holders of the MMP Shares subject to redemption shall continue to be entitled to receive dividends on such shares at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon), together with any Additional Amount Payment applicable thereto, shall be included in the Redemption Price for the MMP Shares.
(f) Tender and Paying Agent as Trustee of Redemption Payments by Fund.  All Deposit Securities transferred to the Tender and Paying Agent for payment of the Redemption Price of MMP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of MMP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.3(e)(iii) above.
(g) Modification of Redemption Procedures.  Notwithstanding the foregoing provisions of this Section 2.3, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the MMP Shares, provided that such modification does not materially and adversely affect the Holders of the MMP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.
2.4. Rating Agencies.  The Fund shall use commercially reasonable efforts to cause a Rating Agency to issue a long-term credit rating with respect to the MMP Shares for so long as the MMP Shares are Outstanding during the Initial Mode.  The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines.  If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder.  The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to the MMP Shares so long as, immediately following such termination, there would be at least one Rating Agency with respect to the MMP Shares; provided, that the replacement of a Rating Agency shall not occur unless the replacement Rating Agency shall have at the time of such replacement (i) published a rating for the MMP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions.  The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies hereunder with respect to MMP Shares by notice to the Holders of the MMP Shares.  The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of MMP Shares or any other shareholder of the Fund.
2.5. Issuance of Additional Preferred Shares.  So long as any MMP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with MMP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding MMP Shares, and authorize, issue and sell additional shares of any such Series of Preferred Shares then outstanding or so established and created, including additional MMP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.2(b)) of at least 225%.
2.6. Distributions with respect to Taxable Allocations.  Whenever a Taxable Allocation is to be paid by the Fund with respect to the MMP Shares with respect to any Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.6:
(a) The Fund may provide notice to the Tender and Paying Agent prior to the commencement of any Dividend Period for the MMP Shares of the amount of the Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”).  Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each MMP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Dividend Reset Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment in respect of the Taxable Allocation paid on such MMP Share for such Dividend Period.  In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share of such series for such Dividend Period equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period.  The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of the MMP Shares as provided in this Section 2.6(a), and shall only effect the adjustment or distribution in respect of Taxable Allocations as described in Section 2.6(b) and/or Section 2.6(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the adjustment or distribution in respect of a Taxable Allocation as contemplated by this Section 2.6(a).
(b) If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.6(a) with respect to a Taxable Allocation that is made in respect of the MMP Shares, the Fund may make one or more supplemental distributions on the MMP Shares equal to the Additional Amount Payment due in respect of such Taxable Allocation.  Any such supplemental distribution in respect of the MMP Shares shall be made reasonably promptly following any such Taxable Allocation and may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of the MMP Shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.
(c) If in connection with a redemption of MMP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.6(a) or made one or more supplemental distributions pursuant to Section 2.6(b), the Fund shall direct the Tender and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Beneficial Owner of such shares at such Person’s address as the same appears or last appeared on the record books of the Fund.  For such purpose, the Fund and the Tender and Paying Agent may rely on the address most recently provided by the Beneficial Owner in accordance with the Purchase Agreement (including any transferee certificate delivered in accordance therewith).
(d) Except as required by the Purchase Agreement, for so long as the applicable provisions of the Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments with respect to the MMP Shares with respect to any net capital gain or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.
2.7. Termination.  Upon the earlier to occur of (a) no MMP Shares being Outstanding or (b) the successful transition to a new Mode for the MMP Shares, all rights and preferences of the MMP Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to the MMP Shares shall terminate.
2.8. Actions on Other than Business Days.  Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.
2.9. Modification.  To the extent permitted by law, the Declaration, the Statement, this Supplement and the Purchase Agreement, the Board of Trustees, without the vote or consent of the Holders of the MMP Shares, may interpret, supplement or amend the provisions of this Supplement.
2.10. Transfers.  Unless otherwise permitted by the Fund, a Beneficial Owner or Holder of any MMP Shares may sell, transfer or otherwise dispose of MMP Shares only in whole shares and only to Persons that are both: (1) (i) Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks (or affiliates of banks), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, banks (or affiliates of banks), insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) Persons that are either (i) Persons that such Beneficial Owner or Holder reasonably believes are not a Macquarie Investment Management Person, or (ii) a Macquarie Investment Management Person, provided that (x) such Macquarie Investment Management Person would, after such sale and transfer, own not more than 20% of the Outstanding MMP Shares or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the Outstanding MMP Shares has been obtained.
2.11. Acknowledgement of Contractual Rights.  Nothing in this Supplement or the Statement (including, without limitation, Section 5 of the Statement) shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of MMP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.
2.12. Grant of Irrevocable Proxy.  To the fullest extent permitted by applicable law, each Holder and Beneficial Owner may in its discretion grant an irrevocable proxy with respect to MMP Shares.

ARTICLE 3
EXTENSION OF INITIAL MODE OR DESIGNATION OF NEW MODE
3.1. General Provisions.
(a) The Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend the Initial Mode or transition to a new Mode by:
(i) extending the Initial Mode through an extension of the Mode Termination Date then in effect, the terms of which extension are agreed to in writing by the Required Beneficial Owners and, to the extent different from the terms of the Initial Mode already in effect, are set forth in a new or amended Supplement; or
(ii) establishing a new Mode to succeed the Initial Mode that will result in a transition to such new Mode on the first Business Day immediately following the last day of the Initial Mode, as such day may be accelerated in accordance with Section 3.4 or Section 3.5 (such first Business Day, whether or not a new Mode commences on such day, as so accelerated, if applicable, being referred to in this Supplement as the “New Mode Commencement Date”), the terms of which are agreed to in writing by the Required Beneficial Owners and are set forth in a new Supplement; or
(iii) establishing any other Mode to succeed the Initial Mode that will result in a transition to such new Mode on the New Mode Commencement Date, with terms as set forth in a new Supplement designating the terms of such Mode.
(b) Subject to Section 3.4 or Section 3.5, as applicable, the Fund initially shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, by not later than [●], to extend the Initial Mode or establish a new Mode to succeed the Initial Mode in accordance with Section 3.1(a); provided that, in the event the Fund has not done so by such date, the Fund shall continue to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend the Initial Mode or establish a new Mode for the MMP Shares in accordance with this Section 3.1, such efforts to continue until the earliest to occur of (i) a successful transition to a new Mode, (ii) no MMP Shares remaining Outstanding or (iii) [●].
(c) In the event that the Fund successfully establishes a new Mode succeeding the Initial Mode, and no Failed Transition Event otherwise shall have occurred and be continuing as of the New Mode Commencement Date, then on and as of the New Mode Commencement Date, the MMP Shares shall be subject to the terms established for such new Mode.  If a Failed Transition Event shall have occurred and be continuing, (i) the new Mode designated by the Fund shall not be established, (ii) pursuant to Section 3.3(c), all tendered MMP Shares, if any, shall be returned to the relevant tendering Holders by the Tender and Paying Agent or other relevant Person, and (iii) all of the then Outstanding MMP Shares shall be redeemed by the Fund on the applicable Failed Transition Redemption Date in accordance with Section 2.3(b).
(d) The Fund shall use its best efforts to cause the extension of the Initial Mode or the transition to a new Mode succeeding the Initial Mode and the terms and conditions of such new Mode to be consistent with the continuing qualification of the MMP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to a transition to a new Mode that the Fund shall have received an opinion of counsel to the effect that the MMP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.
3.2. Election and Notice of Mode Extension or Change.
(a) The Fund shall provide notice of the termination or expiration of the Initial Mode and proposed extension of the Initial Mode or transition to a new Mode succeeding the Initial Mode by delivering a notice of Mode extension or change (a “Mode Extension/Change Notice”) by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the MMP Shares, or by requesting the Tender and Paying Agent, on behalf of the Fund, to promptly do so.   The Mode Extension/Change Notice shall be provided not more than forty-five (45) calendar days and not less than ten (10) Business Days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, or, if so provided in the Purchase Agreement (if in effect), the

Purchaser (which consent shall not be deemed to be a vote required by Section 5 of the Statement)) prior to the Mode Termination Date for the Initial Mode specified in such Mode Extension/Change Notice.  Subject to the notice requirement in the immediately preceding sentence, in the case of an Optional Early Transition, the Fund may select any Wednesday that is a Business Day, and for which the next calendar day is also a Business Day, as the Mode Termination Date, with the new Mode to commence on the New Mode Commencement Date and end not later than the Term Redemption Date.  The terms of the extension of the Initial Mode or the new Mode may not, in any event, affect the parity ranking of MMP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.
(b) The Mode Extension/Change Notice shall state, as applicable:  (A) the Mode Termination Date then in effect and the proposed accelerated or extended Mode Termination Date, if any; (B) that the notice relates to the MMP Shares; (C) the CUSIP number for the MMP Shares; (D) the Purchase Price on a per share basis; (E) that (i) all Outstanding MMP Shares will be subject to Mandatory Tender for Transition Remarketing and purchase on the New Mode Commencement Date, and (ii) in the event of a Failed Transition Event, all tendered MMP Shares will be returned to the relevant tendering Holders; (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Mode Extension/Change Notice states) are to be surrendered for payment of the Purchase Price; and (G) that the notice relates to a Mode extension or Mode change and, if applicable, pursuant to an Optional Early Transition.  The Fund may provide in the Mode Extension/Change Notice that such Mode extension or change (but not the termination or expiration of the Initial Mode) is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such extension or change unless each such condition has been satisfied at the time or times and in the manner specified in such Mode Extension/Change Notice.
3.3. Extension of the Initial Mode or Transition to a New Mode.
(a) In the case of an extension of the Initial Mode in accordance with Section 3.1(a)(i) above or a transition to a new Mode succeeding the Initial Mode established in accordance with Section 3.1(a)(ii) above, the Required Beneficial Owners by agreement with the Fund as to such extension or new Mode shall be deemed to have irrevocably waived their right to the Mandatory Tender of their MMP Shares and shall retain their MMP Shares upon the extension of the Initial Mode or as of the New Mode Commencement Date, as applicable.  Such agreement and waiver shall be binding upon the then-current Holders and Beneficial Owners and each subsequent Holder and Beneficial Owner of the MMP Shares.  Notice of such agreement, waiver and retention of shares shall be delivered by the Fund by Electronic Means to the Tender and Paying Agent by not later than 4:00 p.m., New York City time, on the Business Day preceding the Mode Termination Date then in effect.
(b) In the case of a transition to a new Mode succeeding the Initial Mode in accordance with Section 3.1(a)(iii) above, all Outstanding MMP Shares automatically shall be subject to Mandatory Tender for Transition Remarketing and delivered to the Tender and Paying Agent for purchase by purchasers in the Transition Remarketing on the New Mode Commencement Date, in the event of a successful Transition Remarketing.  All tendered MMP Shares shall be remarketed at the Purchase Price of such MMP Shares.  The calculation of the Purchase Price of the MMP Shares shall be made by the Transition Remarketing Agent in advance of the New Mode Commencement Date.  Unless the relevant parties agree to conduct the Transition Remarketing without the use of a Transition Remarketing Agent in accordance with Section 3.3(j), the Fund shall use its best efforts to engage a Person with expertise in remarketing variable-rate securities as Transition Remarketing Agent, and to cause the Transition Remarketing Agent to agree to use its best efforts to find purchasers for all the MMP Shares subject to Mandatory Tender pursuant to this Section 3.3.
(c) The retention of MMP Shares by the Beneficial Owners thereof pursuant to Section 3.3(a) (a “Retention Transition”) shall be deemed to constitute a successful Transition Remarketing.  Otherwise, a Transition Remarketing shall be deemed successful only if a Failed Transition Event shall not have occurred.  Upon the occurrence of a Failed Transition Event, all tendered MMP Shares shall be returned to the relevant tendering Holders by the Tender and Paying Agent or other relevant Person.
(d) In the event of a successful Transition Remarketing (other than a Retention Transition), the proceeds of the sale of the tendered MMP Shares may be paid (i) through the Tender and Paying Agent or (ii) to the

Beneficial Owners (directly or through the Securities Depository) as directed by the Fund.  In the case of (i), the proceeds shall be used by the Tender and Paying Agent for the purchase of the tendered MMP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the New Mode Commencement Date for payment to the Holders tendering MMP Shares for sale through the Securities Depository in immediately available funds, and, in the case of (ii), the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be made by no later than 11:00 a.m., New York City time (or such other time as the Transition Remarketing Agent and the Beneficial Owners may agree), on the New Mode Commencement Date, in either case, against delivery of the tendered MMP Shares either (x) to the Tender and Paying Agent through the Securities Depository on the New Mode Commencement Date and the re-delivery of such MMP Shares by means of “FREE” delivery through the Securities Depository to the Transition Remarketing Agent for delivery to the relevant purchaser’s Agent Member  or (y) directly to the Transition Remarketing Agent or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the New Mode Commencement Date.
(e) By 3:30 p.m., New York City time, on the New Mode Commencement Date, the Transition Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Fund (a “Transition Notice”), by Electronic Means, that provides notice of the successful Transition Remarketing of all Outstanding MMP Shares or, if applicable, the number of MMP Shares, if any, not successfully remarketed for purchase on the New Mode Commencement Date, and the Purchase Price per MMP Share.  If (i) the Transition Notice states that the Transition Remarketing Agent has not successfully remarketed all of the MMP Shares to be purchased on the New Mode Commencement Date, or (ii) the remarketing proceeds for any tendered MMP Shares have not been received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, in each case, on the New Mode Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a new Mode (in each of which cases the MMP Shares will be treated as not having been successfully remarketed), the Tender and Paying Agent will promptly, and in any event by approximately 5:00 p.m., New York City time, on the New Mode Commencement Date, deliver by Electronic Means to the Holders, the Fund and the Transition Remarketing Agent a notice stating that a Failed Transition Event has occurred; provided, that, if payment for all Outstanding MMP Shares is being made through the Tender and Paying Agent and is received by the Tender and Paying Agent after 2:45 p.m., New York City time, but by 4:30 p.m., New York City time, on such day, if applicable, or if the Fund and the Required Beneficial Owners agree to waive the occurrence of a Failed Transition Event on such day, then the Mode Termination Date shall be deemed changed to such day and the New Mode Commencement Date shall be deemed changed to the immediately succeeding Business Day.  The New Mode Commencement Date, and the date, if any, to which it shall have been postponed in accordance with the foregoing, shall be a Dividend Payment Date.
(f) Any funds paid by the Transition Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with the Transition Remarketing shall be held in trust for the benefit of the Transition Remarketing Agent on account of purchasers of the MMP Shares in the Transition Remarketing until the MMP Shares are delivered by the tendering Holders against payment therefor, or returned to the Transition Remarketing Agent on account of such purchasers.  In the event of a successful Transition Remarketing, upon receipt of MMP Shares from the tendering Holders by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Transition Remarketing Agent, the Purchase Price for such MMP Shares to such tendering Holders.  In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the New Mode Commencement Date.
(g) Except as otherwise expressly provided for herein, the purchase and delivery of tendered MMP Shares in the form of global securities, the Transition Remarketing, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.
(h) The Transition Remarketing Agent shall not be obligated to purchase any MMP Shares that would otherwise remain unsold in the Transition Remarketing.  The Transition Remarketing Agent in its sole discretion may, however, purchase for its own account MMP Shares in the Transition Remarketing.  None of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder’s tender of its MMP Shares in the Transition Remarketing unless, in each case, such MMP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent.
(i) In the event that MMP Shares are issued in certificated form outside the book‑entry system of the Securities Depository and a Holder of MMP Shares fails to deliver such MMP Shares on or prior to the New Mode Commencement Date, the Holder of such MMP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered MMP Shares as of the New Mode Commencement Date.  Any such undelivered MMP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered MMP Shares.  Any moneys held by the Tender and Paying Agent for the purchase of undelivered MMP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered MMP Shares.  The undelivered MMP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement MMP Share certificates in lieu of such undelivered MMP Shares.
(j) The Fund may modify or waive each of the settlement procedures or timing requirements set forth above with respect to the Transition Remarketing with the written consent of the Transition Remarketing Agent, the Tender and Paying Agent and the Required Beneficial Owners, in each case such consent to be required only to the extent such party is affected thereby.  The Fund may modify the remarketing or settlement procedures to provide for direct Transition Remarketing without the services of the Transition Remarketing Agent and/or the Tender and Paying Agent, with (x) the written consent of the Required Beneficial Owners and (y) the written consent of the Transition Remarketing Agent (if any) and the Tender and Paying Agent, the consent of the Transition Remarketing Agent (if any) or the Tender and Paying Agent to be required only to the extent the applicable party is affected thereby.
(k) Upon the occurrence of a successful Transition Remarketing, the Fund will be deemed to have successfully established a new Mode, and the MMP Shares shall be subject to the terms established for the new Mode.
3.4. Optional Early Transition to New Mode at the Option of the Purchaser.
(a) If the Purchase Agreement then so provides, following the Accelerated Transition Notice Date, the Fund shall use its reasonable best efforts to establish a new Mode to succeed the Initial Mode commencing not later than the first Business Day following the “Accelerated Expiration Date,” which shall be a Wednesday that is a Business Day not less than 180 calendar days following the Accelerated Transition Notice Date as specified by the Purchaser in accordance with the Purchase Agreement.  If a Failed Transition Event shall have occurred and is continuing as of the New Mode Commencement Date immediately following the Accelerated Expiration Date, (i) the new Mode, if any, designated by the Fund shall not be established, (ii) pursuant to Section 3.3(c), all tendered MMP Shares, if any, shall be returned to the relevant tendering Holders by the Tender and Paying Agent and (iii) all of the then Outstanding MMP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.3(b).
(b) During the Accelerated Transition Period, the Fund shall continue to use its reasonable best efforts to successfully establish a new Mode for the MMP Shares in accordance with Section 3.1 and, in connection with each such attempt, may designate by a Mode Extension/Change Notice, a new Mode with new or different terms, until a new Mode is established or no MMP Shares remain Outstanding.  If a Failed Transition Event occurs in connection with the Transition Remarketing relating to such continued attempt to establish a new Mode, any such Failed Transition Event shall not alter the Accelerated Transition Period or the Failed Transition Redemption Date.  In the event that the Fund successfully establishes a new Mode, the Accelerated Transition Period shall terminate upon the New Mode Commencement Date, and the MMP Shares shall be subject to the terms established for the new Mode.
(c) The Fund may, without a shareholder vote, but only with the prior written consent of the Required Beneficial Owners if the Purchaser then is the Beneficial Owner of 100% of the Outstanding MMP Shares, modify the procedures set forth above in this Section 3.4, provided that such modification does not materially and adversely affect the Holders of the MMP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

3.5. Optional Early Transition to New Mode at the Option of the Fund.
(a) For the purpose of effecting an early transition to a new Mode with respect to all of the Outstanding MMP Shares, the Fund may at its option accelerate the expiration date of the Initial Mode (“an Optional Early Transition”) to any Wednesday that is a Business Day [occurring on or after [●]] (the “Optional Early Expiration Date”) by delivering a Mode Extension/Change Notice in accordance with Section 3.2 above.  The proposed transition to a new Mode to follow the expiration of the Initial Mode on the Optional Early Expiration Date shall otherwise be effected in accordance with, and governed by, this Article 3 of this Supplement.
(b) Notwithstanding the foregoing provisions of this Section 3.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of optional early transition for the MMP Shares, provided that such modification does not materially and adversely affect the Holders of the MMP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.
 [Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, Delaware Investments National Municipal Income Fund has caused this Supplement to be signed as of _______ in its name and on its behalf by a duly authorized officer.  The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officer of the Fund has executed this Supplement as an officer and not individually, and the obligations of the Fund set forth in this Supplement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
By:

Name: Richard Salus
Title: Senior Vice President and Chief Financial Officer

(Signature Page to Supplement)

EXHIBIT D
EXECUTIVE OFFICERS OF THE FUNDS

The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment advisor of each Fund, and considered to be an “interested person” of the Funds under the 1940 Act. In addition, Mr. Connor serves as Senior Vice President, General Counsel and Secretary, and Mr. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment advisor as the Funds. No officer receives compensation from the Funds.
Name, Address, and	Position(s) Held with	Length of Time	Principal Occupation(s)
Birthdate	the Funds	Served	During the Past Five Years
David F. Connor	Senior Vice President,	Senior Vice President	David F. Connor has served
100 Independence,	General Counsel, and	since May 2013;	in various capacities at
610 Market Street	Secretary	General Counsel	different times at Macquarie
Philadelphia, PA		since May 2015;	Investment Management.
19106-2354		Secretary since
December 1963		October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served
100 Independence,	and Treasurer	since December	in various capacities at
610 Market Street		2020; Treasurer since	different times at Macquarie
Philadelphia, PA		October 2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served
100 Independence,	and Chief Financial	and Chief Financial	in various capacities at
610 Market Street	Officer	Officer since	different times at Macquarie
Philadelphia, PA		November 2006	Investment Management.

D-1

EXHIBIT E

CONFIDENTIAL INFORMATION MEMORANDUM

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
SERIES 2049-2 MUNI-MULTIMODE PREFERRED SHARES
SERIES 2049-3 MUNI-MULTIMODE PREFERRED SHARES
(THE “NEW MMP SHARES”)

LIQUIDATION PREFERENCE $100,000 PER SHARE
_______________________
This Information Memorandum (the “Memorandum”) is provided for information purposes in connection with the offering of the New MMP Shares of Delaware Investments National Municipal Income Fund (the “Fund”) in connection with the proposed reorganizations of Delaware Investments Colorado Municipal Income Fund, Inc. (the “Colorado Fund”) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (the “Minnesota Fund” and each of the Colorado Fund and the Minnesota Fund, an “Acquired Fund” and, together, the “Acquired Funds”) into the Fund (the “Reorganizations”). At the date hereof, the Fund cxpects that the New MMP Shares will consist of 300 Series 2049-2 Muni-MultiMode Preferred Shares to be issued to the holder or holders of Series 2049 Muni_Multi-Mode Preferred Shares of  the Colorado Fund and 750 Series 2049-3 Muni-MultiMode Preferred Shares to be issued to the holder or holders of Series 2049 Muni_Multi-Mode Preferred Shares of the Minnesota Fund. Each New MMP Share will have a liquidation preference of $100,000 per share (the “Liquidation Preference”).
This Memorandum is being provided exclusively to holders of Series 2049 Muni-MultiMode Preferred Shares of the Acquired Funds (the “Acquired Fund MMP Shares”) as of Aug. 12, 2021. At the closing of the Reorganizations, each of the Acquired Funds will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Acquired Funds. Each Acquired Fund will be liquidated, dissolved and terminated in accordance with applicable law. Holders of Acquired Fund MMP Shares will receive, on a one-for-one basis, New MMP Shares for their Acquired Fund MMP Shares held immediately prior to the Reorganizations.
The terms of the New MMP Shares of each series to be issued in the Reorganizations will be substantially similar as of the time of the closing of the Reorganizations to the Acquired Fund MMP Shares for which they will be exchanged. The preferences, voting rights, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New MMP Shares of each series will be set forth in a Statement Establishing and Fixing the Rights and Preferences of New MMP Shares of the applicable series (each, a “Statement”), the form of which is attached hereto as Appendix A-1, and a Supplement to the Statement Initially Designating the Variable Rate Mode for the New MMP Shares of the applicable series (each, a “Supplement”), the form of which is attached hereto as Appendix A-2, and, in each case, incorporated herein by reference. Each prospective holder of New MMP Shares is strongly cautioned to review the Statement and the Supplement in their entirety for a complete description of all terms applicable to an investment in the New MMP Shares. Certain additional covenants and consent requirements will be set forth in a Purchase Agreement between the Fund and the initial holder (the “Purchaser”) of New MMP Shares of each series (each, an “MMP Purchase Agreement”). The summary description of the New MMP Shares set forth below does not purport to be a complete description of all terms applicable to the New MMP Shares.
Investing in New MMP Shares involves risks. See “Risk Factors” beginning on page [  ] of this Memorandum.

(continued on next page)

The date of this Memorandum is Sept. [  ], 2021.
i

The New MMP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the New MMP Shares are being offered only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors.”

The New MMP Shares are expected to be ready for delivery in book-entry form only through The Depository Trust Company on or about the closing date of the Reorganizations.

(continued from preceding page)

The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with the preservation of capital.
The Fund’s investment manager is Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a registered investment adviser.
The Fund’s principal office is located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354, and its telephone number is (866) 437-0252.  Prospective investors should read this Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE NEW MMP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE MANAGER OR THE TENDER AND PAYING AGENT.

TABLE OF CONTENTS

Notice to Investors	1
Summary	3
Risk Factors	14
The Fund	17
Description of MMP Shares	18
Book-Entry Procedures and Settlement	18
Description of MMP Purchase Agreement	20
Certain U.S. Federal Income Tax Considerations	20
Investment Objective, Policies, Risks and Restrictions	24
Management of the Fund	33
Description of Common Shares	35
Description of Outstanding Fund MMP Shares	35
Net Asset Value	37
Certain Provisions in the Declaration of Trust and By-Laws	37
Repurchase of Common Shares; Conversion to Open-End Fund	38
Administrator, Tender and Paying Agent, Custodian	39
Legal Opinions	39
Independent Registered Public Accounting Firm	39
Available Information	39

Appendix A-1—Form of Statement Establishing and Fixing the Rights and Preferences of Series 2049-[2/3] Muni-Multimode Preferred Shares
Appendix  A-2—Form of Supplement Initially Designating the Variable Rate Mode for the Series 2049-[2/3] Muni-Multimode Preferred Shares Pursuant to the Statement Establishing and Fixing the Rights and Preferences of Series 2049-[2/3] Muni-Multimode Preferred Shares

This Memorandum is furnished by the Fund on a confidential basis in connection with an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), solely for the purpose of enabling a prospective investor to consider the acquisition of the securities described herein.  The information contained or incorporated by reference in this Memorandum has been provided by the Fund and other sources identified herein.
The New MMP Shares have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws.  Accordingly, the New MMP Shares are being offered only to qualified institutional buyers.  Prospective purchasers are hereby notified that sellers of the New MMP Shares may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.  For certain restrictions on resales, see “Notice to Investors.”  It is unlikely that a market will develop for the New MMP Shares.
In making an investment decision, prospective investors must rely on their own examination of the Fund and the terms of the transactions described herein, including the merits and risks involved.  This offering is being made on the basis of this Memorandum and any decision to purchase the securities in this offering must be based on the information contained herein.  No representation is made to any offeree or person acquiring the New MMP Shares regarding the legality of an investment therein by such offeree or person under any applicable legal investment or similar laws or regulations.  The contents of this Memorandum are not to be construed as legal, business or tax advice.  Each prospective investor should consult its own attorney and business and tax advisor as to legal and business advice.
Prospective investors are hereby offered the opportunity, prior to acquiring any New MMP Shares, to ask questions and receive answers concerning the terms and conditions of the transactions described herein and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.
The New MMP Shares have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Memorandum or confirmed the accuracy or determined the adequacy of this Memorandum.  Any representation to the contrary is a criminal offense.
This Memorandum is personal to the recipient hereof and has been prepared solely for use in connection with the transactions described herein and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the New MMP Shares.  Distribution of this Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the securities is not authorized, and any disclosure of any of its contents is prohibited.  Each recipient, by accepting delivery of this Memorandum, agrees to the foregoing.
The New MMP Shares will be issued in book-entry form, as global securities (the “global securities”).  The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC.  Beneficial interests in the global securities will be held only through DTC and any of its participants.  Unless the context otherwise requires, references in this Memorandum to “New MMP shareholders” include the Beneficial Owners of interests in the New MMP Shares and references to the “New MMP Shares” include any beneficial interest therein.  See “Book-Entry Procedures and Settlement” for further discussion of these matters.
This Memorandum contains summaries and other information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which will be made available on a confidential basis to prospective purchasers upon request to the Fund) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.
The distribution of this Memorandum and the offering of the securities in certain jurisdictions may be restricted by law.  Persons in possession of this Memorandum are required to inform themselves about and to observe any such restrictions.  This Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.
No action has been taken by the Fund that would permit an offering of the securities offered hereby or the circulation or distribution of this Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.
THIS MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION.  IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW MMP SHARES FOR AN INDEFINITE PERIOD OF TIME.
NONE OF THE FUND OR ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PERSON ACQUIRING NEW MMP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR PERSON UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.
THE CONTENTS OF THIS MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE.  EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE.  INVESTMENT IN THE NEW MMP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS MEMORANDUM.

Notwithstanding anything to the contrary contained in this Memorandum or any other express or implied agreement to the contrary, each prospective investorrchaser (and each employee, representative or other agent of each prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective purchaser relating to such tax treatment and tax structure. This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective purchasers regarding the transactions contemplated herein.

In this Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.
FORWARD LOOKING STATEMENTS
Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions.  Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results.  Actual results may vary from any projections, forecasts and estimates and the variations may be material.  Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments.  Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund.  None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.
v

NOTICE TO INVESTORS
Each person acquiring New MMP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:
(1) It understands and acknowledges that the New MMP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (4) below.
(2) It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.
(3) It acknowledges that none of the Fund or any person representing the Fund has made any representation to it with respect to the Fund or the offer or sale of any securities other than the information contained or incorporated by reference in this Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities.  In addition, no representation is made regarding New MMP Shares or the advisability of investing in New MMP Shares.  Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.
(4) It is acquiring the New MMP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.
(5) It will offer, sell or otherwise transfer New MMP Shares only to Persons that are both (A)(i) Persons such purchaser reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks (or affiliates of banks), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering with the meaning of Section 4(a)(2) of the Securities Act, (ii) a tender option bond trust in which all investors are Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks, insurance companies, or registered open-end management investment companies (or affiliates of banks) or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) Persons that such purchaser reasonably believes are not a Macquarie Investment Management Person (as defined below) or (ii) a Macquarie Investment Management Person, provided that (x) such Macquarie Investment Management Person would, after such sale and transfer, own not more than 20% of the Outstanding New MMP Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the outstanding New MMP Shares has been obtained.  “Macquarie Investment Management Persons” means the Manager or any affiliated person of the Manager (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (other than the Fund, in the case of a redemption or purchase of the New MMP Shares which are to be cancelled within ten (10) days of purchase by the Fund).
(6) It acknowledges that each certificate representing New MMP Shares will contain a legend substantially to the following effect:
THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  NEITHER THIS SECURITY

NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.
THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO A PERSON THAT IS BOTH (1)(A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE COMMON SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, A BANK (OR AN AFFILIATE OF A BANK), AN INSURANCE COMPANY OR A REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANY,  IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT; (B) A TENDER OPTION BOND TRUST IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE COMMON SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS (OR AFFILIATES OF BANKS), INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE THE HOLDER OF THE SECURITY AND (2) A PERSON THAT IS EITHER (A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS NOT A MACQUARIE INVESTMENT MANAGEMENT PERSON (AS DEFINED IN THE INITIAL MUNI-MULTIMODE PREFERRED SHARES (MMP) PURCHASE AGREEMENT BETWEEN THE ISSUER OF THE SECURITY AND THE PURCHASER), OR (B) A MACQUARIE INVESTMENT MANAGEMENT PERSON, PROVIDED THAT (X) SUCH MACQUARIE INVESTMENT MANAGEMENT PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN NOT MORE THAN 20% OF THE OUTSTANDING NEW MMP SHARES, OR (Y) THE PRIOR WRITTEN CONSENT OF THE ISSUER OF THE SECURITY AND HOLDERS OF MORE THAN 50% OF THE OUTSTANDING NEW MMP SHARES HAS BEEN OBTAINED.
 (7)     It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund.  If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

2

SUMMARY
This is only a summary.  You should review the more detailed information contained elsewhere in this Memorandum and the documents incorporated by reference or otherwise summarized in this Memorandum, including the information set forth in the sections “Risk Factors” and “Investment Objective, Policies, Risks and Restrictions” and the form of the Statement Establishing and Fixing the Rights and Preferences of New MMP Shares (as it may be amended from time to time in accordance with the provisions thereof, the “Statement”)(attached hereto as Appendix A-1) as modified with respect to the Variable Rate Mode (the “Initial Mode”) by the Supplement (as amended, revised or supplemented from time to time, the “Supplement”) (a form of which is attached hereto as Appendix A-2). Additional information about the Fund may be obtained from www.sec.gov or by visiting www.delawarefunds.com, as set forth in the section “Available Information.”  Information on those websites is not part of this Memorandum, except to the extent specifically incorporated herein by reference.  Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Supplement or, as applicable, the Statement.
The Fund
Delaware Investments National Municipal Income Fund (the “Fund”) is a diversified, closed-end management investment company.  The Fund’s common shares, $.01 par value (“Common Shares”), are traded on NYSE American under the symbol “VFL.”  See “The Fund.”  As of Aug. 12, 2021, the Fund had [   ] Common Shares outstanding and net assets applicable to Common Shares of $[  ].

Isuance of New MMP Shares
In connection with the Reorganizations (as defined below), the Fund is issuing 1,350 Muni-MultiMode Preferred Shares (the “New MMP Shares”), liquidation preference of $100,000 per share (the “Liquidation Preference”), on substantially similar terms as the Series 2049 Muni-MultiMode Preferred Shares of Delaware Investments Colorado Municipal Income Fund, Inc (the “Colorado Fund”) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (the “Minnesota Fund” and each of the Colorado Fund and the Minnesota Fund,  an “Acquired Fund” and together, the “Acquired Funds”). At the date hereof, the Fund cxpects that the New MMP Shares will consist of 300 Series 2049-2 Muni-MultiMode Preferred Shares to be issued to the holder or holders of Series 2049 Muni_Multi-Mode Preferred Shares of  the Colorado Fund and 750 Series 2049-3 Muni-MultiMode Preferred Shares to be issued to the holder or holders of Series 2049 Muni_Multi-Mode Preferred Shares of the Minnesota Fund.

The Reorganizations
This Memorandum is being made available in connection with the proposed reorganizations of the Acquired Funds and the Fund (the “Reorganizations”). This Memorandum sets forth the expected terms of the New MMP Shares of each series. Issuance of New MMP Shares of each series is being made only upon such terms and subject to the Agreement and Plan of Reorganization and such other conditions as may be agreed between the Fund and the initial beneficial owner of the New MMP Shares. The issuance of New MMP Shares will be effected in accordance with the procedures of the Securities Depository.

Initial Mode, Extension or Transition to New Mode and Possible Changes in Terms and Conditions	The MMP Shares of each Acquired Fund currently are in the Initial Mode, which terminates on April 20, 2022, subject to extension or
3

transition to a new Mode. Any such extension or transition will not affect the terms and conditions of Acquired Fund MMP Shares relating to ranking, preemptive rights, voting rights, restrictions on dividends and other distributions, the Term Redemption Date, restrictions on redemptions if the Fund is not current on paying accumulated and unpaid dividends, compliance with applicable law in connection with redemptions, liquidation rights or restrictions on amendments or supplements to the Statement or the Supplement, and the corresponding terms and conditions of the New MMP Shares of each series will be substantially similar to those of the applicable Acquired Fund MMP Shares as in effect on the date hereof. However, in connection with the extension or transition of the Initial Mode, an Acquired Fund and the beneficial owner or owners of such Acquired Fund MMP Shares may agree to changes in economic terms, such as the dividend rate. In any event, the terms and conditions of the New MMP Shares  of each series will be substantially similar to the terms and conditions of the applicable Acquired Fund MMP Shares as in effect immediately prior to consummation of the Reorganizations.

See “Extension of Initial Mode or Designation of New Mode” and the related definitions in the Supplement for additional information relating to extension of the Initial Mode or a transition to a new Mode.

The New MMP Shares of each series will be subject to mandatory redemption by the Fund, if the Fund has not successfully established a new Mode or redeemed or repurchased all of the New MMP Shares of such series by the end of the Initial Mode.

Dividend Rate
During the Initial Mode for the New MMP Shares of each series, the Fund expects that the dividend rate for the New MMP Shares of each series will be determined with respect to Dividend Reset Periods that will be weekly, generally commencing on a Thursday and ending on the following Wednesday when a new Index Rate (as defined below) is made available.  The “Index Rate” for any such Dividend Reset Period will be (i) the SIFMA Municipal Swap Index (as defined below) made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date.  The Dividend Rate for any Dividend Reset Period will be equal to the Index Rate plus the “Applicable Spread.”  The Applicable Spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New MMP Shares of the applicable series by a rating agency providing a credit rating for the New MMP Shares of such series at the request of the Fund, as described below, provided that the Dividend Rate will in no event exceed 15% per annum (exclusive of any Additional Amount Payments).

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successors, or as

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otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successors, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward.

The applicable dividend rate for the New MMP Shares of each sries is referred to herein as the “Dividend Rate.”

See “Dividends and Distributions” and the related definitions in the Supplement for additional information relating to the applicable Dividend Rate.

Applicable Spread Adjustments
The Applicable Spread will initially be as set forth in the Supplement for each series of New MMP Shares and subject to adjustment based on the highest applicable credit rating most recently assigned to the New MMP Shares of the applicable series by Fitch or any additional or different rating agency providing a long-term credit rating on the New MMP Shares of such series and which is designated a “Rating Agency” as provided in the Supplement for such series; provided, however, that, if the New MMP Shares of the applicable series are not assigned a credit rating by any Rating Agency on the Rate Determination Date for such Dividend Reset Period for the New MMP Shares of the applicable series as a result of each Rating Agency ceasing to rate tax-exempt closed-end investment companies generally, and such condition shall be continuing for more than 60 calendar days, the “Applicable Spread” will be subject to further adjustment as set forth in the Supplement.

The Applicable Spread will increase to a specified level during any Increased Rate Period.  An “Increased Rate Period” will commence, (A) on a Dividend Payment Date for the New MMP Shares of the applicable series if the Fund has failed (as a result of complying with Section 8(a) of the applicable Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the New MMP Shares of such series payable on such Dividend Payment Date (a “Dividend Default”), and continue to, but excluding, the Business Day on which such Dividend Default has ended as contemplated by Section 2.1(f)(ii) of the applicable Supplement; (B) on an applicable Redemption Date for the New MMP Shares of the applicable series (or any thereof) if the Fund has failed (as a result of complying with Section 8(a) of the applicable Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Redemption Date, Deposit Securities that will

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provide funds available to the Tender and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such Redemption Date (a “Redemption Default”), and continue to, but excluding, the Business Day on which such Redemption Default has ended as contemplated by Section 2.1(f)(ii) of the applicable Supplement; (C) on the Business Day on which any Rating Agency has withdrawn the credit rating required to be maintained with respect to the New MMP Shares of the applicable series pursuant to Section 2.4 of the applicable Supplement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally, or on which the Board of Trustees has terminated the designation of a Rating Agency without complying with the requirements of Section 2.4 of the applicable Supplement, and the New MMP Shares of the applicable series are not then rated by at least two Rating Agencies, and continue to, but excluding, the Business Day on which compliance with Section 2.4 of the applicable Supplement is restored; (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the New MMP Shares of the applicable series and continue to, but excluding, the Business Day on which such Ratings Event has ended; or (E) (x) on the Business Day on which a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the New MMP Shares of the applicable series do not qualify as equity in the Fund and (y) such determination results from an act or failure to act on the part of the Fund and continue so long as any New MMP Shares of the applicable series are Outstanding.    A “Ratings Event” will be deemed to exist with respect to the New MMP Shares of the applicable series at any time such New MMP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time (or from the Rating Agency designated at such time if only one Rating Agency is then designated) that is Below Investment Grade (as defined in the Supplement).

Dividend Payments
The holders of New MMP Shares of each series will be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees out of funds legally available for payment, cumulative cash dividends and distributions on each such MMP Share at the Dividend Rate for such Series, calculated as set forth in the Supplement.  Dividends and other distributions on each MMP Share accumulate from the Mode Commencement Date with respect to such share.  The “Dividend Period” for the New MMP Shares of each series will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first Business Day following the end of such Dividend Period. Notwithstanding the foregoing, the final Dividend Period in the Initial Mode will end on and include the last calendar day of the Initial Mode. Also notwithstanding the foregoing, the Fund in its discretion may establish Dividend Payment Dates (each, a “Special Dividend Payment Date”) more frequent than monthly Dividend Payment Dates in respect of the Initial Mode; provided that any such Special Dividend Payment Date will be a Business Day.

The amount of dividends per share payable on New MMP Shares of each series on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period.  The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) will be computed by (i) multiplying the Dividend

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Rate in effect for the New MMP Shares of the applicable series for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which shall be the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which shall be the actual number of days in the year in which such Dividend Reset Period (or portion thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a MMP Share ($100,000).  The Dividend Rate for the New MMP Shares of the applicable series will be adjusted to the Increased Rate for each Increased Rate Period as provided in the applicable Supplement.  Dividends on New MMP Shares of each series with respect to any Dividend Period will be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period.  In connection with any transfer of New MMP Shares, the transferor will, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the Holder or Beneficial Owner, as applicable, of the New MMP Shares in consideration of a portion of the purchase price for such New MMP Shares paid by the transferee.

Dividends on New MMP Shares of each series will be paid on each Dividend Payment Date for such series to the Holders of New MMP Shares of the applicable series as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day).  See “Dividends and Distributions” and the related definitions in the Supplement for additional information relating to dividend payments.

Tender and Paying Agent
The Fund will enter into a Tender and Paying Agent Agreement with The Bank of New York Mellon with respect to each series of New MMP Shares.  The Tender and Paying Agent will serve as the Fund’s transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent with respect to each series of New MMP Shares.  Additionally, the Tender and Paying Agent will (i) act as Calculation Agent to determine the Index Rate, and (ii) calculate the regular dividend amount to be paid to the Holders of New MMP Shares of each series on each Dividend Payment Date.  The Fund will confirm the Tender and Paying Agent’s calculation of such dividend amount upon its receipt of any request therefor from the Tender and Paying Agent.

Optional Redemption
During the Initial Mode, the New MMP Shares of each series will be subject to optional redemption in whole or in part at the option of the Fund on any Business Day at a redemption price determined as set forth in the Supplement.

See “Redemption—Optional Redemption” in the Supplement for additional information relating to Optional Redemption.

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Asset Coverage Mandatory Redemption
If the Fund fails to have Asset Coverage of at least 225% as of the close of business on any Business Day (meaning a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed) on which such Asset Coverage is required to be calculated of each month and such failure is not cured as of thirty (30) calendar days following such Business Day, the Fund will proceed to redeem Preferred Shares equal to the lesser of (i) the minimum number of Preferred Shares that will result in the Fund having Asset Coverage of at least 225% and (ii) the maximum number of Preferred Shares that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may, but is not required to, include in the number of Preferred Shares being mandatorily redeemed a sufficient number of New MMP Shares or MMP Shares of one or more series that will result in the Fund having Asset Coverage of up to and including 250%.  The Preferred Shares to be redeemed may include at the Fund’s sole option any number or proportion of New MMP Shares or MMP Shares of one or more series.  If New MMP Shares are redeemed, such shares will be redeemed at a redemption price per share equal to $100,000 per MMP Share plus an amount equal to all unpaid dividends and other distributions on each MMP Share accumulated from and including the Date of Original Issue of such MMP Share to but excluding the date fixed for such redemption (whether or not earned or declared by the Fund, but without interest thereon).  See “Redemption—Asset Coverage and Effective Leverage Ratio Mandatory Redemption—Asset Coverage Mandatory Redemption” in the Supplement for additional information relating to the Asset Coverage Mandatory Redemption.

Effective Leverage Ratio Mandatory Redemption
If the Effective Leverage Ratio of the Fund exceeds 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio to not exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of New MMP Shares or MMP Shares of one or more series, in accordance with the terms of the applicable series, or (C) engaging in any combination of the actions contemplated by (A) and (B) above.  The Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed, a sufficient number of New MMP Shares or MMP Shares of one or more series that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.  Any New MMP Shares so redeemed will be redeemed at a redemption price per share equal to $100,000 per MMP Share plus an amount equal to all unpaid dividends and other distributions on each

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MMP Share accumulated from and including the Date of Original Issue of such MMP Share to but excluding the date fixed for such redemption (whether or not earned or declared by the Fund, but without interest thereon).  In the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio is only required not to exceed 46% on such Business Day.  See “Redemption—Asset Coverage and Effective Leverage Ratio Mandatory Redemption—Effective Leverage Ratio Mandatory Redemption” in the Supplement for additional information relating to the Effective Leverage Ratio Mandatory Redemption.

Failed Transition Mandatory Redemption
The Fund will be required to redeem all outstanding New MMP Shares of the applicable series on the Failed Transition Redemption Date if a Failed Transition Event shall have occurred and be continuing as of the New Mode Commencement Date, at a redemption price per share equal to $100,000 per MMP Share plus an amount equal to all unpaid dividends and other distributions on each MMP Share accumulated from and including the Date of Original Issue of such MMP Share to but excluding the Failed Transition Redemption Date (whether or not earned or declared by the Fund, but without interest thereon), as provided in and subject to the provisions of the applicable Supplement.

“Failed Transition Event” means that (i) the Transition Notice (as defined in the Supplement) required by Section 3.3(e) of the Supplement states that the Transition Remarketing Agent (as defined in the Supplement) was unable to successfully remarket all of the New MMP Shares of the applicable series to be purchased on the New Mode Commencement Date, (ii) the remarketing proceeds for any tendered New MMP Shares are not received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, on the New Mode Commencement Date or (iii) the Fund has otherwise been unsuccessful in establishing a new Mode (in each of which cases the New MMP Shares of such series will be treated as not having been successfully remarketed) ; provided, that, if payment for all Outstanding New MMP Shares of the applicable series is being made through the Tender and Paying Agent and is received by the Tender and Paying Agent after 2:45 p.m., New York City time, but by 4:30 p.m., New York City time, on such day, if applicable, or if the Fund and the Required Beneficial Owners agree to waive the occurrence of a Failed Transition Event on such day, then the Mode Termination Date shall be deemed changed to such day and the New Mode Commencement Date shall be deemed changed to the immediately succeeding Business Day.

“Failed Transition Redemption Date” means not later than the third Business Day following the earlier to occur of (i) the New Mode Commencement Date immediately following the Accelerated Expiration Date (as defined in the Supplement), if applicable, (ii) the Optional Early Expiration Date (as defined in the Supplement), if applicable, and (iii) the date specified in the Supplement, in each case, only if a Failed Transition Event shall have occurred and be continuing as of such date.

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“New Mode Commencement Date” means the first Business Day immediately following the last day of the Initial Mode, as such day may be accelerated at the option of the Purchaser or the Fund in accordance with Section 3.4 and Section 3.5 of the Supplement.

See “Redemption—Failed Transition Redemption” in the Supplement for additional information relating to Failed Transition redemption.

Term Redemption Date
The Fund will be required to redeem all outstanding New MMP Shares of each series on April 1, 2049, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to $100,000 per MMP Share plus an amount equal to all unpaid dividends and other distributions on each MMP Share accumulated from and including the Date of Original Issue of such MMP Share to but excluding the redemption date (whether or not earned or declared by the Fund, but without interest thereon), as set forth in the Statement.

Information Requirements
The initial acquiror of the New MMP Shares of each series, in its capacity as the purchaser of the New MMP Shares of the applicable series (the “Purchaser”) will be  entitled to receive various information concerning the Fund as set forth in an agreement between the Purchaser and the Fund with respect to such series (each, an MMP Purchase Agreement”). In particular, the Purchaser will be entitled to receive, by the third Business Day after the fifteenth and last days of each month (i) reports of portfolio holdings of the Fund and (ii) a report on the Fund’s Asset Coverage and the floating rate securities of tender option bond trusts for which the Fund owns the inverse floating rate certificates, and on each Business Day, a report on the Fund’s Effective Leverage Ratio.  A permitted transferee of such New MMP Shares will have the right to receive such information upon satisfying certain conditions.  .

Voting and Consent Rights
The holders of New MMP Shares of each series will beentitled to certain voting rights.  See “Voting Rights” in the Statement for a description of the voting rights granted to the holders of New MMP Shares.  In addition, the consent of the holders of at least a majority of the outstanding New MMP Shares of the applicables series is required under the applicable MMP Purchase Agreement for certain actions affecting their investment in the Fund, including, but not limited to, (i) any amendment, alteration or repeal of any provision of the Declaration of Trust or the Statement applicable to the Initial Mode or the Supplement, that would affect any preference, right or power of the New MMP Shares of the applicable series differently from, and adversely relative to, the rights of the holders of the Fund’s Common Shares, (ii) any termination of any Rating Agency for the New MMP Shares of the applicable series or any selection of a replacement or additional Rating Agency for the New MMP Shares of such series, (iii) the issuance of any indebtedness or additional Preferred Shares of the Fund (subject to certain exceptions including, but not limited to, certain permitted refinancing), and (iv) the creation or incurrence of certain liens on the Fund’s assets.  The Purchaser also will have certain consent rights under each MMP Purchase Agreement that are applicable only to it, including, without limitation, to the extent that the Purchaser and its affiliates are the Holders or Beneficial Owners of at least 51% of the New MMP Shares of the applicable series then outstanding, without the prior written consent of the Purchaser, the Fund will not agree to,

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consent to or permit any amendment, supplement, interpretation, modification or repeal of the Statement to the extent applicable to the Initial Mode or the Supplement or any provision therein, nor waive any provision thereof.  Certain (but not all) of these consent rights are assignable by the Purchaser, to subsequent holders of New MMP Shares of the applicable series that are permitted transferees of such New MMP Shares as set forth in the Supplement and MMP Purchase Agreement.  See the MMP Purchase Agreement for a complete description of all terms applicable to these rights and the limitations thereof.

Tax Exemption

The dividend rate for New MMP Shares of each series assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income taxes, although a portion of those dividends may be subject to the federal alternative minimum tax.  From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on New MMP Shares.  To the extent that it does so, the Fund will provide notice thereof and make Additional Amount Payments at the times and in accordance with, and to the extent required in, the provisions relating thereto in the Supplement.  Investors should consult with their own tax advisors before making an investment in the New MMP Shares.  See “Certain U.S. Federal Income Tax Considerations.”

Priority of Payment
New MMP Shares will be senior securities that represent shares of stock of the Fund and are senior, with priority in all respects, to the Fund’s Common Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.  New MMP Shares each series will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other Preferred Shares.  The Fund may issue additional Preferred Shares on parity with New MMP Shares, subject to certain limitations as set forth in the Supplement and certain consent rights of the holders of more than 50% of the outstanding New MMP Shares of each series as will be set forth in each MMP Purchase Agreement.  The Fund may not issue additional classes of shares that are senior to New MMP Shares or that are senior to other outstanding Preferred Shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.  As a fundamental policy, the Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof may permit.  In addition, each MMP Purchase Agreement will limit the ability of the Fund to issue senior securities or incur other borrowings, subject to certain exceptions as set forth in such agreement.  See “Issuance of Additional Preferred Shares” in the Supplement.

Transfer Restrictions
The New MMP Shares will be subject to substantial restrictions on transfer.  See “Transfers” in the Supplement and the description of such transfer restrictions in this Memorandum for additional information on these transfer restrictions.

Ratings	There can be no assurance that the Fund will maintain any particular ratings of the New MMP Shares of each series. See “Risk Factors—Ratings Risk.”
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An explanation of the significance of ratings may be obtained from the Rating Agencies.  Generally, Rating Agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate.  The ratings of the New MMP Shares of each series should be evaluated independently from similar ratings of other securities.  A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning Rating Agency.

Trading Market
There is currently no established trading market for the New MMP Shares, nor is it expected that any trading market will develop.  The Fund does not intend to apply for a listing of the New MMP Shares on a securities exchange or an automated dealer quotation system.  The New MMP Shares are not registered under the Securities Act.  Accordingly, the New MMP Shares are subject to restrictions on transferability and resale.  See “Notice to Investors” and “Transfer Restrictions” above.

Investment Objective and Strategy
The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with the preservation of capital.  The Fund’s investment objective is nonfundamental, meaning that it may be changed by the Fund’s Board without shareholder approval, although shareholders will receive advance notification of any change in the Fund’s investment objective. There is no guarantee that the Fund will achieve its investment objective. As a fundamental policy, the Fund will, under normal circumstances, invest at least 80% of its assets in investments the income from which is exempt from federal income tax.  For these purposes, “assets” means net assets plus the amount of any borrowings for investment purposes (including assets attributable to preferred shares). The Fund invests primarily in “Municipal Obligations,” also known as tax-exempt obligations. The term “Municipal Obligations” refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status).  The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (“AMT”).  The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations.  “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (“S&P”), or is unrated but judged by the Fund’s investment manager, Delaware Management Company (the “Manager”), to be of comparable quality.  The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

Investment Manager
The Fund’s investment manager is Delaware Management Company (the “Manager”), which is located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. The Manager and its predecessors have been managing Delaware Funds® by Macquarie since 1938. The Manager is a series of Macquarie Investment

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Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services.

Governing Law
The Declaration of Trust, the Statement and the Supplement are governed by the laws of the Commonwealth of Massachusetts.

The MMP Purchase Agreement and the Tender and Paying Agent Agreement are governed by the laws of the State of New York.

Risk Factors
Risk is inherent in all investing.  Therefore, before investing in the New MMP Shares, potential investors should consider the risks of investing in New MMP Shares carefully.  See “Risk Factors” for a description of the potential risks of investing in New MMP Shares and “The Fund’s Investment Objective, Policies, Risks and Restrictions” for a description of the potential risks of investing in the Fund, generally.

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RISK FACTORS
Risk is inherent in all investing.  Investing in any investment company security involves risk, including the risk that MMP shareholders may receive little or no return on their investment or even that MMP shareholders may lose part or all of their investment.  Therefore, before investing, prospective investors should consider carefully the following risks that will be assumed when investing in New MMP Shares.  See also “Investment Objective, Policies, Risks and Restrictions” for a description of the general risks of investing in the Fund.
Dividend Rate Risk – New MMP Shares.  The New MMP Shares are expected to be variable dividend rate securities.  Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general.  Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.
Risks Related to SIFMA Municipal Swap Index.  The Dividend Rate on the New MMP Shares of each series is expected to be based on the weekly SIFMA Municipal Swap Index plus an applicable spread that is determined based on the long-term credit rating of the New MMP Shares of the applicable series. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:
•
Marginal Tax Rates. As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•
Tax-Exempt Status of Municipal Securities.  Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

•
Tax Treatment of Comparable Securities. Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•
Creditworthiness of Municipal Securities. Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

•
Supply and Demand for Municipal Securities; Remarketing Practices. In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

•
Yield Compression. As market interest and dividend rates in general decrease, municipal securities may be subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline

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on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.
•
Discontinuation or Modification of the SIFMA Municipal Swap Index.  The SIFMA Municipal Swap Index was created by the Securities Industry and Financial Markets Association (“SIFMA”) and is produced by Bloomberg. SIFMA and/or Bloomberg may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published.  In addition, SIFMA and/or Bloomberg may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index.  SIFMA and Bloomberg have no obligation to consider the interests of MMP shareholders in calculating, revising or discontinuing the SIFMA Municipal Swap Index.  In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Rate will be based on the S&P Municipal Bond 7 Day High Grade Rate Index.  If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Fund may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the New MMP Shares.  No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

Interest Rate and Income Shortfall Risk.  The New MMP Shares generally will pay dividends based on short‑term interest rates, and the proceeds from the issuance of the Fund’s Preferred Shares are used to buy municipal bonds, which pay interest based on long‑term yields.  Long‑term municipal bond yields are typically, although not always, higher than short‑term interest rates.  Long‑term, intermediate‑term and short‑term interest rates may fluctuate.  If short‑term interest rates rise, New MMP Share rates may rise so that the amount of dividends paid to the New MMP shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of New MMP Shares.  Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds from the issuance of Preferred Shares) is available to pay dividends on the Fund’s outstanding Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the Preferred Shares would be jeopardized.  If long‑term rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as the Asset Coverage for the New MMP Shares and other Preferred Shares.
Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for New MMP Shares (exclusive of any Additional Amount Payments).  In such extreme circumstances, this scenario may adversely affect the valuation of New MMP Shares and the liquidity of New MMP Shares.
No Public Trading Market and Restrictions on Transfer.  There is currently no established trading market for the New MMP Shares.  The Fund does not intend to apply for a listing of the New MMP Shares on a securities exchange or an automated dealer quotation system.  Accordingly, there can be no assurance as to the development or liquidity of any market for the New MMP Shares.  The Fund has not registered, and does not intend to register, the New MMP Shares under the Securities Act.  Accordingly, the New MMP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision.  Furthermore, pursuant to the terms and conditions of the Supplement, unless otherwise permitted by the Fund, the New MMP Shares may only be purchased by and sold to “qualified institutional buyers” in accordance with Rule 144A that are (a) registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks (or affiliates of banks), insurance companies and registered open-end management investment companies or (b) tender option bond trusts in which all investors are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks, insurance companies, and registered open-end management investment companies.  See the terms and conditions in the Supplement under the heading “Transfers.”  Such restrictions on transfer of the New MMP Shares may further limit their liquidity.  If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, in order to preserve the exemption for resales and transfers under
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Rule 144A, the Fund will furnish, or cause to be furnished, to MMP shareholders and prospective purchasers of New MMP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.  See “Available Information.”
Subordination Risk.  While New MMP shareholders will have equal liquidation and distribution rights to any other Preferred Shares that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund.  Therefore, dividends, distributions and other payments to MMP shareholders in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund.  Creditors of the Fund may include lenders and counterparties in connection with any borrowings, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.
Ratings Risk.
There can be no assurance that any particular rating will be maintained at the level initially assigned to the New MMP Shares.  Ratings do not eliminate or mitigate the risks of investing in New MMP Shares.  A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, New MMP Shares).  In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating.  A Rating Agency downgrade of the New MMP Shares that results in an increase in the Dividend Rate may make New MMP Shares less liquid in the secondary market.
The ratings on the New MMP Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor.  A Rating Agency could downgrade New MMP Shares.
Risk of Mandatory and Optional Redemptions or Mode Change.  The Fund may be forced to redeem New MMP Shares to meet regulatory or Rating Agency requirements, or requirements under the MMP Purchase Agreement, may voluntarily redeem New MMP Shares at any time, or may elect to make a Mode Change, including in circumstances that are unfavorable to New MMP shareholders of the affected series, at times when attractive alternative investment opportunities for reinvestment of the proceeds are not available.  See “Redemption” and “Extension of Initial Mode or Designation of New Mode” in the Supplement.
Tax Risks.  The Fund is relying on an opinion of counsel that the New MMP Shares will qualify as stock in the Fund for U.S. federal income tax purposes.  Because there is no direct legal authority on the classification of instruments similar to the New MMP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position.  See “Certain U.S. Federal Income Tax Considerations.”
Multiple Series Risk. At the date hereof, the Fund has one series of MMP Shares outstanding. All Preferred Shares of the Fund have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, but, to the extent that the terms of the various series or types of Preferred Shares differ, there is a risk that market or other events may impact one series of Preferred Shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of Preferred Shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of Preferred Shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of Preferred Shares may be more concentrated than others. A single institutional investor currently owns all the outstanding MMP Shares of the Fund. The Fund, without the consent of New MMP shareholders, may from time to time issue additional Preferred Shares of a new or existing series in connection with new financings, refinancing or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of other Fund counterparties.
Dividend Risk.  The Fund may be unable to pay dividends on New MMP Shares in extraordinary circumstances.
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Liquidity Risk.  Holders of New MMP Shares may be unable to dispose of their New MMP Shares and therefore may have to hold them for a longer period than initially contemplated under the Fund’s governing documents, or even indefinitely.
Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services.  Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in New MMP Shares or the income from that investment will be worth less in the future.  As inflation occurs, the real value of the New MMP Shares and dividends on New MMP Shares may decline.
Deflation Risk.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Cybersecurity Risk.  Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.  Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks).  Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures.  Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws.  Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Certain Affiliations of the Fund.  Certain broker‑dealers may be considered to be affiliated persons of the Fund or the Manager.  Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions.  This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.
Anti-Takeover Provisions.  The Fund’s Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.
THE FUND
Delaware Investments National Municipal Income Fund is a diversified, closed-end management investment company registered under the 1940 Act.  The Fund was organized as a Massachusetts business trust on December 29, 1992 pursuant to a Declaration of Trust (the “Declaration”) governed by the laws of the Commonwealth of Massachusetts and commenced investment operations on February 26, 1993.  The Fund’s Common Shares are traded on NYSE American under the symbol “VFL.”  The Fund’s principal office is located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354, and its telephone number is (866) 437-0252. The Fund’s investment manager is Delaware Management Company.
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The following provides information about the Fund’s outstanding shares as of December 31, 2020:
Title of Class	Amount Authorized	Amount Held By the Fund Or For Its Account	Amount Outstanding
Common	unlimited	0	[ ]
Preferred Shares:	unlimited
MMF:
Series 2049	300	0	300

The Fund, without the consent of New MMP shareholders, may from time to time issue additional Preferred Shares of a new or existing series, including the New MMP Shares, in connection with new financings, refinancing or reorganizations.  The issuance by the Fund of additional Preferred Shares may require the consent of other Fund counterparties.  Additional information about the Fund may be obtained from www.sec.gov or by visiting www.delawarefunds.com, as set forth in the section “Available Information.”  Information on those websites is not part of this Memorandum, except to the extent specifically incorporated by reference.
DESCRIPTION OF NEW MMP SHARES
For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New MMP Shares of each series during the Initial Mode, please see the form of Statement attached hereto as Appendix A-1, together with the form of Supplement attached hereto as Appendix A-2, and incorporated herein by reference.
BOOK-ENTRY PROCEDURES AND SETTLEMENT
None of the Fund, the Manager or the Tender and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.
The New MMP Shares will be book-entry (global) securities.  Upon issuance, all book-entry securities are represented by one or more fully-registered global securities.  Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC.  DTC will thus be the only registered holder of New MMP Shares.
Purchasers of New MMP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system.  Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee.  DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers.  Some of these customers may themselves be securities intermediaries holding securities for their customers.  Thus, each Beneficial Owner of a book-entry security will hold that security indirectly through various intermediaries.
The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member.  The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents.  That means that the Fund and the Tender and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes.  In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New MMP Shares.  The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form.  These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.
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A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:
•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or
•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.
Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount.  Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New MMP Shares.  DTC may base its written instruction upon directions that it receives from Agent Members.
In this Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New MMP Shares will mean payments and notices related to the redemption or tender of New MMP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures.  If fewer than all the New MMP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New MMP Shares to be redeemed.
Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated.  Neither the Fund nor the Tender and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Neither DTC nor DTC’s nominee will consent or vote with respect to the New MMP Shares unless authorized by a participant in accordance with DTC’s procedures.  Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date.  The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New MMP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Dividend payments on the New MMP Shares and payments upon redemption of New MMP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC.  DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Tender and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records.  Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices.  Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Tender and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.
THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE.  THE FUND, THE MANAGER AND THE TENDER AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM.  NO REPRESENTATION IS MADE BY THE FUND, THE MANAGER OR THE TENDER AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF.  NO ATTEMPT HAS BEEN MADE BY THE FUND, THE MANAGER OR THE TENDER AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS.  THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE
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PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.
IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC.
DESCRIPTION OF MMP PURCHASE AGREEMENT
The Fund will enter into an MMP Purchase Agreement with the Purchaser(s) of the New MMP Shares of each series, with terms substantially similar to those included in the purchase agreement in effect for each Acquired Fund MMP Shares immediately prior to consummation of the Reorganizations, except as modified to reflect changes in the issuer from the Acquired Fund to the Fund. Among other things, the MMP Purchase Agreement for the New MMP Shares of each series will provide, as each Acquired Fund MMP Shares purchase agreement provides, certain information and consent rights to the initial holder of the shares.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
Any discussion of U.S. federal tax considerations in this Offering Memorandum was written in connection with the promotion and marketing by the Fund of the New MMP Shares.  Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any U.S. federal, state or local tax penalties.  Each investor should seek advice based on its particular circumstances from an independent tax advisor.
Because the discussion below is general in nature and does not address all of the tax consequences of holding the New MMP Shares and because the tax laws governing the New MMP Shares are complex, you should consult your tax advisor about the tax consequences of investing in the New MMP Shares under your particular circumstances before making an investment.
The discussion below is the opinion of Sidley Austin llp (“Tax Counsel”) on the anticipated U.S. federal  income tax consequences to United States persons (as defined by section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)) of acquiring, holding and disposing of the New MMP Shares only during the Initial Mode.
Tax Counsel’s opinion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings.  All of these authorities are subject to change and any change can apply retroactively.
Subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, it is Tax Counsel’s opinion that for U.S. federal income tax purposes (1) the Fund will qualify as a regulated investment company under the Code, (2) the New MMP Shares will qualify as stock in the Fund, and (3) distributions made with respect to the New MMP Shares will qualify as exempt-interest dividends to the extent properly reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund).
Investors should be aware that Tax Counsel’s opinion is not binding on the Internal Revenue Service or any court.  See the discussions below under the caption “—Treatment of New MMP Shares as Stock.”  In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws.  Tax Counsel will not review the Fund’s compliance with those requirements.  Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.
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Qualification and Taxation of the Fund.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and [intends to distribute substantially all of its net income and gains to its shareholders.  Therefore, it is not expected that the Fund will be subject to any federal income tax to the extent its earnings are so distributed].  To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships.  In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “Investment Objective, Policies, Risks and Restrictions.” If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders would be taxable to such holders as a dividend to the extent of the earnings and profits of the Fund.
A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year.  To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.
Treatment of New MMP Shares as Stock.  In order for any distributions to owners of the Fund’s New MMP Shares to be eligible to be treated as exempt-interest dividends, the New MMP Shares must be classified as stock for federal income tax purposes.  The Manager believes and, as discussed above, it is Tax Counsel’s opinion that, the New MMP Shares will qualify as stock in the Fund for federal income tax purposes.  By acquiring New MMP Shares, an investor agrees to treat the New MMP Shares as stock for federal income tax purposes.
Distributions on New MMP Shares.  A MMP shareholder will be required to report the exempt interest dividends declared by the Fund for each day on which such MMP shareholder is the shareholder of record.  Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).  As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders is expected to qualify for the dividends received deduction available to corporate shareholders.
Tax Character of Distributions
In General.  The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be determined primarily by the tax character of the Fund’s underlying income.  Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income.  In addition, a portion of the Fund’s tax-exempt income may be subject to the federal alternative minimum tax.  The Internal Revenue Service requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year.  The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its Common Shares and Preferred Shares, including New MMP Shares, in proportion to the total dividends

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paid to each class with respect to such year.  To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.
Exempt-Interest Dividends.  The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its Common Shares and Preferred Shares, including New MMP Shares by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds.  Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on municipal bonds and are properly reported by the Fund.  The Fund intends to invest primarily in municipal bonds the income of which is otherwise exempt from regular federal income taxes.  Thus, substantially all of the Fund’s dividends to the holders of one or more Common Shares (each a “Common Shareholder” and together, the “Common Shareholders”) and MMP shareholders are expected to qualify as exempt-interest dividends.  Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.
Exempt-Interest Dividends Subject to the Federal Alternative Minimum Tax.  Federal tax law imposes a federal alternative minimum tax with respect to individuals, trusts and estates.  Interest on certain municipal securities, such as certain bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income.  To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax.  The Fund will annually supply a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax.
Dividends Attributable to Ordinary Income and Capital Gains.  Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income.  In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income.  Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned Common Shares or New MMP Shares of the Fund.  The amount of capital gains and ordinary income allocable to the Fund’s New MMP Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.  Except for dividends paid on New MMP Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on New MMP Shares will constitute exempt-interest dividends for federal income tax purposes.
If the Fund allocates any net capital gain or ordinary income for regular federal income tax purposes to a dividend on New MMP Shares, the Fund will agree as set forth in the Supplement to make certain payments to holders of New MMP Shares to offset the federal income tax effect thereof.  In addition, the Fund will agree as set forth in the Supplement in certain circumstances to provide notice of the amount of any allocation prior to the date such dividend is declared.
Sales, Exchanges and Other Dispositions of New MMP Shares.  On the sale or other disposition of New MMP Shares (other than redemptions, the rules for which are described below under the caption “Redemptions of New MMP Shares”), the amount paid for the seller’s right to any exempt interest dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “Tax Character of Distributions.”  The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the New MMP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the New MMP Shares.
In the case of corporate taxpayers, both long-term and short-term capital gains are taxed at the same rate that applies to ordinary income. In the case of non-corporate taxpayers, short-term capital gains and ordinary income are taxed at a maximum rate of 37% and long-term capital gains at a maximum rate of 20%.  In addition, the effective rate of tax of non-corporate taxpayers may be higher because (i) interest on debt incurred or continued to purchase or carry the New MMP Shares and expenses allocable to the exempt-interest dividends thereon are not
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deductible, and (ii) in the case of a taxpayer that is an individual, estate or trust, and for taxable years starting after December 31, 2017 and before January 1, 2026, the Code disallows “miscellaneous itemized deductions” within the meaning of Code Section 67, repeals the personal exemption and suspends the general limitation imposed on itemized deductions by Code Section 68.
Losses realized by a shareholder on the sale or exchange of New MMP Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.
Subject to certain exceptions, any loss realized on a sale or exchange of New MMP Shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares.  In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.
Redemptions of New MMP Shares.  The Fund may, at its option, redeem New MMP Shares in whole or in part, may be required to redeem all of the New MMP Shares following the occurrence of a Failed Transition Event and may be required to redeem New MMP Shares from all MMP shareholders pro rata, or by lot or other fair method to the extent required to restore compliance with the Asset Coverage and the Effective Leverage Ratio requirements.  Gain or loss, if any, resulting from such a redemption of the New MMP Shares will be taxed as gain or loss from the sale or exchange of the New MMP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund.  For purposes of (a), (b) and (c) above, a shareholder’s ownership of the Common Shares will be taken into account.
Tax on Net Investment Income.  A 3.8% tax is imposed on the net investment income of individuals, estates and trusts with incomes above certain threshold amounts.  The types of investment income used to calculate “net investment income,” include taxable distributions (if any) made by the Fund with respect to New MMP Shares and gains (if any) from the sale or other disposition of New MMP Shares.
Consequences of Insufficient Distributions.  If at any time when the Fund’s New MMP Shares are outstanding the Fund fails to meet 200% asset coverage (as determined pursuant to the 1940 Act), the Fund will be required to suspend distributions to holders of its Common Shares until such asset coverage is restored.  This may prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income (as that term is defined in the Code) determined without regard to the deduction for dividends paid, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both.  Upon failure to meet the 225% Asset Coverage required under the Supplement, the Fund will be required to redeem Preferred Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company.  There can be no assurance, however, that any such redemption would achieve such objectives.
Backup Withholding.  The Fund will be required in certain cases to withhold (as “backup withholding”) federal income tax from amounts payable to any shareholder who (1) has failed to provide the Fund a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding. The backup withholding rate is currently 24%.
The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its MMP shareholders only during the Initial Mode.  These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive.  Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax.  Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular federal
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income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of New MMP Shares.

State and Local Tax Matters
While exempt-interest dividends are exempt from regular federal income taxes, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities.  Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income.  You should consult with your tax adviser about state and local tax matters.
INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS
Investment Objective and Strategies
Investment Objective. The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with the preservation of capital. The Fund’s investment objective is nonfundamental, meaning that it may be changed by the Fund’s Board without shareholder approval, although shareholders will receive advance notification of any change in the Fund’s investment objective. There is no guarantee that the Fund will achieve its investment objective.
Investment Strategies.  As a fundamental policy, the Fund will, under normal circumstances, invest at least 80% of its assets in investments the income from which is exempt from federal income tax. For these purposes, “assets” means net assets plus the amount of any borrowings for investment purposes (including assets attributable to preferred shares). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (“AMT”).
The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.
The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax exempt income, consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by S&P, or is unrated but judged by the Manager to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality. These lower-rated bonds are often referred to as “high yield” or “junk” bonds, and are considered more speculative than higher rated, investment grade bonds.
The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender
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offers, or to address a weakening credit situation.  As a result, the Fund may realize losses or capital gains which could be taxable to shareholders.
Principal Risk Factors of Investing in the Fund
As with most investments, investments in the Fund involve risks, including the risk that shareholders may receive little or no return on their investment, and the risk that shareholders may lose part or all of the money they invest. There can be no guarantee against losses resulting from an investment in the Fund, nor can there be any assurance that the Fund will achieve its investment objective. Whether the Fund achieves its investment objective depends on market conditions generally and on the Manager’s analytical and portfolio management skills. Before investing in the Fund, potential shareholders should carefully evaluate the risks. Because of the nature of the Fund, shareholders should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years.  The following are the principal risks that shareholders assume when investing in the Fund.
Interest rate risk. Interest rate risk is the risk that securities will decrease in value if interest rates rise. This risk is greater for bonds with longer maturities than for those with shorter maturities. Depending on the actual movements of interest rates and how well the Manager anticipates them, the Fund could experience a higher or lower return than anticipated. The Fund does not try to increase return by predicting and aggressively capitalizing on interest rate moves. In an attempt to reduce interest rate risk, the Manager may adjust the Fund’s average duration based on its market outlook, especially on a longer term basis.
Market risk and security risk. Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, investor confidence or heavy institutional selling.  Security risk is the risk that the value of an individual bond will decline because of changing expectations for the ability of the municipality issuing the bond to make payments on principal and interest, or because of changes in applicable interest rates or tax rates.  The Fund spreads its assets across different types of Municipal Obligations and among Municipal Obligations representing different industries and regions in order to attempt to minimize the impact that a poorly performing security would have on the Fund. The Manager also follows a rigorous selection process before choosing securities for the Fund.
High yield, high risk municipal obligations risks. The Fund may invest up to 20% of its assets in high yield Municipal Obligations.  Investing in such so-called “junk bonds” entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by municipalities with lesser financial strength and therefore less ability to make projected debt payments on the bonds. A protracted economic downturn could adversely affect the value of outstanding bonds and the ability of high yield issuers to repay principal and interest. In particular, for a high yield revenue bond, adverse economic conditions to the particular project or industry which backs the bond could pose a significant risk. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it, such as mutual funds and certain financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.
Sector risk.  Sector risk is the risk that the value of securities in a particular sector will decline because of changing expectations for the performance of that sector.  The Fund may invest 25% or more of its total assets in a particular segment of the municipal bond market such as the housing, healthcare and/or utility industries. The Fund may also invest 25% or more of its total assets in industrial development bonds. The Fund will generally focus its investments in a particular sector when the supply of bonds in other sectors does not suit the Fund’s investment needs.  This will expose the Fund to greater sector risk.  The Fund will spread its assets across different types of
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Municipal Obligations and among Municipal Obligations representing different industries and regions in order to attempt to minimize the impact that a poorly performing sector would have on the Fund.
Geographic focus risk. The Fund may be subject to geographic focus risk. Geographic focus risk is the risk that, to the extent the Fund focuses on investments from a particular state or region, it could be adversely affected by political and economic conditions in that state or region.  Heightened sensitivity to regional, state, U.S. territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the U.S. Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a Fund.  From time to time, the Fund may have a significant position in the municipal securities of a particular state, U.S. territory, or U.S. possession. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or U.S. territory or possession.  The Manager attempts to manage these risks by carefully monitoring the economies of, and the Municipal Obligations markets for, the states or regions in which it invests.
Credit risk. Credit risk is the possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. In the case of Municipal Obligations, issuers may be affected by poor economic conditions in their states. The Manager conducts careful credit analysis of individual bonds. The Fund also focuses on high-quality bonds and limits its holdings of bonds rated below investment grade, and the Fund holds a number of different bonds in its portfolios. All of this is designed to help reduce credit risk.
Call risk. Call risk is the risk that a bond issuer will prepay the bond during periods of low interest rates, forcing an investor to reinvest his or her money at interest rates that might be lower than rates on the called bond. The Manager takes into consideration the likelihood of prepayment when it selects bonds and, in certain environments, the Manager may look for bonds that have protection against early prepayment.
Alternative minimum tax risk. If the Fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the Fund’s distributions would be taxable for shareholders who are subject to this tax. Under normal circumstances, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax.
Tax reclassification risk.  While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the IRS as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore the value of the Fund’s common shares, to decline.
Other Investment Policies and Strategies
Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Municipal Obligations typically pay income free of federal income taxes and may be free of state income taxes in the state where they are issued. In addition to the investments and investment strategies described above, the Fund may also invest using the following instruments and strategies.
Municipal obligations. The Fund invests primarily in Municipal Obligations, also known as tax-exempt obligations.  Municipal Obligations are debt obligations issued by or on behalf of a state or territory, or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation, except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status.
High yield, high risk municipal obligations. High yield, high risk Municipal Obligations are debt obligations rated lower than investment grade by a nationally recognized statistical rating agency (“NRSRO”) or, if
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unrated, of comparable quality. These securities are often referred to as “junk bonds” and are considered to be of poor standing and predominately speculative. The Fund may invest up to 20% of its net assets in municipal bonds with an investment rating of Ba/BB or lower, or that are unrated but judged to be of comparable quality by the Manager.
General obligation bonds. General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer’s pledge of its full faith, credit, and taxing power. The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.
Revenue bonds. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility, from the proceeds of a special excise tax or from revenue generated by an operating project. Principal and interest are not secured by the general taxing power. The Fund may invest in industrial development bonds (“IDBs”) or pollution control revenue (“PCR”) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. Tax-exempt industrial development bonds, in most cases, are a type of revenue bond that is not backed by the credit of the issuing municipality and may therefore involve more risk. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with U.S. investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.
Insured municipal obligations. The Fund may invest without limitation in insured Municipal Obligations. It is possible that a substantial portion of the Fund’s portfolio may consist of Municipal Obligations that are insured by the same insurance company. Various municipal issuers may obtain insurance for their obligations. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders. However, there is no assurance that the insurance company will meet its obligations. Insured Municipal Obligations are typically rated in the top quality grades by an NRSRO. Insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations. The purpose of insurance is to protect against credit risk. It does not insure against market risk or guarantee the value of the securities in the portfolio or the value of shares of the Fund.
Private activity or private placement bonds. Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. The Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.
Advance refunded bonds. The Fund may invest without limit in advance refunded bonds. These bonds are generally considered to be of very high quality because of the escrow account, which typically holds U.S. Treasuries. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities that are deposited into an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on pre-existing bonds which are then considered to be “advance refunded bonds.” Escrow secured bonds often receive the highest rating from S&P and Moody’s.
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Short-term tax-free instruments. The Fund may invest without limitation in high-quality, short-term tax-free instruments. Short-term tax-free instruments include instruments such as tax-exempt commercial paper and general obligation, revenue, and project notes, as well as variable floating rate demand obligations.
Restricted securities. Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.”  Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.
Municipal leases and certificates of participation. The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation (“COPs”) rated in the top four quality grades by S&P or another NRSRO.  COPs are widely used by state and local governments to finance the purchase of property and facilities.  COPs are like installment purchase agreements.  A governmental corporation may create a COP when it issues long-term bonds to pay for the acquisition of property or facilities. The property or facilities are then leased to a municipality, which makes lease payments to repay interest and principal to the holders of the bonds. Once the lease payments are completed, the municipality gains ownership of the property for a nominal sum.  As with the Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.
A feature that distinguishes COPs from municipal debt is that leases typically contain a “nonappropriation” or “abatement” clause. This means that the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the property. In many cases, however, the market value of the property may be less than the outstanding principal balance on the COP.
Zero coupon bonds. The Fund may invest in zero coupon bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their respective face amount or par value. The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality. The bonds may have certain tax consequences which, under certain conditions, could adversely affect the Fund.
Downgraded quality ratings. Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.
Purchasing securities on a when-issued or delayed-delivery basis. The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.
Bonds with Similar Characteristics. Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and
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revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.
Borrowing from banks. The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its assets.
Temporary defensive positions. In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.
Fundamental Investment Restrictions
The Fund is subject to the following restrictions that are “fundamental,” which means that they may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any, voting as a separate class. Except with respect to the Fund’s borrowing restriction, these fundamental investment restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.
Concentration. The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
Borrowing and Senior Securities. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act.
Real Estate. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Commodities. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
Lending. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Nonfundamental Investment Policies and Restrictions
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To the extent consistent with its fundamental policies, the Fund (i) may invest up to 20% of its net assets in Municipal Obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from federal income tax; (ii) may invest without limit in state or municipal leases and participation interests therein; (iii) may invest up to 15% of its total net assets in credit default swaps, consistent with its investment objective and strategies.
As a nonfundamental policy, the Fund may not:
•
Invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•
Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets, including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no purchases of investment securities will be made.

•
Pledge, mortgage, hypothecate or otherwise encumber its assets, except that the Fund may do so to secure borrowings permitted by the following paragraph (collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction).

•
Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described above. (The Fund’s collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral requirements with respect to initial and variation margin are not considered by the Fund’s Board of Trustees to be the issuance of a senior security. The Fund’s obligations under interest rate swaps, caps and floors, when-issued and forward commitment transactions and similar transactions are not considered by the Fund’s Board of Trustees to be the issuance of a senior security if covering assets are appropriately segregated.)

•	Make short sales of securities.
•	Invest for the purpose of exercising control over management of any company.
Except with respect to borrowing, these nonfundamental policies and restrictions apply at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.
The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.
In applying the fundamental concentration restriction applicable to the Fund: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This nonfundamental policy is intended to keep the concentration restriction from unnecessarily limiting the Fund’s investments.
The Fund may not invest more than 25% of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest more than 25% of its total assets in industrial development revenue bonds. In
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addition, it is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.
Housing Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.
Health Care Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.
Utility Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.
Transportation Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport’s gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry may experience significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.
Education Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals,
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possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.
 Industrial Revenue Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.
At least six months prior to the Term Redemption Date for all Outstanding New MMP Shares of each series in 2049, the Fund will earmark assets rated at least investment grade (and including Deposit Securities in an amount equal to 20% of the Liquidation Preference of all Outstanding New MMP Shares, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining) with a Market Value equal to at least 110% of the Liquidation Preference of all Outstanding New MMP Shares of the applicable series until the redemption of all Outstanding New MMP Shares of the applicable series.
Exclusion From Commodity Pool Operator Definition
The Fund has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.  The terms of the CPO exclusion requires the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include non-deliverable currency forwards, as further described below. Because the Manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on these exclusions, or the Fund, its investment strategies, or this Memorandum.
Generally, the exclusion from CPO regulation on which the Manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Fund can no longer satisfy these
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requirements, the Manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund; in that case, the Manager and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.
MANAGEMENT OF THE FUND
Trustees and Officers
The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between the Manager and the Fund, is the responsibility of the Board of Trustees of the Fund.  Information about the trustees and officers of the Fund is incorporated in this Memorandum by reference to the Fund’s most recent Annual Report and Proxy Statement relating to the Fund’s annual meeting of shareholders filed with the SEC, current as of the date of such Annual Report and Proxy Statement, respectively.  See “Available Information.”

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354, furnishes investment management services to the Fund, subject to the supervision and direction of the Board.  The Manager also provides investment management services to all of the other Delaware Funds by Macquarie.  Affiliates of the Manager also manage other investment accounts.  While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.  The Manager pays the salaries of all trustees, officers, and employees who are affiliated with both the Manager and the Fund.
As of March 31, 2021, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $187.5 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment, and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.
The Fund’s Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the independent trustees of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement is terminable without penalty on 60 days’ notice by the trustees of the Fund or by the Manager.  The Investment Management Agreement will terminate automatically in the event of its assignment.
As compensation for the investment services to be rendered to the Fund by the Manager, the Fund shall pay monthly to the Manager exclusively from the Fund’s assets, a fee based on the average daily net assets of the Fund during the month, calculated at an annual rate of 0.40%.  For the purposes of calculating the fee, the Fund’s average daily net assets shall be calculated without regard to (i) the liquidation value or other involuntary liquidation preference of any outstanding senior security which is a stock (including Preferred Shares) of the Fund (as those terms are used in Section 18 of the 1940 Act) and (ii) liabilities arising from other senior securities, borrowings or other forms of leveraging.  The Fund conducts its own business and affairs and bears the expenses and salaries necessary and incidental thereto, including, but not limited to, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Board meetings;
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miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board.  Directors, officers and employees of the Manager may be trustees, officers and employees of the Fund, and such persons shall not receive any compensation from the Fund for acting in such dual capacity.  In the conduct of their businesses and in the performance of the Investment Management Agreement, the Fund and the Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.
During the last three fiscal years, the Fund paid the following investment management fees to the Manager: $[   ] in the fiscal year ended March 31, 2021; and $[   ] in the fiscal year ended March 31, 2020; $376,735 in the fiscal year ended March 31, 2019.
Portfolio Management
The Fund is managed by a management team led by Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden.
Gregory A. Gizzi
Managing Director, Head of Municipal Bonds, Senior Portfolio Manager
Gregory A. Gizzi is head of municipal bonds for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI’s taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel
Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager
Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Jake van Roden
Senior Vice President, Senior Portfolio Manager
Jake van Roden is a member of the municipal bond department within Macquarie Investment Management Fixed Income (MFI). He is a portfolio manager for MFI’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI’s closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Investment Management in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

Information about the management team’s compensation, other accounts managed and any material conflicts of interest is contained in the Fund’s most recent Form N-CSR. See “Available Information.”
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Expenses

The Fund is responsible for conducting its own business and affairs and bears the related expenses, including the costs incurred in the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices of shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board.
Any director, officer or employee of the Manager who is a trustee, officer and/or employee of the Fund shall not receive any compensation from the Fund for acting in that dual capacity.
Expenses common to all Delaware Funds by Macquarie are allocated among the funds based on average net assets.  Management fees and other expenses are paid monthly.  The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees.
DESCRIPTION OF COMMON SHARES
In addition to the Preferred Shares, the Declaration authorizes the issuance of Common Shares, par value $.01 per share.  All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation.  Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion rights or rights to cumulative voting.  Whenever Preferred Shares, including New MMP Shares, are Outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accumulated dividends on Preferred Shares, including New MMP Shares, have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares, including New MMP Shares, would be at least 200% after giving effect to the distributions.

DESCRIPTION OF OUTSTANDING FUND MMP SHARES

The Fund’s outstanding MMP Shares (the “Outstanding MMP Shares”) as of the date hereof are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Term Redemption Date
Series 2049 MMP Shares	300	$0.01	$100,000	April 25, 2019	April 1, 2049

The Outstanding MMP Shares were issued to a qualified institutional buyer through a private transaction exempt from registration under the Securities Act.
The Outstanding MMP Shares were issued in the “Variable Rate Mode” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. The Variable Rate Mode for the Outstanding MMP Shares may be extended periodically by agreement with the owners or terminated early at the request of the purchaser or the option of the Fund.  Upon expiration or termination of the VR Mode, the Fund will use its reasonable best efforts to establish, to the extent that it can do so on a commercially reasonable basis, a new Mode to succeed the VR Mode. Modified terms for an extension or a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends
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The holders of Outstanding MMP Shares are entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the dividend rate for the Outstanding MMP Shares payable on the dividend payment dates with respect to the Outstanding MMP Shares. Holders of Outstanding MMP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding MMP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding MMP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Outstanding MMP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding MMP Shares on the Term Redemption Date set forth in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In addition, the Fund is obligated to redeem all of the Outstanding MMP Shares in the event a mode change is initiated and a failed transition to a new mode occurs, if such failure is not cured within the applicable cure period. Outstanding MMP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).
Voting and Consent Rights
Except as otherwise provided in the Declaration, the Statement, or as otherwise required by applicable law, (i) each holder of Outstanding MMP Shares is entitled to one vote for each Outstanding MMP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding MMP Shares, along with holders of other outstanding Preferred Shares of the Fund, vote with holders of Common Shares of the Fund as a single class; provided, however, that holders of Preferred Shares, including Outstanding MMP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding Common Shares and Preferred Shares, including Outstanding MMP Shares, voting as a single class, elect the balance of the trustees of the Fund.
Holders of Outstanding MMP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding MMP Shares or holders of Outstanding MMP Shares. In addition, holders of Outstanding MMP Shares have certain consent rights under the purchase agreement for the Outstanding MMP Shares with respect to certain actions that would affect their investment in the Fund. Holders of Outstanding MMP Shares also are entitled to vote as a class with holders of other Preferred Shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the Preferred Shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of Preferred Shares, including Outstanding MMP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.
Priority of Payment
The Outstanding MMP Shares are senior in priority to the Fund’s Common Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding MMP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other Preferred Shares of the Fund, including the New MMP Shares.

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NET ASSET VALUE
The net asset value per Common Share for the Fund is calculated by subtracting the liabilities (which includes the liquidation preference of any outstanding Preferred Shares (including accumulated and unpaid dividends)) from its total assets and dividing the resulting amount by the number of Common Shares outstanding.  In determining the Fund’s total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund’s pricing procedures.  Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.  Debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the New York Stock Exchange.
Use of a pricing service has been approved by the Board.  Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.  Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS
Personal Liability of Shareholders. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration provides that no liability for any debt or obligation of the Fund shall attach to any shareholder or former shareholder of the Fund. The Declaration requires that each contract, instrument or undertaking made or issued by the officers or trustees of the Fund give notice that the obligations of such instrument are not binding upon the officers, trustees or shareholders of the Fund individually but are binding only upon the assets and property of the Fund, although the omission of such notice shall not operate to bind any officer, trustee or shareholder individually. The Declaration further provides that, in case any shareholder or former shareholder of the Fund is held to be personally liable solely by reason of his being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder's heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability out of the assets of the Fund, provided that the Fund shall have no liability or obligation to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any share or for losses suffered by reason of any changes in value of any Fund assets. The Fund shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
Anti-Takeover Provisions. The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.  In addition, the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding Common Shares and outstanding  Preferred Shares, voting together as a single class, in addition to the vote described below, must vote to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation or a reorganization or recapitalization of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or (4) a termination of the Fund, unless, in any case, such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund's Bylaws, in which case the affirmative vote of the holders of at least a majority of the Fund's outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, is required. Except as may otherwise be required by law, in the case of the conversion of the Fund from a closed-end investment company to an open-end investment company, or in the case  of any of the foregoing transactions constituting a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, approval, adoption or authorization of the action in question will also require the affirmative vote of the holders of sixty-six
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and two-thirds percent (66-2/3%) of the shares of Preferred Shares voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Fund's By-Laws. In addition to the voting requirements imposed by law or by any other provision of the Declaration, the foregoing provisions may not be amended, altered or repealed in any respect, nor may any provision inconsistent with the foregoing provisions be adopted, unless such action is approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding Common Shares and outstanding Preferred Shares, voting as a single class.
In the event the holders of Common Shares or the holders of Preferred Shares, as the case may be, are required by law to approve such an action by a class vote of such holders, such action must be approved by the holders of at least sixty-six and two-thirds percent (66 2/3%) of such holders or such lower percentage as may be required by law. Any series of a class which is adversely affected in a manner different from other series of the same class shall, together with any other series of the same class adversely affected in the same manner, be treated as a separate class. In addition to the voting requirements imposed by law or by any other provision of the Declaration, the provisions in Article V of the Declaration setting forth certain terms and conditions with respect to the Trustees may not be amended, altered or repealed in any respect, nor may any provision inconsistent with Article V of the Declaration be adopted, unless such action is approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding Common Shares and outstanding Preferred Shares, voting together as a single class. In the event the holders of Common Shares or the holders of Preferred Shares, as the case may be, are required by law or by any other provision in the Declaration to approve such an action by a class vote of such holders, such action must be approved by the holders of at least sixty-six and two-thirds percent (66 2/3%) of such holders or such lower percentage as may be required  by law or by any other provision of the Declaration. Reference should be made to the Declaration and By-Laws on file with the SEC for the full text of these provisions.
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or submitting the conversion of the Fund to an open-end investment company to a vote of shareholders.  The Fund cannot assure you that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount.  The Fund will be unable to repurchase its Common Shares if it does not meet certain asset coverage requirements relating to outstanding Preferred Shares.
If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares, including New MMP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares would no longer be listed on NYSE American or elsewhere. Conversion to an open-end company would require the approval of the holders of at least sixty six and two thirds percent (66 2/3%) of the Fund’s Common Shares and Preferred Shares, including New MMP Shares, outstanding at the time, voting together as a single class, and of the holders of at least sixty six and two thirds percent (66 2/3%) of the Fund’s Preferred Shares, including New MMP Shares, outstanding at the time, voting as a separate class, unless the conversion has been approved by the requisite vote of the Board, in which case a majority vote of the requisite holders would be required. See "Certain Provisions in the Declaration of Trust and By-Laws-Anti-Takeover Provisions" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any Business Day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid
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maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.
Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of the Fund may determine that, in the interest of the Fund and its shareholders, no action should be taken.
ADMINISTRATOR, TENDER AND PAYING AGENT, CUSTODIAN
Fund Administration. The Fund has engaged Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, to provide accounting and administration oversight services. DIFSC’s fees for providing these services are based on the aggregate average daily net assets of each of the Delaware Funds by Macquarie and paid on a monthly basis. DIFSC provides accounting and administration oversight services to each of the Delaware Funds by Macquarie.
Tender and Paying Agent. The Bank of New York Mellon (“BNYM”) is the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the New MMP Shares. The main office of BNYM is 240 Greenwich Street, New York, New York 10286-0001.
Custodian. BNYM is the custodian of the securities and all other assets of the Fund and to each of the other Delaware Funds by Macquarie. BNYM also provides fund accounting and financial administration services to the Fund.  The main office of BNYM is 240 Greenwich Street, New York, New York 10286-0001.
LEGAL OPINIONS
Certain legal matters in connection with the New MMP Shares will be passed upon for the Fund by Sidley Austin llp, New York, New York and Stradley Ronon Stevens & Young, LLP, Chicago, Illinois.  Sidley Austin llp may rely as to certain matters of Massachusetts law on the opinion of Wilmer Cutler Pickering Hale and Dorr LLP, Boston, Massachusetts.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Fund appearing in the Fund’s Annual Report for the fiscal year ended March 31, 2021 (the “Annual Financial Statements”) are incorporated by reference into this Memorandum.  The Annual Financial Statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference.  Such Annual Financial Statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.  PricewaterhouseCoopers LLP provides auditing services to the Fund.
AVAILABLE INFORMATION
The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission.  These documents can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549, and New York Regional Office, Brookfield Place, 200
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Vesey Street, Suite 400, New York, New York 10281 or by written request to the Branch of Public Reference via email at publicinfo@sec.gov, by fax at (202) 777‑1030 or by mail at 100 F Street, NE Washington D.C. 20549.  The Securities and Exchange Commission also maintains an internet site that contains reports, proxy and information statements and other information regarding issuers at http://www.sec.gov.
The most recent audited financial statements of the Fund, together with the report of the independent registered public accounting firm thereon, are incorporated in this Memorandum by reference to the Fund’s most recent Annual Report filed with the Securities and Exchange Commission.  Information about the trustees and officers of the Fund is incorporated in this Memorandum by reference to the Fund’s most recent Annual Report and the most recent Proxy Statement relating to the Fund’s annual meeting of shareholders when filed with the Securities and Exchange Commission.  Information about the Fund’s portfolio managers is incorporated by reference to the Fund’s most recent Proxy Statement and Form N-CSR filed with the Securities and Exchange Commission.  A copy of the Annual Report and the Proxy Statement may be obtained from www.sec.gov or by visiting www.delawarefunds.com. A copy of the Form N-CSR may be obtained from www.sec.gov.
If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to MMP shareholders and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New MMP Shares.
Statements in this Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents available upon request from the Fund, subject to compliance with applicable confidentiality restrictions, each such statement being qualified in all respects by this reference.
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APPENDIX A-1

A-1-1

APPENDIX A-2

A-2-1